                       CREDIT SUISSE WARBURG PINCUS FUNDS
                           (FORMERLY DLJ MUTUAL FUNDS)




CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND
CREDIT SUISSE WARBURG PINCUS VALUE FUND
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND
CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND
CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND
CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND
CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

FEBRUARY 28, 2001  PROSPECTUS


As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WARBURG PINCUS FUNDS
PART OF CREDIT SUISSE ASSET MANAGEMENT

                                    CONTENTS

CREDIT SUISSE WARBURG PINCUS FUNDS' RISK/RETURN SUMMARY ............           4

SUMMARY OF CREDIT SUISSE WARBURG PINCUS FUND EXPENSES ..............          16

ANNUAL FUND OPERATING EXPENSES .....................................          17

RECENT DEVELOPMENTS ................................................          22

PURCHASE INFORMATION ...............................................          24

CREDIT SUISSE WARBURG PINCUS FUNDS' INVESTMENT OBJECTIVES AND
POLICIES ...........................................................          26

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS ............          39

FUND MANAGEMENT ....................................................          42

HOW TO BUY AND SELL SHARES .........................................          44

OTHER SHAREHOLDER INFORMATION ......................................          51

ADDITIONAL SHAREHOLDER SERVICES ....................................          56

DISTRIBUTION CHARGES ...............................................          57

DIVIDEND AND DISTRIBUTION INFORMATION ..............................          58

TAXES ..............................................................          58

FINANCIAL HIGHLIGHTS ...............................................          59

FOR MORE INFORMATION ...............................................  back cover

THIS PART OF THE PROSPECTUS SUMMARIZES EACH FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS. THIS SECTION ALSO CONTAINS LIMITED PERFORMANCE DATA. MORE INFORMATION ABOUT THE CREDIT SUISSE WARBURG PINCUS FUNDS IS CONTAINED IN "CREDIT SUISSE WARBURG PINCUS FUNDS' INVESTMENT OBJECTIVES AND POLICIES," AND "ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS." PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY BEFORE INVESTING AND SAVE IT FOR FUTURE REFERENCE.

CREDIT SUISSE WARBURG PINCUS FUNDS' RISK/RETURN SUMMARY

      CREDIT SUISSE WARBURG PINCUS DOMESTIC EQUITY FUNDS

THE CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

      The Credit Suisse Warburg Pincus Blue Chip Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing in companies that offer long-term capital appreciation. The Fund invests in common stock, securities convertible into common stock and other equity securities of well-known and established companies. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements. Generally, the Fund attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Credit Suisse Warburg Pincus Blue Chip Fund is "sector neutral." This means that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of the electric and the gas utilities sectors. In the opinion of the Adviser, this strategy enables the Fund to properly diversify its portfolio within the most important and central realm of the U.S. equity universe. The Fund may also make an investment to earn income when its Adviser believes that it will not compromise the investment objective. To achieve this objective, the Fund may invest up to 35% of the value of its assets in investment-grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers' acceptances and other financial instruments. The Fund may also invest in non-U.S. securities.

      Like any investment, an investment in the Credit Suisse Warburg Pincus Blue Chip Fund is subject to risk and you could lose money. While investments are selected that Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser") believes will experience long-term appreciation, their value could decline. The Fund is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1991         28.00%
1992          2.00%
1993         14.00%
1994         -4.00%
1995         24.00%
1996         20.00%
1997         28.00%
1998         28.00%
1999         28.00%
2000         -4.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 21.16% (quarter ending 12/31/98) and the lowest return for a quarter was -9.22% (quarter ending 9/30/98).

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS        PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
BLUE CHIP FUND CLASS A                           (9.78)%              17.96%              14.91%
-----------------------------------------------------------------------------------------------------
BLUE CHIP FUND CLASS B*                          (8.59)%               N/A                 N/A
-----------------------------------------------------------------------------------------------------
BLUE CHIP FUND CLASS D**                         (4.04)%               N/A                 N/A
-----------------------------------------------------------------------------------------------------
S&P 500***                                       (9.11)%              18.33%              17.46%
-----------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 17.54%.
** The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 6.42%.
*** The S&P 500 -Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 500 do not include any sales charges, fees or other expenses.

THE CREDIT SUISSE WARBURG PINCUS VALUE FUND

      The Credit Suisse Warburg Pincus Value Fund's investment objective is long-term capital appreciation and continuity of income. The Fund seeks to achieve its objective by investing in dividend paying common stock and by diversifying its investments among different industries and different companies. Securities are selected on the basis of their investment merit and their potential for appreciation in value and/or income, with a focus on stability. The Adviser identifies companies that it believes are undervalued and waits for the market to discover that value. A portion of the Fund may be invested in debt securities that are of investment-grade quality, U.S. Government securities and money market instruments. The Fund may also invest in securities of non-U.S. based issuers or issuers that do business principally outside of the U.S., which we refer to as non-U.S. securities. There is no fixed percentage of the Fund's assets that must be invested in any particular type of security.

      Like any investment, an investment in the Credit Suisse Warburg Pincus Value Fund is subject to risk and you could lose money. While the Fund seeks investments that will appreciate in value and/or provide income, the Adviser could select securities that will decline in value and provide no income.

      The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1991          24.00%
1992           6.00%
1993          16.00%
1994          -2.00%
1995          30.00%
1996          22.00%
1997          33.00%
1998          19.00%
1999          10.00%
2000           8.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 16.00% (quarter ending 12/31/98) and the lowest return for a quarter was -9.35% (quarter ending 9/30/98).

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS        PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
VALUE FUND CLASS A                                2.11%               16.68%              15.33%
-----------------------------------------------------------------------------------------------------
VALUE FUND CLASS B*                               3.62%                N/A                 N/A
-----------------------------------------------------------------------------------------------------
VALUE FUND CLASS D**                              8.64%                N/A                 N/A
-----------------------------------------------------------------------------------------------------
S&P 500***                                       (9.11)%              18.33%              17.46%
-----------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Prior to the date of this prospectus, the Fund had not yet offered Advisor Class shares. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 16.51%.
** The since inception (April 30, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 7.17%.
*** The S&P 500 -Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 500 do not include any sales charges, fees or other expenses.

THE CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND

      The Credit Suisse Warburg Pincus Small Company Value Fund's investment objective is a high level of growth of capital. The Fund seeks to achieve its objective by investing in common stock and other equity securities of "small-cap" companies that appear to be undervalued. Companies with market capitalizations of $2 billion or less at the time of purchase are considered to be small-cap companies.

      This Fund's investment objective causes it to be riskier than other funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. You should not invest in this Fund if your principal objective is assured income or capital preservation. Investments in small-cap companies often involve greater risks than investments in larger, more established companies. Small-cap companies may have less management experience, fewer financial resources, and limited product diversification, all of which may increase risks.

      The frequency and trading volume for securities of small-cap companies are substantially less than for larger companies. This can result in greater and more abrupt price fluctuations and can cause small-cap stocks to be less liquid than securities of larger companies. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Russell 2000 Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1991     51.00%
1992     18.00%
1993     22.00%
1994     -1.00%
1995     20.00%
1996     15.00%
1997     26.00%
1998     -5.00%
1999      1.00%
2000     27.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 17.81% (quarter ending 3/31/91) and the lowest return for a quarter was -18.15% (quarter ending 9/30/98).

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS        PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND CLASS A                  19.75%              10.87%              15.80%
-----------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND CLASS B*                 22.10%               N/A                 N/A
-----------------------------------------------------------------------------------------------------
RUSSELL 2000**                                    (3.02)%             10.31%              15.53%
-----------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Prior to the date of this prospectus, the Fund had not yet offered Class D shares. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 11.36%.
** The Russell 2000 Index is an unmanaged index of common stock prices and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The returns for the Russell 2000 Index do not include any sales charges, fees or other expenses.

      THE CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND

      THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING SCHEDULED FOR MARCH 23, 2001, THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE FUND IN EXCHANGE FOR SHARES OF THE WARBURG, PINCUS FOCUS FUND, INC., A SIMILAR FUND IN THE WARBURG PINCUS FAMILY OF FUNDS. SEE "RECENT DEVELOPMENTS" FOR ADDITIONAL INFORMATION.

      The Credit Suisse Warburg Pincus Strategic Growth Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing in equity securities of a limited number of large, carefully selected companies that the Adviser believes will achieve superior growth. The Fund intends to hold securities of approximately 50-60 companies, which may fluctuate depending on the Adviser's view of market conditions. The Fund seeks to achieve superior performance as compared to other U.S. domestic growth funds.

      Like any investment, an investment in the Credit Suisse Warburg Pincus Strategic Growth Fund is subject to risk, and you could lose money. While the Adviser believes that the investments it selects will experience long-term appreciation, their value could decline. Growth companies are typically characterized by higher price-to-earnings and price-to-book ratios, lower dividend yields, greater volatility, and higher historical and predicted earnings. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. Because the Fund normally invests in a smaller number of securities than many other equity funds, an investment in this Fund has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of the S&P 500 Barra Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000   -16.00%

      The annual return referenced in the bar chart is for the calendar year ended December 31 and does not include sales charges. If sales charges were included, the annual return would be lower than shown.

      During the 1-year period shown in the bar chart for Common Class shares, the highest return for a quarter was 8.79% (quarter ending 3/31/00) and the lowest return for a quarter was -18.18% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR            FROM INCEPTION ON 11/18/99
--------------------------------------------------------------------------------------------------
STRATEGIC GROWTH FUND COMMON CLASS                 (15.93)%                      (7.33)%
--------------------------------------------------------------------------------------------------
S&P 500 BARRA INDEX*                               (22.08)%                     (15.35)%
--------------------------------------------------------------------------------------------------

      Common Class shares are not subject to a sales charge. Therefore, the Average Annual Total Returns for the Fund do not reflect the maximum applicable sales charges currently in effect. If sales charges were included, the annual total returns would be lower than those shown. The Fund commenced offering Class A shares, Class B shares and Class C shares on August 1, 2000. Therefore, the Fund does not have a full calendar year of performance for these shares.

* The S&P 500 Barra Index is comprised of those companies within the S&P 500 Index with higher ratios of market price to book value than other companies within the S&P 500 Index. The returns for the S&P 500 Barra Index do not include any sales charges, fees or other expenses.

      THE CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

      The Credit Suisse Warburg Pincus Technology Fund's investment objective is growth of capital. The Fund seeks to achieve this objective by investing in a broad number of industries that comprise the U.S. domestic technology sector. Under normal market conditions, the Fund invests at least 65% of its assets in technology companies. The Fund seeks to create a blend of stocks in companies that include, but are not limited to, the computer hardware, computer software, electronics, semiconductor, semiconductor capital equipment, telecommunication equipment, telecommunication services, and internet industries.

      Like any investment, an investment in the Credit Suisse Warburg Pincus Technology Fund is subject to risk and you could lose money. While the Fund seeks investments that will appreciate in value, the Adviser could select securities that will decline in value and provide no income. Technology stocks, especially those of smaller, less-seasoned companies tend to be more volatile than the overall stock market. When stock prices fall, you should expect the value of your investment to fall as well, possibly to a greater extent than the decline in equity markets generally. The fact that the Fund concentrates in a single sector increases risk and volatility as compared to more diverse funds. This is because factors that affect that sector are likely to directly affect the Fund's performance, both negatively and positively. Even if the overall direction of equity prices is upward, if technology stocks are headed lower, Fund performance could be adversely affected. For example, technology companies could be hurt by such factors as market saturation, price competition, and the advent of competing technologies. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of the Chase H & Q Technology Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000   -29.00%

      The annual returns referenced in the bar chart are for the calendar year ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 1-year period shown in the bar chart for Common Class shares, the highest return for a quarter was 26.49% (quarter ending 3/31/00) and the lowest return for a quarter was -37.75% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR            FROM INCEPTION ON 11/18/99
--------------------------------------------------------------------------------------------------
TECHNOLOGY FUND COMMON CLASS                       (29.00%)                     (10.85%)
--------------------------------------------------------------------------------------------------
CHASE HAMBRECHT & QUIST TECHNOLOGY INDEX*          (35.35%)                     (18.07%)
--------------------------------------------------------------------------------------------------

      Common Class shares are not subject to a sales charge. Therefore, the Average Annual Total Returns for the Fund do not reflect the maximum applicable sales charges currently in effect. If sales charges were included, the annual returns would be lower than those shown. The Fund commenced offering Class A shares, Class B shares, and Class C shares on August 1, 2000 and Class D shares on September 1, 2000. Therefore, the Fund does not have a full calendar year of performance for these shares.

* The Chase H & Q Technology Index is comprised of a cross-section of computer hardware, computer software, communications, semiconductor, information services and internet services companies. The returns for the Chase H & Q Technology Index do not include any sales charges, fees or other expenses.

      CREDIT SUISSE WARBURG PINCUS INTERNATIONAL FUNDS

THE CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

      THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING SCHEDULED FOR MARCH 23, 2001, THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE FUND IN EXCHANGE FOR SHARES OF THE WARBURG, PINCUS EMERGING MARKETS FUND, INC., A SIMILAR FUND IN THE WARBURG PINCUS FAMILY OF FUNDS. SEE "RECENT DEVELOPMENTS" FOR ADDITIONAL INFORMATION.

      The Credit Suisse Warburg Pincus Developing Markets Fund's investment objective is to provide long-term growth of capital by primarily investing in common stocks and other equity securities of companies from developing countries. The Fund seeks to achieve its objective by investing in securities of issuers in countries included in the Morgan Stanley Capital Index ("MSCI") Emerging Markets Free Index. The Fund's investment approach is to seek to minimize country and sector risk by maintaining country and sector neutrality, with weightings close to those of the MSCI Emerging Markets Free Index.

      This Fund's investment objective causes it to be riskier than other mutual funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States) of issuers in developing markets. Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. Investments in developing markets present further risks because they tend to be smaller, less mature and less stable than investments in developed markets. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest and foreign exchange rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 and 5 years and from inception compare to those of the MSCI Emerging Markets Free Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1996          4.00%
1997         -6.00%
1998        -22.00%
1999         69.00%
2000        -38.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 5-year period shown in the bar chart for Class A shares, the highest return for a quarter was 27.74% (quarter ending 12/31/99) and the lowest return for a quarter was -21.96% (quarter ending 6/30/98). 1996 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)       PAST YEAR         PAST 5 YEARS      FROM INCEPTION ON 9/8/95
--------------------------------------------------------------------------------------------------------------
DEVELOPING MARKETS FUND CLASS A                   (41.60)%            (5.47)%                (5.56)%
--------------------------------------------------------------------------------------------------------------
DEVELOPING MARKETS FUND CLASS B                   (41.01)%            (5.09)%                (5.26)%
--------------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS FREE INDEX*                 (30.61)%            (4.17)%                (4.46)%
--------------------------------------------------------------------------------------------------------------

     The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect.

     The Fund commenced offering Class C shares and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The MSCI Emerging Markets Free Index is an unmanaged index composed of a sample of companies representative of the market structure of developing countries worldwide. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses.

THE CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

      The Credit Suisse Warburg Pincus International Equity II Fund's investment objective is long-term growth of capital by investing in equity securities from established non-U.S. markets. The Fund seeks to achieve this objective by focusing on investment selection based primarily on the recommendations of CSFB International Research. The Fund invests in securities of issuers in the developed countries of Europe, Australia and the Far East ("EAFE"), using disciplined, quantitative methods in its attempt to minimize country, industry and financial risks. The Fund is country and sector neutral and will seek to maintain its weightings close to those of the MSCI EAFE Index.

      Like any investment, an investment in the Fund is subject to risk and you could lose money. While the Fund selects investments that the Adviser believes will appreciate in value, those securities could decline in value and provide no income. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States). Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest (generally increases) and foreign exchange rates. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 year and 5 years and from inception compare to those of the MSCI-EAFE -Registered Trademark- Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1996      6.00%
1997      7.00%
1998     18.00%
1999     28.00%
2000    -15.00%

      The annual returns, referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 5-year period shown in the bar chart for Class A shares, the highest return for a quarter was 19.76% (quarter ending 12/31/99) and the lowest return for a quarter was -15.46% (quarter ending 9/30/98). 1996 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS       SINCE INCEPTION*
-------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY II FUND CLASS A             (19.94)%             6.51%                6.38%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY II FUND CLASS B             (19.00)%             6.94%                6.74%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY II FUND CLASS D**           (14.84)%              N/A                  N/A
-------------------------------------------------------------------------------------------------------
MSCI-EAFE***                                     (13.96)%             7.43%                8.09%
-------------------------------------------------------------------------------------------------------

     The Average Annual Returns for the Fund reflect the maximum applicable sales charges.

     The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* Inception date of Class A and Class B shares was September 8, 1995 and Class D shares was May 13, 1999.
** The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 3.26%.
*** The MSCI-EAFE -Registered Trademark- is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin Countries. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses.


      CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUNDS

THE CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

      THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING SCHEDULED FOR MARCH 23, 2001, THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE FUND IN EXCHANGE FOR SHARES OF THE WARBURG PINCUS CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUND, A SIMILAR FUND IN THE WARBURG PINCUS FAMILY OF FUNDS. SEE "RECENT DEVELOPMENTS" FOR ADDITIONAL INFORMATION.

      The Credit Suisse Warburg Pincus Fixed Income II Fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser-known companies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade intermediate-term corporate bonds and U.S. Government securities, as well as in commercial paper and obligations issued or guaranteed by national or state banks. In addition, the Adviser actively manages the maturities of the securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. The Fund seeks to limit risk by selecting investment-grade debt securities.

      While the Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities.

      The Fund is subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. As interest rates rise, absent other factors, bond prices and the value of your investments will fall. The Fund is also subject to the risk that, in seeking to enhance total return, the Adviser will incorrectly forecast changes in interest rates or improperly assess the value of debt securities. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Lehman Brothers Government/Corporate Intermediate Bond Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1991      14.00%
1992       7.00%
1993      10.00%
1994      -4.00%
1995      15.00%
1996       3.00%
1997       8.00%
1998       8.00%
1999      -1.00%
2000       9.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 10-year period shown in the bar chart for Class A shares, the highest return for a quarter was 5.09% (quarter ending 12/31/91) and the lowest return for a quarter was -2.88% (quarter ending 3/31/94).

                          AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)      PAST YEAR          PAST 5 YEARS        PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
FIXED INCOME II FUND CLASS A                      3.70%               4.08%                6.18%
-----------------------------------------------------------------------------------------------------
FIXED INCOME II FUND CLASS B*                     4.14%                N/A                  N/A
-----------------------------------------------------------------------------------------------------
FIXED INCOME II FUND CLASS D**                    9.22%                N/A                  N/A
-----------------------------------------------------------------------------------------------------
LEHMAN INDEX***                                  10.12%               6.11%                7.36%
-----------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 4.67%.
** The since inception (April 30, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was 5.37%.
*** The Lehman Brothers Government/Corporate Intermediate Bond Index is comprised of securities in the Lehman Brothers Government/Corporate Bond Index that have maturities of 5-10 years. The Lehman Brothers Government/Corporate Bond Index includes the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index and does not include sales charges, fees or expenses in its calculation.

THE CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND

      THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, AT A MEETING SCHEDULED FOR MARCH 23, 2001, THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE FUND IN EXCHANGE FOR SHARES OF THE WARBURG, PINCUS MUNICIPAL BOND FUND, INC., A SIMILAR FUND IN THE WARBURG PINCUS FAMILY OF FUNDS. SEE "RECENT DEVELOPMENTS" FOR ADDITIONAL INFORMATION.

      The Credit Suisse Warburg Pincus Municipal Trust Fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities. By high-grade tax-exempt municipal securities, we mean securities rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. It is important to note that unlike most other municipal bond funds, the Fund's objective is not to provide current income that is exempt from federal and/or state income tax. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade, intermediate-term municipal securities. In addition, the Adviser actively manages the maturities of the securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. Certain investments are selected that the Adviser believes are undervalued. The Fund attempts to limit risk by selecting investment-grade debt securities and by maintaining an average maturity of between five and ten years.

      While the Fund seeks investments that will satisfy its investment objective, these investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Fund is also subject to the risk that, in seeking to enhance total return, the Adviser will incorrectly forecast changes in interest rates or improperly assess the value of municipal securities. Like all bond funds, this Fund is subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. As interest rates rise, absent other factors, bond prices and the value of your investment will fall. The Fund is also subject to risks of investing in municipal securities. These risks include uncertainties regarding the securities' tax status, political and legislative changes and the rights of their holders. These and other factors could adversely affect your investment.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 and 5 years and from inception compare to those of The Lehman Brothers Seven Year Municipal Bond Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1994      -3.00%
1995      12.00%
1996       4.00%
1997       8.00%
1998       5.00%
1999      -1.00%
2000       7.00%

      The annual returns referenced in the bar chart are for the calendar years ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 7-year period shown in the bar chart for Class A shares, the highest return for a quarter was 4.52% (quarter ending 3/31/95) and the lowest return for a quarter was -4.18% (quarter ending 3/31/94). 1994 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

---------------------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)       PAST YEAR         PAST 5 YEARS      FROM INCEPTION ON 7/28/93
---------------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST FUND CLASS A                       2.23%              3.45%                   3.77%
---------------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST FUND CLASS B*                      2.50%               N/A                     N/A
---------------------------------------------------------------------------------------------------------------
LBSYMBI**                                          9.07%              5.40%                   5.65%***
---------------------------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance information for these classes.

* The since inception (February 28, 1996) average annual total return for Class B shares for the period ending December 31, 2000 was 3.76%.
** The Lehman Brothers Seven Year Municipal Bond Index ("LBSYMBI") is comprised of municipal securities having an average approximate maturity of seven years and does not include sales charges, fees or expenses in its calculation.
*** For comparative purposes the value of the index on 7/31/93 is used for the beginning value on 7/28/93.

THE CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

      The Credit Suisse Warburg Pincus High Income Fund's primary investment objective is to provide a high level of current income and a secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing in fixed income securities of U.S. issuers that are rated below investment-grade quality or unrated fixed income securities deemed to be of comparable quality. Lower grade fixed income securities are commonly known as "junk bonds."

      This investment objective causes it to be riskier than other mutual funds and you could lose money. Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and non-payment of interest. The market value of longer maturity debt securities, like those held by the Fund, is more sensitive to interest rate changes than the market value of shorter maturity debt securities. The Fund is not recommended for investors whose principal objectives are assured income or capital preservation. This Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital appreciation.

      The following chart and table illustrate the risk and the variability of the Fund's returns by showing the highest and lowest quarterly returns for the Fund's first full calendar year and how the annual returns for 1 year and from inception compare to those of Lipper Open-End High Yield Bond Fund Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

2000   -5.00%

      The annual returns referenced in the bar chart are for the calendar year ended December 31 and do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

      During the 1-year period shown in the bar chart for Class A shares, the highest return for a quarter was 2.89% (quarter ending 12/31/99) and the lowest return for a quarter was -4.17% (quarter ending 12/31/00). 2000 was the first full calendar year of operations.

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)          PAST YEAR            SINCE INCEPTION*
-------------------------------------------------------------------------------------------
HIGH INCOME FUND CLASS A                             (9.20)%                 (2.48)%
-------------------------------------------------------------------------------------------
HIGH INCOME FUND CLASS B                             (8.90)%                 (2.03)%
-------------------------------------------------------------------------------------------
HIGH INCOME FUND CLASS D**                           (4.40)%                 (2.04)%
-------------------------------------------------------------------------------------------
LIPPER OPEN-END HIGH YIELD BOND FUND INDEX***        (9.71)%                 (3.91)%
-------------------------------------------------------------------------------------------

      The Average Annual Total Returns for the Fund reflect the maximum applicable sales charges currently in effect. The Fund commenced offering Class C and Common Class shares on February 28, 2000 and August 1, 2000, respectively. Therefore, the Fund does not yet have a full calendar year of performance for these classes.

* Inception for Class A and Class B shares on March 8, 1999 and Class D shares on May 13, 1999.
** The since inception (May 13, 1999) average annual total return for Class D shares for the period ending December 31, 2000 was -2.04%.
*** The Lipper Open-End High Yield Bond Fund Index is comprised of open-end mutual funds that invest primarily in high yield debt securities. The Index does not include sales charges, fees or expenses in its calculation.

THE CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND

      The Credit Suisse Warburg Pincus Municipal Money Fund's investment objective is maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described herein. The Fund seeks to achieve this objective by investing in municipal securities. The Fund earns income at current money market rates, and its yield generally reflects short-term interest rates which vary from day to day. Such municipal securities will have varying lengths of maturities but will generally have remaining maturities of one year or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

      Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      The Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in the Fund.

      Because this Fund began operations in February, 1997, the first full calendar year of performance was 1998. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1998      3.00%
1999      2.00%
2000      3.00%

      During the 3-year period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ending 12/31/00) and the lowest return for a quarter was 0.52% (quarter ending 3/31/99). The annual returns are for the calendar years ended December 31.

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR            FROM INCEPTION ON 2/24/97
-------------------------------------------------------------------------------------------------
MUNICIPAL MONEY FUND                                3.35%                        2.84%
-------------------------------------------------------------------------------------------------

      Seven Day Yield as of December 31, 2000 was 3.81%.

THE CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

      The Credit Suisse Warburg Pincus U.S. Government Money Fund's investment objective is maximum current income, consistent with liquidity and safety of principal. The Fund seeks to achieve its objective by investing in a portfolio of U.S. Government securities, including issues of the U.S. Treasury and other government agencies, which generally have remaining maturities of one year or less and collateralized repurchase agreements.

      Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in the Fund. The Fund earns income at current market rates, and its yield generally reflects short-term interest rates, which vary from day to day.

      Because this Fund began operations in February 1997, the first full calendar year of performance was 1998. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS

[BAR CHART]

1998          5.00%
1999          4.00%
2000          6.00%

      During the 3 year period shown in the bar chart, the highest return for a quarter was 1.44% (quarter ending 9/30/00) and the lowest return for a quarter was 1.00% (quarter ending 3/31/99). The annual returns are for the calendar years ended December 31.

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------------
(FOR THE PERIODS ENDING DECEMBER 31, 2000)        PAST YEAR            FROM INCEPTION ON 2/24/97
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND                          5.55%                        4.85%
-------------------------------------------------------------------------------------------------

      Seven Day Yield as of December 31, 2000 was 5.54%.

              SUMMARY OF CREDIT SUISSE WARBURG PINCUS FUND EXPENSES

     SHAREHOLDER TRANSACTION EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Credit Suisse Warburg Pincus Funds.

--------------------------------------------------------------------------------------------------------------------------
                                                                                     EQUITY FUNDS*
--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES:                                                                                       COMMON    ADVISOR
  (THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.)   CLASS A(1)   CLASS B(2)   CLASS C   CLASS D     CLASS     CLASS
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                       5.75%         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on reinvested
   dividends (as a percentage of offering price)              NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
   (as a percentage of original purchase price or
   redemption proceeds, as applicable)                        NONE        4%(3)      1%(4)      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Redemption Fees                                             NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Exchange Fee                                                NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MONEY
                                                                            FIXED INCOME FUNDS**                FUNDS***
--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES:                                                                                       COMMON
  (THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.)   CLASS A(1)   CLASS B(2)   CLASS C   CLASS D     CLASS
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                       4.75%         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on reinvested
   dividends (as a percentage of offering price)              NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
   (as a percentage of original purchase price or
   redemption proceeds, as applicable)                        NONE        4%(3)      1%(4)      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Redemption Fees                                             NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------
  Exchange Fee                                                NONE         NONE       NONE      NONE      NONE      NONE
--------------------------------------------------------------------------------------------------------------------------

* Includes the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund.

** Includes the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund.

*** Includes the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund.

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of each Fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4)  1% during the first year.

                         ANNUAL FUND OPERATING EXPENSES

     These examples help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in the applicable Fund for the periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. For each Fund that has Waived Fees, as explained in the footnotes below, the After 1 Year Examples and the first year in each of the other Examples reflect the Waived Fees. For the Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund, the Waived Fees are also reflected in the 3, 5 and 10 Year Examples through the period ended October 31, 2002. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS -- REFLECTING CURRENT FEES)*

---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS                                                                             COMMON
  BLUE CHIP FUND                                              CLASS A   CLASS B    CLASS C   CLASS D      CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .61%      .61%       .61%      .61%      .61%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                 .37%      .37%       .37%      .37%      .37%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.23%     1.98%      1.98%      .98%     1.23%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON    ADVISOR
   VALUE FUND                                                 CLASS A   CLASS B   CLASS C    CLASS D     CLASS     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .58%      .58%       .58%      .58%      .58%      .58%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%      .50%(b)
  Other Expenses                                                 .35%      .35%       .35%      .35%      .35%      .35%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.18%     1.93%      1.93%      .93%     1.18%     1.43%
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS                                                                            COMMON
  SMALL COMPANY VALUE FUND                                    CLASS A   CLASS B    CLASS C   CLASS D     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .81%      .81%       .81%      .81%      .81%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                 .42%      .42%       .42%      .42%      .42%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.48%     2.23%      2.23%     1.23%     1.48%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   STRATEGIC GROWTH FUND                                      CLASS A   CLASS B    CLASS C               CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .75%      .75%       .75%                .75%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%                .25%
  Other Expenses                                                1.42%     1.42%      1.42%               1.42%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          2.42%     3.17%      3.17%               2.42%
---------------------------------------------------------------------------------------------------------------------------
  Waived Fees(c)                                               (1.23)%   (1.23)%    (1.23)%             (1.23)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                               1.19%     1.94%      1.94%               1.19%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   TECHNOLOGY FUND                                            CLASS A   CLASS B    CLASS C   CLASS D     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .88%      .88%       .88%      .88%      .88%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                1.03%     1.03%      1.03%     1.03%     1.03%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          2.16%     2.91%      2.91%     1.91%     2.16%
  Waived Fees(d)                                                (.77)%    (.77)%     (.77)%    (.77)%    (.77)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                               1.39%     2.14%      2.14%     1.14%     1.39%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   DEVELOPING MARKETS FUND(e)                                 CLASS A   CLASS B    CLASS C               CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                1.25%     1.25%      1.25%               1.25%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%                .25%
  Other Expenses                                                1.31%     1.31%      1.31%               1.31%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          2.81%     3.56%      3.56%               2.81%
---------------------------------------------------------------------------------------------------------------------------
  Waived Fees(f)                                                (.66)%    (.66)%     (.66)%              (.66)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                               2.15%     2.90%      2.90%               2.15%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   INTERNATIONAL EQUITY II FUND(e)                            CLASS A   CLASS B    CLASS C   CLASS D     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                1.00%     1.00%      1.00%     1.00%     1.00%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                 .61%      .61%       .61%      .61%      .61%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.86%     2.61%      2.61%     1.61%     1.86%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   FIXED INCOME II FUND                                       CLASS A   CLASS B    CLASS C   CLASS D     CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .59%      .59%       .59%      .59%      .59%
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                 .36%      .36%       .36%      .36%      .36%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.20%     1.95%      1.95%      .95%     1.20%
---------------------------------------------------------------------------------------------------------------------------
  Waived Fees(g)                                                (.25)%    (.25)%     (.25)%    (.25)%    (.25)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                                .95%     1.70%      1.70%      .70%      .95%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   MUNICIPAL TRUST FUND                                       CLASS A   CLASS B    CLASS C               CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .63%      .63%       .63%                .63%
---------------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%                .25%
  Other Expenses                                                 .59%      .59%       .59%                .59%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.47%     2.22%      2.22%               1.47%
  Waived Fees(h)                                                (.52)%    (.52)%     (.52)%              (.52)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                                .95%     1.70%      1.70%                .95%
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                          COMMON
   HIGH INCOME FUND                                           CLASS A   CLASS B    CLASS C    CLASS D    CLASS
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                                 .70%      .70%       .70%      .70%      .70%
---------------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1) and Service Fees(a)                       .25%     1.00%      1.00%      .00%      .25%
  Other Expenses                                                1.53%     1.53%      1.53%     1.53%     1.53%
  TOTAL ANNUAL FUND OPERATING EXPENSES                          2.48%     3.23%      3.23%     2.23%     2.48%
  Waived Fees(i)                                               (1.38)%   (1.38)%    (1.38)%   (1.38)%   (1.38)%
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES LESS WAIVED FEES                               1.10%     1.85%      1.85%      .85%     1.10%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                CREDIT SUISSE WARBURG PINCUS
   MUNICIPAL MONEY FUND                                        U.S. GOVERNMENT MONEY FUND
---------------------------------------------------------------------------------------------------------------------------
  Management Fee                                    .40%      Management Fee                                        .40%
  Distribution (12b-1) and Service Fees(a,j)        .25%      Distribution (12b-1) and Service Fees(a,j)            .25%
  Other Expenses                                    .46%      Other Expenses                                        .46%
  TOTAL ANNUAL FUND OPERATING EXPENSES             1.11%      TOTAL ANNUAL FUND OPERATING EXPENSES                 1.11%
  Waived Fees(k)                                   (.21)%     Waived Fees(l)                                       (.21)%
  TOTAL EXPENSES LESS WAIVED FEES                   .90%      TOTAL EXPENSES LESS WAIVED FEES                       .90%

                                   EXAMPLES+

------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS                                                                                    COMMON
  COMMON BLUE CHIP FUND           CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***    CLASS D        CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                         $   693     $   601      $   201      $   301      $   201      $   100      $   125
  3 Years                            943         821          621          621          621          312          390
  5 Years                          1,212       1,068        1,068        1,068        1,068          542          676
  10 Years                         1,978       2,113        2,113        2,306        2,306        1,201        1,489
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON    ADVISOR
   VALUE FUND                     CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***    CLASS D        CLASS     CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             688         596          196          296          196           95          120       146
  3 Years                            928         806          606          606          606          296          375       452
  5 Years                          1,187       1,042        1,042        1,042        1,042          515          649       782
  10 Years                         1,924       2,059        2,059        2,254        2,254        1,143        1,432     1,713
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   SMALL COMPANY VALUE FUND       CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***    CLASS D        CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             717         626          226          326          226          125          151
  3 Years                          1,016         897          697          697          697          390          468
  5 Years                          1,336       1,195        1,195        1,195        1,195          676          808
  10 Years                         2,242       2,376        2,376        2,565        2,565        1,489        1,768
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   STRATEGIC GROWTH FUND          CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***                   CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             689         597          197          297          197                       121
  3 Years                          1,057         940          740          740          740                       511
  5 Years                          1,574       1,438        1,438        1,438        1,438                     1,060
  10 Years                         2,989       3,122        3,122        3,299        3,299                     2,561
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   TECHNOLOGY FUND                CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***   CLASS D         CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             708         617          217          317          217          116          142
  3 Years                          1,068         951          751          751          751          446          523
  5 Years                          1,531       1,393        1,393        1,393        1,393          884        1,014
  10 Years                         2,806       2,939        2,939        3,119        3,119        2,103        2,367
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   DEVELOPING MARKETS FUND        CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***                   CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             781         693          293          393          293                       218
  3 Years                          1,337       1,231        1,031        1,031        1,031                       809
  5 Years                          1,919       1,789        1,789        1,789        1,789                     1,426
  10 Years                         3,487       3,617        3,617        3,784        3,784                     3,090
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   INTERNATIONAL EQUITY II FUND   CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***   CLASS D         CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             753         664          264          364          264          164          189
  3 Years                          1,126       1,011          811          811          811          508          585
  5 Years                          1,523       1,385        1,385        1,385        1,385          876        1,006
  10 Years                         2,629       2,762        2,762        2,944        2,944        1,911        2,180
------------------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   FIXED INCOME II FUND           CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***   CLASS D         CLASS
------------------------------------------------------------------------------------------------------------------------------------
  1 Year                             567         573          173          273          173           72           97
  3 Years                            814         788          588          588          588          278          356
  5 Years                          1,080       1,029        1,029        1,029        1,029          501          636
  10 Years                         1,839       2,060        2,060        2,255        2,255        1,144        1,432
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   MUNICIPAL TRUST FUND           CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***                   CLASS
---------------------------------------------------------------------------------------------------------------------------
  1 Year                              567        573          173          273          173                         97
  3 Years                             869        844          644          644          644                        414
  5 Years                           1,193      1,142        1,142        1,142        1,142                        753
  10 Years                          2,106      2,324        2,324        2,514        2,514                      1,713
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                                                                  COMMON
   HIGH INCOME FUND               CLASS A    CLASS B**    CLASS B***   CLASS C**    CLASS C***   CLASS D        CLASS
---------------------------------------------------------------------------------------------------------------------------
  1 Year                              582        588          188          288          188           87          112
  3 Years                           1,085      1,066          866          866          866          564          641
  5 Years                           1,614      1,569        1,569        1,569        1,569        1,069        1,196
  10 Years                          3,058      3,263        3,263        3,436        3,436        2,457        2,712
---------------------------------------------------------------------------------------------------------------------------
  CREDIT SUISSE WARBURG PINCUS                                CREDIT SUISSE WARBURG PINCUS
   MUNICIPAL MONEY FUND++                                      U.S. GOVERNMENT MONEY FUND++
---------------------------------------------------------------------------------------------------------------------------
  1 Year                       92                             1 Year                92
  3 Years                     332                             3 Years              332
  5 Years                     591                             5 Years              591
  10 Years                  1,333                             10 Years           1,333

* Effective February 1, 2001, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC, Inc. ("PFPC") began providing administrative services. Administrative services previously were provided by DLJAM and CSAM without charge to the Funds (although DLJAM, and then CSAM, were entitled to reimbursement from the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds). Although these services are now provided for a total rate not to exceed .18% of average daily net assets, if the new investment advisory agreement is approved, CSAM will limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each Fund measured over the 60-day period ended on November 3, 2000. As a result, it is not anticipated that there will be any increase in the average annualized operating expense ratio of any of the Funds through November 3, 2002 due to the retention of new co-administrators. This limit is not reflected in the fee tables and examples above. PFPC continues to provide accounting services, but no longer pursuant to a separate agreement.

**   Assumes reinvestment of all dividends and redemption at end of period.

***  Assumes reinvestment of all dividends and no redemption at end of period.

+ Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

++ Shares purchased directly into a Money Fund will not be subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

(a) The Fund has adopted a Rule 12b-1 plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the 12b-1 fee represents an asset-based sales charge.

(b) The maximum amount payable for distributing these shares is .75 of 1% of the average daily net assets attributable to this Class. The Board of Trustees is currently limiting the amount payable to .50 of 1% of the average daily net assets attributable to the Class.

(c) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Strategic Growth Fund to 1.19% for the Fund's Class A and Common Class shares and 1.94% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2002.

(d) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Technology Fund to 1.14% per year for the Fund's Class D shares, 1.39% per year for the Fund's Class A and Common Class shares, and 2.14% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2002.

(e) The expense ratios for each class of shares of the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund are higher than those paid by most other investment companies, but Credit Suisse Asset Management, LLC (as Adviser) believes that the fees are comparable to those paid by investment companies of similar investment orientation. On November 1, 2000, following the termination of the sub-adviser to the International Equity II Fund, the investment advisory fee was reduced to 1% of the average annual net assets of the Fund.

(f) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Developing Markets Fund to 2.15% per year for the Fund's Class A and Common Class shares and 2.90% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(g) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Fixed Income II Fund to .70% for the Fund's Class D shares, to .95% for the Fund's Class A and Common Class shares and to 1.70% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(h) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Municipal Trust Fund to .95% per year for the Fund's Class A and Common Class shares and to 1.70% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(i) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus High Income Fund to .85% per year for the Fund's Class D shares and 1.10% for the Fund's Class A shares and Common Class shares, and 1.85% for the Fund's Class B and Class C shares. This arrangement will remain in place at least until October 31, 2001.

(j) The maximum allowable amount payable for distributing these shares is .40 of 1% of the average daily net assets of each Money Fund. The Board of Trustees has currently limited the amount payable to .25 of 1% of the average daily net assets of each Money Fund.

(k) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus Municipal Money Fund to .90% per year. This arrangement will remain in place at least until October 31, 2001.

(l) The Adviser has undertaken, in writing, to limit Total Expenses of the Credit Suisse Warburg Pincus U.S. Government Money Fund to .90% per year. This arrangement will remain in place at least until October 31, 2001.

                              RECENT DEVELOPMENTS

     The names of the DLJ Focus Funds, the DLJ Opportunity Funds and the DLJ Select Funds have changed to the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, respectively. The names of each Fund have also changed, as indicated on the front page of this Prospectus.

     The consummation of the previously announced acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") by Credit Suisse Group ("Credit Suisse") occurred on November 3, 2000, following which the assets and business of DLJ Asset Management Group, Inc. ("DLJAM") were transferred to CSAM. As a result, and pursuant to approval by the Board of Trustees of each of the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds (each a "Fund" and collectively the "Funds"), CSAM has succeeded DLJAM as investment adviser to the Funds pursuant to interim advisory agreements (the "Interim Advisory Agreements"). The Interim Investment Advisory Agreements terminate at the earlier of April 2, 2001 and the approval by shareholders of the Funds of new investment advisory agreements with CSAM.

     To rationalize the management of the Funds and the Warburg Pincus family of funds managed by CSAM ("Warburg Pincus Funds"), CSAM has proposed, and the Board of Trustees of the relevant Funds have approved for submission to shareholders at meetings scheduled for March 23, 2001: (i) new investment advisory agreements with CSAM on the same economic terms as the Interim Advisory Agreements; (ii) the replacement of all the current Trustees of the Funds, other than Peter F. Krogh, with trustees of the Warburg Pincus Funds; and (iii) as more fully explained below, the combinations of certain series of the Funds (the "Acquired Funds") into similar funds within the Warburg Pincus Funds (the "Acquiring Funds").

     On December 18, 2000, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") became the distributor of the Funds. Effective February 1, 2001, the Funds retained CSAMSI and PFPC, Inc. ("PFPC") as co-administrators to each of the Funds for a total rate not to exceed .18% of each Funds' average daily net assets. DLJAM and then CSAM provided administrative services to the Funds without charge prior to February 1, 2001 (although DLJAM, and later CSAM, were entitled to reimbursement from the Funds of the Credit Suisse Warburg Pincus Select Funds and the Credit Suisse Warburg Pincus Opportunity Funds). However, CSAM has agreed to assume DLJAM's undertaking to limit total annual operating expenses until October 31, 2001, or October 31, 2002, as the case may be, and to limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of the Funds measured over the 60-day period ended on the date of the acquisition of DLJ. Consequently, it is not anticipated that there will be any increase in the average annualized operating expense ratio of a Fund until November 3, 2002 as a result of the retention of new co-administrators. Further, accounting services previously provided by PFPC pursuant to a separate agreement will be provided by PFPC under its new co-administration agreement.

     Effective February 6, 2001, State Street Bank and Trust Company ("State Street") became the transfer agent for the Fund's Common Class (former Class R) shares. The Board has approved the retention of State Street as transfer agent for the Fund's other classes of shares.

     MERGERS. The Board of Trustees for each of the Acquired Funds listed below has approved, subject to shareholder approval, the transfer to the Acquiring Fund listed below of all of the assets and liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund.

                  ACQUIRED FUND                                             ACQUIRING FUND
                  -------------                                             --------------
Credit Suisse Warburg Pincus Fixed Income II Fund                Warburg Pincus Fixed Income Fund
Credit Suisse Warburg Pincus Municipal Trust Fund                Warburg, Pincus Municipal Bond Fund, Inc.
Credit Suisse Warburg Pincus Developing Markets Fund             Warburg, Pincus Emerging Markets Fund, Inc.
Credit Suisse Warburg Pincus Strategic Growth Fund               Warburg, Pincus Focus Fund, Inc.

     Each of the Acquiring Funds has an investment objective and strategies substantially similar to the investment objective and strategies of the corresponding Acquired Fund. Shareholders of each Acquired Fund would receive on a tax-free basis shares of the relevant Acquiring Fund with the same net asset value as their shares of the Acquired Fund. The investment advisory fees of the Acquiring Funds would in each case be the same as the relevant Acquired Funds, and CSAM has agreed to reimburse expenses of each Acquiring Fund as necessary so that for the two-year period following the consummation of each acquisition the annualized expense ratio of each Acquired

Fund would not increase above its expense ratio for the 60-day period prior to consummation of the acquisitions. Each acquisition would be consummated promptly after receipt of shareholder approval. If an acquisition of an Acquired Fund is not approved, such Fund will continue to engage in business as a series of the Fund and the Board of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the proposal to shareholders.

     The Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds has approved the transfer of all of the assets and liabilities of the Warburg, Pincus Small Company Value II Fund, Inc. and the Warburg, Pincus Value II Fund, Inc. in exchange for shares of the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund, respectively. These acquisitions are subject to the approval of shareholders of the relevant Warburg, Pincus Fund and, if approved, are expected to be consummated in early June, 2001.

                              PURCHASE INFORMATION

     Shares of the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund (the "Money Funds") or Class A, Class B or Class C shares of the other Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through CSAMSI, the Funds' distributor, or by contacting your securities dealer. Common Class shares of the Funds may be purchased directly by using the application available at the Shareholder Service Center or downloaded from WWW.WARBURG.COM. See "How to Buy and Sell Shares -- 2. For Common Class Shares." Common Class shares may also be purchased through a variety of financial services firms such as banks, brokers and financial advisors. Advisor Class Shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain eligible institutions and financial services firms and not by individual investors directly.

     The minimum initial investment in each Fund is $1,000 ($2,000 for Common Class shares). The minimum for additional investments is $25 ($50 for Common Class shares). These minimums are waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds. Further information can be obtained from Credit Suisse Warburg Pincus Funds at the address and telephone number shown on the back cover of this Prospectus. See "How to Buy and Sell Shares" and "Other Shareholder Services."

     The Funds, except the Money Funds, offer Class A, Class B, Class C and Common Class shares. The Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Technology Fund, Credit Suisse Warburg Pincus International Equity II Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus High Income Fund also offer Class D shares. The Credit Suisse Warburg Pincus Value Fund also offers Advisor Class shares.

     Class A shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge ("CDSC") in cases where the initial sales charge was not applied because of the size of the purchase. Class B shares may be purchased at the net asset value per share, but are subject to a CDSC upon redemption. The CDSC applicable to Class B shares declines from 4% for redemptions made during the first year of purchase to zero after four years. Class C shares may be purchased at the net asset value per share, but are subject to a 1% CDSC if redeemed within the first year of purchase. Common Class shares may be purchased at the net asset value per share without any initial sales charge or CDSC. Advisor Class shares may be purchased without any initial sales charge or CDSC. Class D shares are offered without any initial sales charge or CDSC to employees of Credit Suisse First Boston ("CSFB") and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. CSFB employees should contact the CSFB Hotline at 1-800-588-6200 concerning how to purchase Class D shares. See "How to Buy and Sell Shares."

     Shares of the Money Funds may be purchased at a price equal to the net asset value per share of each Money Fund, which is expected to be $1.00 per share. See "Net Asset Value" in the side-bar included on this page.

     The Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund are each a series of the Credit Suisse Warburg Pincus Capital Funds. The Credit Suisse Warburg Pincus International Equity II Fund, the Credit Suisse Warburg Pincus Developing Markets Fund, the Credit Suisse Warburg Pincus High Income Fund, the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund are each a series of the Credit Suisse Warburg Pincus Opportunity Funds. The Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund are each a series of the Credit Suisse Warburg Pincus Select Funds.

     The Credit Suisse Warburg Pincus Opportunity Funds, Credit Suisse Warburg Pincus Capital Funds, and Credit Suisse Warburg Pincus Select Funds are different legal entities and are separately offering their Funds through this Prospectus. Based on the advice of counsel, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.

NET ASSET VALUE:

     Net asset value per share (or "NAV") is determined separately for each class by taking the total assets of each class of a Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class.

     The NAV is determined at the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

     For the Money Funds, the NAV is expected to be maintained at a constant $1.00 per share, although this price is not guaranteed.

     For purposes of computing NAV, the securities in each Money Fund's portfolio are valued at amortized cost, which minimizes the effect of changes in a security's market value and helps maintain a stable $1.00 per share price. However, there is a risk that we will sell a security for a price that is higher or lower than amortized cost. Such an event could have an effect on our ability to maintain an NAV of $1.00 per share.

     In calculating the NAV of the Credit Suisse Warburg Pincus Funds, except the Money Funds, each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees of the applicable Fund believe in good faith would accurately reflect their fair value.

     The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any Fund will achieve its investment objective. The Funds' investment objectives are fundamental policies that cannot be changed without the approval of the shareholders of the applicable Fund. The Board of Trustees of a Fund may change non-fundamental policies without shareholder approval.

                       CREDIT SUISSE WARBURG PINCUS FUNDS'
                       INVESTMENT OBJECTIVES AND POLICIES

     CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Blue Chip Fund is long-term capital appreciation. Investments are made based on their potential for long-term capital appreciation. The Credit Suisse Warburg Pincus Blue Chip Fund may make an investment to earn income when, in the opinion of the Adviser, such an investment will not compromise the Credit Suisse Warburg Pincus Blue Chip Fund's investment objective.

     STRATEGY: The Credit Suisse Warburg Pincus Blue Chip Fund invests in common stock, securities convertible into common stock and other equity securities (e.g., preferred stock and interests in master limited partnerships). It invests primarily in well-known and established companies (generally, companies in operation for more than three years). The Fund may occasionally invest in new and unseasoned companies which, in the opinion of the Adviser, have the potential for long-term capital appreciation.

     The Adviser applies extensive research that has been conducted primarily by research analysts employed by Credit Suisse First Boston on the growth prospects of stocks that are considered for the Fund's portfolio. Target companies normally have market capitalizations of at least $1 billion at the time of purchase. Generally, the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Credit Suisse Warburg Pincus Blue Chip Fund is "sector neutral." This means that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of the electric and the gas utilities sectors. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices. See "Risks for the Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund."

     INVESTMENTS: Under normal circumstances, the Credit Suisse Warburg Pincus Blue Chip Fund invests at least 65% of its total assets in equity securities of companies that the Adviser believes have above-average long-term capital appreciation potential. For temporary defensive purposes, the Credit Suisse Warburg Pincus Blue Chip Fund may invest in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. In addition, the Fund may invest in equity securities selected on a basis other than the potential for long-term capital appreciation. The Fund may invest up to 35% of the value of its assets in investment-grade fixed-income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers'-acceptances and other financial instruments. The Fund may invest in both listed and unlisted securities and may also:

     -    invest up to 10% of the value of its total assets in non-U.S.
          securities;

     - invest no more than 10% of its net assets in restricted securities or other instruments with no ready market;

     -    invest up to 5% of its total assets in warrants; and

     - attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices. See "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS VALUE FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Value Fund is long-term capital appreciation and continuity of income.

     STRATEGY: The Credit Suisse Warburg Pincus Value Fund pursues its investment objective by investing principally in dividend-paying common stock and by diversifying its investments among different industries and companies. Securities are selected based on the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential does not ensure against possible loss in value.

     INVESTMENTS: The Credit Suisse Warburg Pincus Value Fund invests in common stock, preferred stock and securities convertible into common stock. The Credit Suisse Warburg Pincus Value Fund may invest in debt securities that are of investment-grade quality at the time of purchase (including bonds, debentures, notes and asset and mortgage-backed securities), U.S. government securities, municipal securities (including general and special obligation securities and industrial revenue bonds) and money market instruments. See "Additional Information on Investment Policies and Risks -- Mortgage and Asset-Backed Securities and Investment-Grade Debt Securities." There is no fixed proportion of the Credit Suisse Warburg Pincus Value Fund's assets that must be invested in particular types of securities. The percentage of assets invested in various types of securities may be changed from time to time by the Adviser.

     The Credit Suisse Warburg Pincus Value Fund invests in both listed and unlisted securities. The Credit Suisse Warburg Pincus Value Fund may invest in non-U.S. securities and restricted securities. To minimize the effect of a market decline in the value of its securities, the Fund may, depending on market conditions, write covered call options on securities or stock indices. The Fund may invest up to 10% of its assets in non-U.S. securities and up to 10% of its assets in restricted securities. For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND AND THE CREDIT SUISSE WARBURG PINCUS VALUE FUND:

     Like any investment, an investment in the Credit Suisse Warburg Pincus Blue Chip Fund or Credit Suisse Warburg Pincus Value Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value and/or provide income, the value of the securities could decline and provide no income.

     The Funds are subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates (generally increases). If the value of equity markets in general declines, you can expect the value of your investment in the Funds to decline, possibly to a greater extent than the decline in equity markets generally.

     The Credit Suisse Warburg Pincus Blue Chip Fund may invest in new and unseasoned companies. Stocks of these companies tend to be more volatile than stocks of larger and more established companies. In addition, because stocks are selected on the basis of their appreciation potential, they tend to be more risky than many investments that provide current income.

     The Credit Suisse Warburg Pincus Value Fund may invest in debt securities. Debt securities are subject to risks that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the credit quality of the issuer.

     The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may each invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses to the Funds if they had to be sold quickly.

     The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may each invest in non-U.S. securities. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S. See "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Small Company Value Fund is a high level of growth of capital. The Credit Suisse Warburg Pincus Small Company Value Fund is not intended for investors whose principal objective is assured income or preservation of capital.

     STRATEGY: The Credit Suisse Warburg Pincus Small Company Value Fund invests primarily in common stock and may also invest in securities convertible into common stock, preferred stock, other equity securities, bonds or other debt securities as described below. Under normal market conditions, at least 65% of the Fund's assets are invested in equity securities of small market capitalization companies. "Small-cap" companies, for purposes of this Fund, are considered to be companies with market capitalizations of $2 billion or less at the time of purchase. If the market capitalization of a small-cap company in which the Fund has invested increases to a level above $2 billion, the investment adviser will continue to hold the securities of that company until the investment adviser determines that the company no longer has growth potential.

     INVESTMENTS: The Credit Suisse Warburg Pincus Small Company Value Fund pursues its investment objective by employing a value-oriented investment approach. This means that the Adviser seeks securities that appear to be underpriced. The Adviser looks for stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Credit Suisse Warburg Pincus Small Company Value Fund tries to enhance its potential for appreciation and limit the risk of decline in the value of its portfolio. The Credit Suisse Warburg Pincus Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those other funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Credit Suisse Warburg Pincus Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued based on existing conditions and that their earning power or franchise value does not appear to be reflected in their current stock price. To further reduce risk, the Credit Suisse Warburg Pincus Small Company Value Fund diversifies its holdings among many companies and industries. The Adviser also considers whether a company has an established presence in its industry, a product or market niche and whether management owns a significant stake in the company.

     The Credit Suisse Warburg Pincus Small Company Value Fund may also invest in special situation companies. A special situation company is a company whose value may increase within a reasonable period of time solely by reason of a development particularly or uniquely applicable to that company. The securities of these companies may be affected by particular developments unrelated to business conditions generally. These investments may fluctuate without relation to general market trends. In general, the principal risk associated with investing in special situation companies is the potential decline in the value of these securities likely to occur if the anticipated development fails to take place. Examples of special situation companies are companies that are being reorganized or merged, have unusual new products, enjoy particular tax advantages, or acquire new management.

     The Credit Suisse Warburg Pincus Small Company Value Fund invests primarily in common stock. It may also invest in securities convertible into common stock, preferred stock, investment-grade debt securities (including bonds, debentures, notes, asset and mortgage-backed securities), U.S. Government Securities, municipal securities (including general and special obligation securities and industrial revenue bonds), money market instruments (such as commercial paper and bankers' acceptances) and other financial instruments.

     The Credit Suisse Warburg Pincus Small Company Value Fund may also invest in unlisted securities and securities traded in the over-the-counter markets. The Credit Suisse Warburg Pincus Small Company Value Fund may allocate a larger percentage of its assets to unlisted securities than would a typical large company mutual fund. The Credit Suisse Warburg Pincus Small Company Value Fund may also:

     - purchase or sell options on securities and on indices to seek to enhance return or hedge its portfolio;

     - purchase or sell financial futures contracts and options thereon for hedging and risk management purposes;

     -    invest up to 20% of total assets in non-U.S. securities;

     -    invest up to 5% of total assets in rights or warrants; and

     - invest not more than 10% of net assets in instruments having no ready market.

However, the Fund does not invest in restricted securities.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND:

     The investment objective for the Credit Suisse Warburg Pincus Small Company Value Fund causes it to be riskier than other funds and you could lose money. While it seeks investments that will provide a high level of growth of capital, they may decline in value. You should not invest in the Credit Suisse Warburg Pincus Small Company Value Fund if your principal objective is assured income or capital preservation. While smaller companies generally have the potential for rapid growth, they often involve greater risks than investments in larger, more established companies. Small companies may have less management experience, fewer financial resources, and limited product diversification.

     In addition, in many instances the frequency and trading volume for securities of smaller companies are substantially less than those of larger companies, causing such securities to be subject to greater and more abrupt price fluctuations and to be less liquid than securities of larger companies. When making large sales of portfolio securities, it may be necessary for the Credit Suisse Warburg Pincus Small Company Value Fund to sell such securities at discounts from quoted prices or to execute a series of small sales over an extended period of time. These factors cause an investment in the Credit Suisse Warburg Pincus Small Company Value Fund to be riskier than an investment in a typical "large company" mutual fund.

     The Credit Suisse Warburg Pincus Small Company Value Fund also is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates. These factors also could adversely affect an investment in the Fund. If the value of equity markets in general declines, the value of your investment in the Credit Suisse Warburg Pincus Small Company Value Fund could also decline, possibly to a greater extent than the decline in equity markets generally.

     The Credit Suisse Warburg Pincus Small Company Value Fund may invest in various types of debt securities. Debt securities are subject to the risk that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the perceived credit quality of the issuer.

     The Fund may also invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses if they had to be sold quickly.

     The Fund may also invest in non-U.S. securities. Not only do non-U.S. securities carry the same risks as securities of U.S. companies, they also have the added risks of generally being traded in less liquid markets than U.S. securities, involve political systems, economies and markets that may not be as developed as in the U.S. and may be issued by companies that are not subject to reporting requirements that are as rigorous as those imposed on U.S. issuers.

     The Fund also may invest in options, warrants and financial futures contracts. Selecting options, warrants and financial futures contracts involves determinations as to how a particular security, index, interest rate, or currency will change. If the Adviser is wrong in its prediction, the Fund could lose money. In addition, such instruments may not be available, or if available, may be too expensive to utilize. See "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Strategic Growth Fund is long-term growth of capital. Investments are made based on their potential for superior growth.

     STRATEGY: The Fund seeks to achieve this objective by investing in equity securities of a limited number of large, carefully selected companies that the Adviser believes will achieve superior growth. Unlike most equity funds, the Fund focuses on a relatively small number of intensely researched companies. The Fund seeks to achieve superior performance as compared to other U.S. domestic growth funds.

     The Adviser applies extensive research that has been conducted primarily by research analysts employed by Credit Suisse First Boston on the growth prospects of stocks that are considered for the Fund's portfolio. Unlike many equity funds, the Credit Suisse Warburg Pincus Strategic Growth Fund seeks to limit the number of Fund holdings to companies that offer the highest potential for capital appreciation. The Fund intends to hold securities of approximately 50-60 companies, which may fluctuate depending on the Adviser's view of market conditions. Growth companies tend to be concentrated in the technology, health care, consumer, financial, telecommunications and commercial services sectors. By emphasizing Credit Suisse First Boston research in the portfolio stock selection, this Fund will try to deliver superior performance as compared to the U.S. domestic growth fund peer universe. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices. See "Additional Information on Investment Policies and Risks."

     INVESTMENTS: Under normal circumstances, the Credit Suisse Warburg Pincus Strategic Growth Fund invests at least 85% of its total assets in equity securities in U.S. companies that the Adviser believes have above-average long-term capital appreciation potential. The Adviser expects the average market capitalization of companies in the portfolio to be in the range of companies that are included in the Standard & Poor's 500 Index. The Fund may invest in both listed and unlisted securities and may also:

     -    invest up to 10% of the value of its total assets in non-U.S.
          securities;

     -    invest no more than 15% of its net assets in illiquid securities;

     -    invest up to 5% of its total assets in warrants;

     - attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices. See "Additional Information on Investment Policies and Risks"; and

     - invest in investment-grade fixed income securities, including bonds, debentures, notes and money market instruments such as commercial paper and bankers acceptances and other financial instruments.

     For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND

     GOAL: The Credit Suisse Warburg Pincus Technology Fund's investment objective is growth of capital.

     STRATEGY: The Credit Suisse Warburg Pincus Technology Fund seeks to achieve this objective by investing in a broad number of industries that comprise the U.S. domestic technology sector. Under normal market conditions, the Fund invests at least 65% of its assets in technology companies. The Fund seeks to create a blend of stocks in companies that include the computer hardware, computer software, electronics, semiconductor, semiconductor capital equipment, telecommunication equipment, telecommunication services and internet industries. Stock selection reflects a growth approach and is based on fundamental research that assesses a company's prospects for above-average earnings. The research applied by the Adviser is conducted primarily by research analysts employed by Credit Suisse First Boston. In addition, the Adviser also obtains research from other investment firms.

     INVESTMENTS: The Credit Suisse Warburg Pincus Technology Fund invests in common stock, preferred stock and securities convertible into common stock. The Fund will normally invest 80% of its assets in securities of companies principally engaged in offering, developing products, processes or services that will provide technological advances and improvements. The types of companies include computer hardware, computer software, electronics, semiconductor, telecommunication equipment, telecommunication services and internet industries. The Fund may invest in listed and unlisted securities, well-known and established companies and in new and unseasoned companies. The Fund will not invest more than 25% of its total assets in any one industry. The Fund may also:

     - attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices;

     -    invest up to 10% of its assets in non-U.S. securities;

     -    invest up to 15% of its net assets in illiquid securities; and

     - invest in investment-grade fixed income securities, including bonds, debentures, notes and money market instruments such as commercial paper and bankers-acceptances and other financial instruments.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND AND THE CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND:

     Like any investment, an investment in the Credit Suisse Warburg Pincus Technology Fund or Credit Suisse Warburg Pincus Strategic Growth Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value, the value of the securities could decline and provide no income. The Funds are subject to market risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates (generally increases). If the value of equity markets in general declines, you can expect the value of your investment in the Funds to decline, possibly to a greater extent than the decline in equity markets generally. The Funds are also subject to investment risk, which is the possibility that the returns from a specific type of stock will perform worse than the overall stock market or other market sectors. Other general risks include the following:

     The Credit Suisse Warburg Pincus Technology Fund invests in technology companies. The fact that the Fund concentrates in a single sector increases risk and volatility as compared to a fund with a more diversified portfolio. This is because factors that affect that sector are likely to directly affect the Fund's performance, both negatively and positively. Even if the overall direction of equity prices is upward, if technology stocks are headed lower, Fund performance could be adversely affected. Certain factors or market conditions that affect technology companies could have an impact on the Fund's net asset value and performance. For example, companies in the rapidly changing technology sector often face unusually high price volatility, both in terms of gains and losses. Products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments could also result in sharp price declines. In addition, stocks of small, less seasoned companies, tend to be more volatile than the overall market.

     The Credit Suisse Warburg Pincus Strategic Growth Fund will limit the number of companies in its portfolio. As a result, changes in the value of one security are more likely to have a greater effect on the Fund's net asset value than other U.S. domestic growth funds with more diversified portfolios.

     In addition, each Fund may from time to time take temporary defensive positions that are inconsistent with a Fund's investment strategies in attempting to respond to adverse market conditions. If a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

              THE CREDIT SUISSE WARBURG PINCUS INTERNATIONAL FUNDS

     CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Developing Markets Fund is long-term growth of capital by investing primarily in common stocks and other equity securities of companies from developing countries. Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of developing countries.

     STRATEGY: The Credit Suisse Warburg Pincus Developing Markets Fund seeks to achieve this objective by investing in securities of issuers in countries included in the Morgan Stanley Capital Index ("MSCI") Emerging Markets Free Index. The Fund's investment approach is to seek to minimize country and sector risk by maintaining country and sector neutrality, with weightings close to those of the MSCI Emerging Markets Free Index.

     INVESTMENTS: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Fund may purchase a limited amount of restricted or otherwise illiquid securities. The Fund may enter into forward foreign currency exchange contracts to attempt to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

     As used in this Prospectus, a company in a developing country is an entity for which either the principal securities trading market is in a developing country, it is organized under the laws in a developing country or it has its principal office in a developing country. The Fund invests primarily in countries represented within the MSCI Emerging Markets Free Index. Those countries currently include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. The Fund generally does not invest more than 25% of its total assets in developing countries not represented within the MSCI Emerging Markets Free Index.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND:

     Like any investment, an investment in the Credit Suisse Warburg Pincus Developing Markets Fund is subject to risk and you could lose money. While the Fund selects investments that the Fund believes will experience long-term appreciation, their value could decline. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

     There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

     Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets. Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.

     In addition to the general risks of investing in non-U.S. securities, characteristics of developing countries may affect certain investments, such as national policies that restrict foreign investment and the absence of developed legal structures governing private property and private and foreign investments. The typically small size of securities markets and the possibility of a low or nonexistent volume of trading in developing countries may also result in a lack of liquidity and substantial price volatility.

     You should be aware that investing in developing countries generally involves exposure to economic structures that are generally less diverse and mature, and to political systems with less stability than those of developed countries.

     For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus International Equity II Fund is long-term growth of capital by investing primarily in equity securities from established non-U.S. markets. During normal market conditions, the Fund invests most of its assets in securities of issuers from at least three different countries outside the United States. The Fund may invest in securities of companies incorporated in the United States but having their principal activities and interests outside of the United States.

     STRATEGY: The Fund seeks to achieve this objective by focusing on stock selection based primarily on the recommendations of CSFB International Research. The Fund invests in the developed countries of Europe, Australia and the Far East ("EAFE"), using disciplined, quantitative methods in its attempt to minimize country, industry and financial risks. The Fund is country and sector neutral and seeks to maintain its weightings close to those of the MSCI-EAFE Index. Those countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

     INVESTMENTS: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Adviser anticipates that, subject to market conditions, depositary receipts may represent a substantial portion of the Fund's investments. This Fund may invest a limited amount of its assets in restricted or otherwise illiquid securities. The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

ADRS:

     ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a non-U.S. corporation.

     EDRs and GDRs are depositary receipts typically issued by non-U.S. banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND:

     Like any investment, an investment in the Credit Suisse Warburg Pincus International Equity II Fund is subject to risk and you could lose money. While the Fund selects investments the Fund believes will experience long-term appreciation, their value could decline.

     The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

     There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

     Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets. Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.

     For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

               THE CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUNDS

     CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Fixed Income II Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and nonconvertible debt securities of domestic and foreign companies, including both well-known and established and new and lesser-known companies. Total return means the sum of net investment income (if any) and realized and unrealized gains less losses. Capital preservation means minimizing the risk of capital loss in a period of falling prices (rising interest rates) for debt securities.

     STRATEGY: The Fund invests in and holds debt securities that the Adviser believes will maximize total return at a level consistent with capital preservation. The average maturity of the Fund's portfolio is adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest rate patterns.

     A change in the price of a debt security generally is inversely related to market interest rates. This means that the value of the Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. In general, as the average maturity of the portfolio increases, so does the potential volatility in share price. As a matter of fundamental policy, the Fund will invest at least 80% of the value of its total assets in debt securities. In normal circumstances, the Credit Suisse Warburg Pincus Fixed Income II Fund invests at least 65% of the value of its total assets in fixed income securities. However, the Fund may hold cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes as determined by the Adviser without regard to the above limits. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

     INVESTMENTS: The Credit Suisse Warburg Pincus Fixed Income II Fund may invest in bonds, including municipal bonds (taxable and tax-exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P.

     The Credit Suisse Warburg Pincus Fixed Income II Fund may also invest not more than 25% of its total assets in lower-rated debt securities that are not rated below BBB or SP-2 by S&P or Baa or MIG-2 by Moody's to the extent the Adviser views such investments as consistent with this Fund's investment objective. See "Additional Information on Investment Policies and Risks" for a description of securities rated BBB by S&P and Baa by Moody's. The Credit Suisse Warburg Pincus Fixed Income II Fund may enter into repurchase agreements, terminable within seven days or less, involving U.S. Treasury securities, with member banks of the Federal Reserve

System or primary dealers in U.S. Government Securities. The Credit Suisse Warburg Pincus Fixed Income II Fund may invest up to 10% of its assets in restricted securities and in instruments having no ready market value.

     CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND

     GOAL: The investment objective of the Credit Suisse Warburg Pincus Municipal Trust Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities. This investment objective, unlike that of most other municipal bond funds, is NOT to provide current income exempt from federal and/or state income tax. Total return means the sum of net investment income and capital gains less capital losses. The Fund intends to distribute annually its net capital gains. Such distributions, if any, will be taxable to a shareholder as capital gain. See "Dividend and Distribution Information" and "Taxes."

     STRATEGY: The Credit Suisse Warburg Pincus Municipal Trust Fund attempts to maximize total return by actively managing the maturities of the bonds in its portfolio to reflect the Adviser's assessment of anticipated interest rate movements and relative yields. The Credit Suisse Warburg Pincus Municipal Trust Fund currently maintains an average maturity of between 5 and 10 years in order to help reduce the interest rate risk associated with investing in long-term bonds. However, the Fund may adjust this average maturity as the Adviser's views on interest rate movements change, shortening maturities in periods of rising interest rates and lengthening maturities in periods of falling interest rates. The Fund attempts to supplement total return by identifying and purchasing undervalued municipal securities.

     As with any fixed income investment, the success of these strategies depends upon the Adviser's ability to accurately forecast changes in interest rates and to assess the value of municipal securities. You should be aware that there are no assurances that the Fund's investment strategies will be successful. See "Risks for the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund."

     INVESTMENTS: The Credit Suisse Warburg Pincus Municipal Trust Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade, intermediate-term municipal securities. Municipal securities fall into two principal classes: bonds and notes, both of which may have fixed, variable or floating rates of interest. The Fund invests in tax-exempt municipal bonds and notes which are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. The Fund may also invest up to 25% of its total assets in lower-rated municipal securities to the extent the Adviser views such investments as consistent with this Fund's investment objective. See "Additional Information on Investment Policies and Risks -- Investment-Grade Debt Securities" for a description of securities rated BBB by S&P and Baa by Moody's. The Fund may also invest in unrated municipal securities when the Adviser believes they are of comparable quality to that of rated securities and are consistent with the Fund's objective and policies.

     Because a change in the market value of a debt security generally is inversely related to market interest rates, the market value of the Credit Suisse Warburg Pincus Municipal Trust Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. In general, as the average maturity of the portfolio increases, so does the potential volatility in share price. Fluctuations in market value of the Credit Suisse Warburg Pincus Municipal Trust Fund's portfolio resulting from fluctuations in interest rates will generally be greater at times when the average maturity of the Credit Suisse Warburg Pincus Municipal Trust Fund's portfolio is longer.

     The Credit Suisse Warburg Pincus Municipal Trust Fund may enter into repurchase agreements terminable within seven days or less. The Fund may also invest in restricted securities, in instruments having no ready market value and municipal bonds that are subject to the alternative minimum tax. The Credit Suisse Warburg Pincus Municipal Trust Fund reserves the right to hold cash and short-term fixed income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser, without regard for the above limitation. A temporary defensive position could affect the Fund's ability to achieve its investment objective. Dividends of the Credit Suisse Warburg Pincus Municipal Trust Fund will consist of income exempt from federal income tax, income subject to the federal alternative minimum tax ("AMT"), and taxable ordinary income and capital gains. See "Dividend and Distribution Information" and "Taxes."

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND AND CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND:

     While these Funds seek investments that will satisfy their investment objectives, the Funds' investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Funds' Adviser seeks to limit this risk generally by selecting higher-quality debt securities.

     In addition, the Funds are subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

     Each Fund may invest in unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities and could result in losses if they had to be sold quickly. The Credit Suisse Warburg Pincus Municipal Trust Fund is also subject to risks of investing in municipal securities. These risks include uncertainties regarding the tax status of a particular security, political and legislative changes and the rights of their holders. These factors could adversely affect your investment.

HIGH QUALITY RATINGS:

     High Quality Ratings are Aaa, Aa, A or MIG-1 by Moody's, or AAA, AA, A or SP-1 by S&P.

     CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

     GOAL: The Credit Suisse Warburg Pincus High Income Fund's primary investment objective is to provide a high level of current income and a secondary objective is capital appreciation. This Fund is not recommended for investors whose principal objective is assured income or capital preservation.

     STRATEGY: This Fund seeks to achieve its investment objectives by investing in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or, if unrated, are of comparable quality. Securities rated Baa or lower by Moody's and BBB or lower by S&P are commonly known as "junk bonds." These bonds are considered by those rating agencies to have speculative characteristics. These bonds can be expected to provide higher yields. However these securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher-rated fixed-income securities. Investment in such high-yield securities entails relatively greater risk of loss of income and principal.

     INVESTMENTS: This Fund seeks to achieve its objective by investing primarily in a diversified portfolio of lower-rated fixed-income securities including convertible and non-convertible debt securities and preferred stock. The Fund may also hold assets in cash or cash equivalents. This Fund generally does not invest in common stocks, rights or other equity securities. From time to time, the Fund may acquire or hold such securities (if consistent with its objectives) when they are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion, exchange or restructuring of fixed-income securities.

     Selection and supervision by the Adviser of the Fund of investments in lower-rated fixed-income securities involves continuous analysis of individual issuers, general business conditions and other factors. The furnishing of these services does not, of course, guarantee successful results. The Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and consequently, the Credit Suisse Warburg Pincus High Income Fund may invest, without limit, in unrated securities. The Fund's ability to achieve its investment objective may depend on the Adviser's own credit analysis to a greater extent than the funds that invest in higher-rated securities.

     Although the Credit Suisse Warburg Pincus High Income Fund primarily invests in lower-rated securities, it will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P). Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser, it is advantageous to do so.

     RISKS FOR THE CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND:

     While the Credit Suisse Warburg Pincus High Income Fund seeks investments that will satisfy its investment objective, the Fund's investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Fund is also subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

     The market value of longer maturity debt securities, like those held by the Fund, is more sensitive to interest rate changes than the market value of shorter maturity debt securities. In addition, the Fund's investments in lower grade securities will subject investors to greater risk than normally experienced in other fixed income securities.

     Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to pay the principal and interest. Issuers of lower grade securities are more likely to experience financial stress in periods of economic downturn or rising interest rates. The issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

     There is a higher default rate with lower grade securities because they may be unsecured or subordinate to other securities of the issuer. There are fewer dealers in lower grade securities which may make the market for these securities less liquid and cause larger differences in prices quoted than that of higher-rated fixed income securities.

     In addition, the Fund may incur additional expense when it is required to seek recovery upon a default or restructuring.

                  THE CREDIT SUISSE WARBURG PINCUS MONEY FUNDS

     CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND

     GOAL: The Credit Suisse Warburg Pincus Municipal Money Fund seeks maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described herein.

     STRATEGY: The Fund pursues its objectives by investing at least 80% of its total assets in municipal securities. One hundred percent of the securities the Fund invests in are high quality having remaining maturities of one year or less, although their maturities may extend to 397 days. The Fund reserves the right to lower the percentage of investments in municipal securities if economic or political conditions warrant. To increase the Fund's ability to reach its investment objectives, the dollar-weighted average maturity of its portfolio securities is always 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Credit Suisse Warburg Pincus Municipal Money Fund's investments could cause its net asset value per share to deviate from $1.00.

     INVESTMENTS: Normally, substantially all the Credit Suisse Warburg Pincus Municipal Money Fund's income will be exempt from Federal income taxation. Such income may be subject to state or local and/or Federal AMT income taxes. The Fund invests in municipal notes and short-term municipal bonds, which may have fixed, variable or floating rates of interest. Municipal securities with variable rates may include participation interests in industrial development bonds which may be backed by letters of credit from banking or other financial institutions. The letters of credit of any single institution in respect of all variable rate obligations will not cover more than the allowable percentage of the Credit Suisse Warburg Pincus Municipal Money Fund's total assets in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). For a more complete discussion of Municipal Securities, see "Additional Information on Investment Policies and Risks -- Municipal Securities." All of the Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or S&P's, or judged by the Adviser to be of comparable quality.

     The Credit Suisse Warburg Pincus Municipal Money Fund may also invest without limitation in tax-exempt municipal securities subject to the AMT. See "Dividend and Distribution Information" and "Taxes."

     The Credit Suisse Warburg Pincus Municipal Money Fund may invest to a limited extent in stand-by commitments, delayed-delivery, when-issued securities and other illiquid securities. This Fund may also invest a small percentage of its net assets in municipal leases, which are leases or installment purchases used by state and local governments as a means to acquire property, equipment or facilities without involving debt issuance limitations. The Fund may from time to time invest in taxable securities including obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

CASH EQUIVALENTS:

     The International Funds may from time to time take a defensive position by holding all or a portion of the Fund in other types of securities, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, repurchase agreements, time deposits or cash (foreign currencies or U.S. dollars). The International Funds may also temporarily hold cash and invest in high quality foreign or domestic money market instruments with up to 35% of their assets, pending investment of proceeds from new sales of International Funds' shares or to meet ordinary daily cash needs.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND:

     Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This fund seeks to preserve the value of your investment at $1.00 per share; however, it is possible to lose money by investing in this Fund. To seek to reduce investment risk, the Credit Suisse Warburg Pincus Municipal Money Fund may not invest in the securities of any one issuer, (except the U.S. Government), in excess of the percentage of the Credit Suisse Warburg Pincus Municipal Money Fund's total assets allowed under Rule 2a-7 of the 1940 Act.

     The Credit Suisse Warburg Pincus Municipal Money Fund earns income at current money market rates and its yield varies from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Credit Suisse Warburg Pincus Municipal Money Fund nor its yield are insured or guaranteed by the U.S. Government.

     For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

     CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND

     GOAL: The Credit Suisse Warburg Pincus U.S. Government Money Fund seeks maximum current income, consistent with liquidity and safety of principal.

     STRATEGY: This Fund pursues its objectives by maintaining a portfolio of high quality money market securities, including the types described in the succeeding paragraph, which at the time of investment generally have remaining maturities of one year or less. Some maturities may extend to 397 days. The dollar weighted average maturity of the Credit Suisse Warburg Pincus U.S. Government Money Fund's portfolio securities will vary, but will always be 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Credit Suisse Warburg Pincus U.S. Government Money Fund's investments could cause its net asset value per share to deviate from $1.00.

     INVESTMENTS: The Fund invests in U.S. Government Securities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes. The Fund also invests in repurchase agreements that are collateralized in full each day by eligible mortgage related securities or the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. This type of investment could create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. In addition, if the seller of repurchase agreements becomes insolvent, the Fund's right to dispose of the securities might be restricted.

     In addition to the investments listed, the Money Funds may take temporary defensive measures by holding other types of securities which are permitted by Rule 2a-7 of the 1940 Act.

RISKS FOR THE CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND:

     Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in this Fund.

     The Credit Suisse Warburg Pincus U.S. Government Money Fund earns income at current money market rates and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.

     It is important to note that neither the Credit Suisse Warburg Pincus U.S. Government Money Fund nor its yield is insured or guaranteed by the U.S. Government.

TO MAINTAIN PORTFOLIO DIVERSIFICATION AND REDUCE INVESTMENT RISK, THE MONEY FUNDS DO NOT:

     (1) borrow money, except from banks on a temporary basis or through entering into reverse repurchase agreements to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests (the borrowings are not used to purchase investments); or

     (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets, except to secure permitted borrowings.

For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

             ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

     The following general investment policies and risks supplement those set forth above for each Fund.

     EQUITY SECURITIES. "Equity securities" include common stock, preferred stock (including convertible preferred stock), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.

     CONVERTIBLE SECURITIES. A "convertible security" is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities. Like a bond, a convertible security tends to increase in market value when interest rates decline and tends to decrease in market value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     WARRANTS. A "warrant" gives the holder thereof the right to buy equity securities at a specific price during a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, the holder of the warrant can acquire the security at a price below its market value.

     MORTGAGE-BACKED SECURITIES. Except for the Credit Suisse Warburg Pincus Municipal Trust Fund, the Credit Suisse Warburg Pincus Funds may invest in mortgage-backed securities. "Mortgage-backed securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from mortgage loans on real property, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates. The yield and credit characteristics of mortgage-backed securities differ in a number of ways from traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayment of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayment on a security will change the yield to maturity of that security. Under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in such securities notwithstanding the credit quality of the issuers of such securities. Based on historic prepayment patterns, amounts available for reinvestment are likely to be greater during a period of declining interest rates and, thus, are likely to be reinvested at lower interest rates, than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     ASSET-BACKED SECURITIES. Except for the Credit Suisse Warburg Pincus Municipal Trust Fund, the Credit Suisse Warburg Pincus Funds may invest in asset-backed securities. "Asset-backed securities" have similar structural characteristics to mortgage-backed securities, but the underlying assets include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements, rather than mortgage loans or interests in mortgage loans. Asset-backed securities present certain risks that are not present in mortgage-backed securities; primarily, these securities do not have the benefit of the same security interest in the related collateral. There is the possibility that recoveries of repossessed collateral may not, in some cases, be available to support payments on these securities. For example, in the event that the collateral underlying an asset-backed security must be disposed of, it may be difficult to convert that collateral into a stream of payments to be paid to the holders of the security.

     MUNICIPAL SECURITIES. "Municipal securities" are either bonds or notes. Municipal bonds, which are longer-term debt obligations meeting long-term capital needs, are either "general obligation" bonds or "revenue" bonds. Payment of principal and interest on general obligation bonds is secured by the issuing municipality's pledge of its full faith and credit and taxing power. Payment on revenue bonds is met from the revenues obtained from a certain facility, class of facilities, special excise or other tax, but not from general tax revenues. Variations on these two classifications exist, such as revenue bonds backed by a municipality's general taxing power, or general obligation bonds backed by limited taxing power.

     Municipal notes are short-term debt obligations generally maturing in one year or less meeting short-term capital needs and are also either "general obligation" or "revenue" debt securities. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

     Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula, in order to minimize fluctuation in the value of the principal of the securities. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

     The Credit Suisse Warburg Pincus Municipal Money Fund and Credit Suisse Warburg Pincus Municipal Trust Fund may invest in variable rate obligations. Such adjustments minimize changes in the market value of the obligation, and in the case of the Credit Suisse Warburg Pincus Municipal Money Fund enhances the ability of such Fund to maintain a stable $1.00 net asset value. See "Net Asset Value."

     INVESTMENT-GRADE DEBT SECURITIES. All of the Credit Suisse Warburg Pincus Funds may invest in debt securities of investment-grade quality. "Investment-grade debt securities" are debt securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody's. Investment-grade debt securities may also include debt securities believed by the Adviser (on the basis of criteria believed by the Adviser to be comparable to that applied by such rating agencies) to be of comparable quality to debt securities so rated by the rating agencies.

     Debt securities rated Baa or higher by Moody's or BBB or higher by S&P are investment-grade securities. Securities rated BBB are regarded by S&P as having an adequate capacity to pay interest and repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Securities rated Baa by Moody's are considered to be medium-grade obligations. These securities are neither highly protected nor poorly secured. The rating organization determines that interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. For a more complete description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information of each of the Credit Suisse Warburg Pincus Funds. The investment-grade limitations referenced for each Fund are applicable at the time of initial investment and a Fund may determine to retain securities of issuers which have had their credit characteristics downgraded.

     REPURCHASE AGREEMENTS. The Credit Suisse Warburg Pincus Funds may enter into a repurchase agreement with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser requires continual maintenance of collateral with a Fund's custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event a counterparty defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the counterparty becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

     NON-U.S. SECURITIES. All of the Credit Suisse Warburg Pincus Funds, except the Money Funds and the Credit Suisse Warburg Pincus Municipal Trust Fund, may invest in securities of issuers outside of the United States, which we refer to as "non-U.S. securities." There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of a non-U.S. issuer, including the withholding of dividends.

     Non-U.S. securities may be subject to taxes imposed by foreign governments that would reduce the net yield on such securities. Investment in non-U.S. securities may result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges (which generally are higher than commissions on U.S. exchanges) and the expense of maintaining securities with non-U.S. custodians.

     Investments in non-U.S. securities include securities issued by European issuers. On January 1, 1999, the countries participating in the European Monetary Union ("EMU") implemented a new currency unit, the Euro, which is reshaping financial markets, banking systems and monetary policies in Europe and other parts of the world. Although it is not possible to predict the eventual impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Funds are aware of such potential problems and are coordinating ways to prevent or alleviate their adverse impact on the Funds.

     INVESTMENT COMPANIES. Certain Funds may invest a limited amount of their assets in shares of other investment companies. Investments in other mutual funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. In addition, such investments are subject to limitations under the 1940 Act and market availability. Currently, the International Funds, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund and the Credit Suisse Warburg Pincus Municipal Money Fund may invest in such investment companies if, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, these Funds would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time shareholders of these Funds would continue to pay their own management fees and other expenses.

     OPTIONS. A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may write covered call options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable. The Credit Suisse Warburg Pincus Small Company Value Fund may purchase or sell put and call options on individual securities or stock indices as a means of achieving additional return or of hedging the value of its portfolio. The International Funds may purchase and sell put and call options on securities, currencies and financial indices that are traded on U.S. or non-U.S. securities exchanges or in the over-the-counter market. Options traded in the over-the-counter market are considered illiquid investments. The International Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies.

     Each of the Credit Suisse Warburg Pincus Strategic Growth Fund's, Credit Suisse Warburg Pincus Technology Fund's and International Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select international securities for investment. The ability of each of these Funds to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The inability to close options and futures positions also could have an adverse impact on each Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Funds of margin deposits or collateral in the event of bankruptcy of a broker with whom the Funds have an open position in an option, a futures contract or related option.

     LOWER-GRADE SECURITIES. The Credit Suisse Warburg Pincus High Income Fund purchases lower-grade securities. "Lower-grade securities" are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in these securities involves substantial risk. Lower-grade securities are commonly referred to as "junk bonds." Issuers of lower-grade securities may be highly leveraged and may not have traditional methods of financing. The risks associated with acquiring the securities of these issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. The risk of loss due to default is significantly greater for the holders of lower-grade securities because such securities may be unsecured and may be subordinate to other securities of the issuer.

FUND MANAGEMENT

     As discussed under "Recent Developments," on November 3, 2000, DLJ, the indirect parent of DLJAM was acquired by Credit Suisse. Following the acquisition, CSAM succeeded DLJAM as Adviser of the Credit Suisse Warburg Pincus Funds pursuant to Interim Advisory Agreements. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, is a member of Credit Suisse Asset Management, the institutional asset management arm of Credit Suisse Group, one of the world's leading banks. As of December 31, 2000, Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally. Except as set forth below, the investment personnel involved in the management of the Funds has not changed.

     Effective November 1, 2000, the Subadvisory Agreement with AXA Investor Managers GS Ltd. ("AXA") pursuant to which AXA acted as subadviser of the Credit Suisse Warburg Pincus Developing Markets Fund and Credit Suisse Warburg Pincus International Equity II Fund (the "International Funds") was terminated by mutual agreement of the parties. At that time, the Adviser became solely responsible for investment management of the International Funds.

THE FEES PAID FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000 WERE AS FOLLOWS:

-----------------------------------------------------------------------------------------------------------------
 FUND*                                                                % OF AVERAGE NET ASSETS   FEES PAID
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Blue Chip Fund                                       .61%         $1,338,293
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Value Fund                                           .58%         $1,442,618
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Small Company Value Fund                             .81%         $1,622,703
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Strategic Growth Fund                                .75%         $   47,380
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Technology Fund                                      .88%         $  208,699
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Developing Markets Fund                             1.25%         $  262,585
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus International Equity II Fund                        1.25%         $  809,279
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Fixed Income II Fund                                 .59%         $  837,673
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Municipal Trust Fund                                .625%         $  163,791
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus High Income Fund                                     .70%         $   98,962
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus Municipal Money Fund                                 .40%         $  223,580
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse Warburg Pincus U.S. Government Money Fund                           .40%         $  256,602
-----------------------------------------------------------------------------------------------------------------

* The Credit Suisse Warburg Pincus Strategic Growth Fund and the Credit Suisse Warburg Pincus Technology Fund commenced operations on November 18, 1999. Accordingly, the percentages shown represent the annual fees payable pursuant to the advisory agreements.

THE FOLLOWING INDIVIDUALS ARE RESPONSIBLE FOR MANAGEMENT OF THE CREDIT SUISSE WARBURG PINCUS FUNDS.

     Cathy A. Jameson is the portfolio manager of the Credit Suisse Warburg Pincus Fixed Income II Fund, a position she has held since the Fund was started in 1986. Ms. Jameson is a Vice President of the Credit Suisse Warburg Pincus Capital Funds. She is also a Managing Director of CSAM, which she joined as a result of Credit Suisse's acquisition of DLJ.

     Roger W. Vogel serves as the primary portfolio manager of the Credit Suisse Warburg Pincus Small Company Value Fund and as of February, 2000, the Credit Suisse Warburg Pincus Value Fund. He has acted as the portfolio co-manager of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, and the Credit Suisse Warburg Pincus Small Company Value Fund since July 1993. Mr. Vogel is a Vice President of the Credit Suisse Warburg Pincus Capital Funds, and a Managing Director of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ. Prior to becoming associated with the Funds, Mr. Vogel was a Vice President and portfolio manager with Chemical Banking Corp.

     Marybeth B. Leithead is the portfolio manager of the Credit Suisse Warburg Pincus Municipal Trust Fund, a position she has held since the commencement of its operations on July 28, 1993. Ms. Leithead is also a Vice President of the Credit Suisse Warburg Pincus Capital Funds and a Director of CSAM, which she joined as a result of Credit Suisse's acquisition of DLJ.

     Hugh M. Neuburger is the primary portfolio manager of the Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund. He has also served as the co-portfolio manager of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund and the Credit Suisse Warburg Pincus Small Company Value Fund since August 1995, and the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund since November 2000. Mr. Neuburger is a Managing Director of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ.

     William D. Butler, a Vice President of CSAM, which he joined as a result of Credit Suisse's acquisition of DLJ, serves as co-portfolio manager of the Credit Suisse Warburg Pincus Technology Fund. Mr. Butler joined DLJAM as an Equity Analyst in 1998 after spending three years as a Senior Consultant at BARRA Inc., advising institutional money managers on equity risk management, performance attribution and portfolio construction.

     Luisa Michel is the co-portfolio manager of the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund and Vice President of CSAM, with which she has been associated since 1998. Ms. Michel joined CSAM as a result of Credit Suisse's acquisition of DLJ. From 1993 to 1998, Ms. Michel was a Senior International Credit Analyst at Merrill, Lynch, Pierce, Fenner and Smith Inc. focusing on Latin America. From 1989 to 1991, she acted as a lending officer for Manufacturers Hanover Trust Company.

     Effective December 8, 2000, Richard Lindquist assumed the role of portfolio manager for the Credit Suisse Warburg Pincus High Income Fund. Mr. Lindquist is a Managing Director of CSAM and heads CSAM's high yield management team. Mr. Lindquist joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp., which he joined in 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist also assumed the role of portfolio manager for the DLJ High Yield Bond Fund. Mr. Lindquist is a Chartered Financial Analyst.

HOW TO BUY AND SELL SHARES

1. BUYING SHARES OF THE MONEY FUNDS OR CLASS A, CLASS B OR CLASS C SHARES OF THE OTHER CREDIT SUISSE WARBURG PINCUS FUNDS

     OPENING AN ACCOUNT:

     Decide whether your first payment will be delivered by check or wire. Initial payment must be at least $1,000.

     BY CHECK USING U.S. MAIL:

     Complete an application and send it along with a check made payable to the Credit Suisse Warburg Pincus Funds to:

     Credit Suisse Warburg Pincus Funds
     PFPC, Inc.
     P.O. Box 61503
     King of Prussia, PA 19406-3101

     BY CHECK USING U.S. OVERNIGHT DELIVERY:

     Complete an application and send it along with a check made payable to the Credit Suisse Warburg Pincus Funds to:

     Credit Suisse Warburg Pincus Funds
     PFPC, Inc.
     211 S. Gulph Road
     King of Prussia, PA 19406-3101

     BY WIRE:

     Call Credit Suisse Warburg Pincus Funds at 1-800-225-8011 (option #2) to obtain an account number. A representative will instruct you to send a completed, signed application to the Transfer Agent, PFPC, Inc. ("Transfer Agent"). Your account cannot be opened without a completed, signed application and a Fund account number.

     CONTACT YOUR BANK TO ARRANGE A WIRE TRANSFER TO:

     Boston Safe Deposit & Trust
     ABA #: 011001234
     Credit: (Insert Name of Your Fund)
     ACCT#: 006068
     FBO (Shareholder name and account number)

     Your wire instructions must also include: the name of the Fund, your account number and the name(s) of the account holders.

     An account at the Fund will be established once the application and check are received in good order.

     If you purchase shares of the Money Funds through a wire transfer, you will be eligible to receive the daily dividend declared on the date of purchase, as long as the Transfer Agent is notified of such purchase by 12:00 noon. The funds must be received by the Transfer Agent by 4:00 p.m.

     Investors may also purchase shares of the Credit Suisse Warburg Pincus Funds through their securities dealer. For shares purchased through a securities dealer or by clients of an eligible institution: call your broker or service representative for instructions in opening an account. Investors may be charged separate fees if they effect transactions through a securities dealer or eligible institution. In addition, securities dealers may offer an automatic sweep for the shares of the Money Funds in the operation of cash accounts for their customers. Shares of the Money Funds purchased through an automatic sweep by 1:00 p.m. are eligible to receive that day's daily dividend. For more information, contact your securities dealer. Other information regarding purchasing shares is contained in each Fund's Statement of Additional Information.

     Shareholder accounts established on behalf of the following types of plans will be exempt from the Fund's minimum and additional investment amounts: 401(k) Plans, 403(b) Plans, 457 Plans, SEP Plans, and SIMPLE Plans. An account established for the Funds' Class D shares will also be exempt from the Funds' minimum and subsequent purchase requirements. In addition, the Funds reserve the right to waive their minimum purchase requirements.

     Additional investments may be made at any time by sending a check payable to the Funds along with an investment stub found at the bottom of the Funds' Shareholder Statement form. If the stub is not available, you may send a check payable to the "Credit Suisse Warburg Pincus Funds" directly to the Transfer Agent at the address listed above. Please reference the account number to be credited on the check, as well as the Fund you have selected to purchase.

     SELLING SHARES OF THE MONEY FUNDS OR CLASS A, CLASS B OR CLASS C SHARES OF THE OTHER CREDIT SUISSE WARBURG PINCUS FUNDS

     Will you be requesting a redemption of your holdings in the Credit Suisse Warburg Pincus Funds through the Funds' Telephone Redemption Privilege?

     YES.

     Call 1-800-225-8011 to sell your shares. Requests for redemptions of more than $50,000 must be made in writing and be accompanied by a signature guarantee.

     (A "signature guarantee" is a signature guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association.)

     Remember, the Money Funds require a minimum account size of $750 and the other Credit Suisse Warburg Pincus Funds require a minimum account size of $250 for Class A, Class B or Class C shares.

     NO.

     FOR SHARES HELD AT THE FUND, WRITE TO THE FUND AT:

     Credit Suisse Warburg Pincus Funds
     PFPC, Inc. P.O. Box 61503
     (211 S. Gulph Road)*
     King of Prussia, PA 19406-3101

     Remember, any Class A, Class B or Class C account that has less than $250 (or $750 in the case of the Money Funds), the Fund may redeem.

     *FOR OVERNIGHT DELIVERY.

     For shares purchased through a broker-dealer: call your broker or securities dealer representative.

     Your redemption will be processed at the net asset value per share, next computed following the receipt of your request in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption. The value of your shares may be more or less than your investment depending on the net asset value of your Fund on the day you redeem.

     The Credit Suisse Warburg Pincus Funds have a minimum account size of $250 for Class A, Class B and Class C shares and $750 for shares of the Money Funds. You may be requested to increase your balance if it falls below these levels. The Funds reserve the right to close such account and send the proceeds to you. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than these levels based solely on the market movement of such Fund's shares.

     For information concerning circumstances in which redemptions may be effected through the delivery of in-kind portfolio securities, see your Statement of Additional Information.

     PURCHASING ADDITIONAL SHARES

     Decide if you are making additional purchases by mail, wire, or automatic investment. If using mail or wire, please check to make sure funds meet the $25.00 minimum.

     BY MAIL:

     Complete the investment stub found at the bottom of the Funds' shareholder statement form, or if an investment stub is not available, reference on the check the account number to be credited and the Fund you have selected to purchase and mail to:

     Credit Suisse Warburg Pincus Funds
     PFPC, Inc.
     P.O. Box 61503
     King of Prussia, PA 19406-3101

     BY WIRE:

     Please call the Transfer Agent at 800-225-8011 (option #2) to notify them of the impending wire.

     PROVIDE YOUR BANK WITH FUNDS AND WITH THE FOLLOWING INFORMATION:

     Boston Safe Deposit & Trust
     ABA #: 011001234
     Credit: (Insert Name of Your Fund)
     ACCT#: 006068
     FBO (Shareholder name and account number)

     PURCHASE SHOULD REFERENCE YOUR NAME, ACCOUNT NUMBER, AND NAME OF FUND.

     AUTOMATIC INVESTMENT PROGRAM:

     The automatic investment program requires purchases of at least $25.00. Fill out the application, designating the automatic investment option and provide your bank information. The Fund automatically deducts payment from your account on a regular basis.

     PROVIDE YOUR BANK WITH FUNDS AND WITH THE FOLLOWING INFORMATION:

     Boston Safe Deposit & Trust
     ABA #: 011001234
     Credit: (Insert Name of Your Fund)
     ACCT#: 006068
     FBO (Shareholder name and account number)

     Shares of the Money Funds or Class A, Class B or Class C shares of the other Credit Suisse Warburg Pincus Funds may be purchased directly by using the Share Purchase Application found in the prospectus, or through CSAMSI, or by contacting your securities dealer. Shareholders should read the prospectus carefully before investing in the Funds.

     The minimum initial investment in each Fund is $1,000 ($2,000 for Common Class shares). The minimum for additional investments is $25 ($50 for Common Class shares). The minimum initial and minimum additional investment may be waived for retirement accounts. There is a maximum purchase limitation in the Funds' Class B shares of $250,000 and $1,000,000 in the Funds' Class C shares. Each of the Funds, except the Money Funds, offers Class A, Class B and Class C shares. Class A shares may be purchased at a price equal to net asset value of the Fund plus an initial sales charge imposed at the time of purchase. On a purchase of $1,000,000 or more, there is no initial sales charge, but there could be a CDSC if the shares are redeemed within one year of purchase. Class B shares may be purchased for net asset value, but may be subject to a CDSC upon redemption. The CDSC declines from 4% during the first year of purchase to zero after four years. Class B shares will convert to Class A shares approximately eight years from the time of purchase. Class C shares may be purchased for net asset value, but may be subject to a 1% CDSC if redeemed in the first year. Shares of the Money Funds may be purchased at a price equal to the net asset value per share which is expected to be $1.00.

2.   BUYING COMMON CLASS SHARES OF THE CREDIT SUISSE WARBURG PINCUS FUNDS.

     A. PURCHASES OF COMMON CLASS THROUGH FINANCIAL-SERVICES FIRMS

     You can buy and sell Common Class shares through a variety of financial-services firms such as banks, brokers and financial advisors. The Credit Suisse Warburg Pincus Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

     Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials of the particular firm for any special provisions or additional service features that may apply to your investment. Certain features of the Common Class shares, such as the minimum initial or subsequent investment amounts, may be modified.

     B. PURCHASING COMMON CLASS SHARES DIRECTLY

        OPENING AN ACCOUNT

     Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

     If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

     You can make your initial investment by check or wire. The "By Wire" method in the "Buying Common Class Shares" table below enables you to buy shares on a particular day at that day's closing NAV.

     ADDING TO AN ACCOUNT

     You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class shares account application.

     INVESTMENT CHECKS

     Checks should be made payable in U.S. dollars to Credit Suisse Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed.

     WIRE INSTRUCTIONS

     State Street Bank and Trust Company
     ABA# 0110 000 28
     Attn: Mutual Funds/Custody Dept.
     [Credit Suisse Warburg Pincus Fund Name]
     DDA# 9904-649-2
     F/F/C: [Account Number and Registration]

     HOW TO REACH US

     Shareholder Service Center
     Toll free: 800-WARBURG
     (800-927-2874)
     Fax: 646-354-5026

     MAIL:

     Credit Suisse Warburg Pincus Funds
     P.O. Box 9030
     Boston, MA 02205-9030




     Overnight/Courier Service
     Boston Financial Data Services, Inc.
     Attn: Credit Suisse Warburg Pincus Funds
     66 Brooks Drive
     Braintree, MA 02184

     INTERNET WEB SITE

     www.warburg.com

                           BUYING COMMON CLASS SHARES

     OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT

     BY CHECK

     -    Complete the NEW                 -    Make your check
          ACCOUNT APPLICATION.                  payable to Credit
          For IRAs use the                      Suisse Warburg
          UNIVERSAL IRA                         Pincus Funds.
          APPLICATION.

     -    Make your check                  -    Write the account
          payable to Credit                     number and the fund
          Suisse Warburg                        name on your check.
          Pincus Funds.

     -    Mail to Credit                   -    Mail to Credit
          Suisse Warburg                        Suisse Warburg
          Pincus Funds.                         Pincus Funds.

                                           -    Minimum amount is
                                                $100.


     BY EXCHANGE

     -    Call our Shareholder             -    Call our Shareholder
          Service Center to                     Service Center to
          request an exchange.                  request an exchange.
          Be sure to read the
          current prospectus               -    Minimum amount is
          for the new fund.                     $250.
          Also please observe
          the minimum initial              -    If you do not have
          investment.                           telephone
                                                privileges, mail or
     -    If you do not have                    fax a letter of
          telephone                             instruction signed
          privileges, mail or                   by all shareholders.
          fax a letter of
          instruction signed
          by all shareholders.


     BY WIRE

     -    Complete and sign               -    Call our Shareholder
          the NEW ACCOUNT                      Service Center by 4
          APPLICATION. For                     p.m. ET to inform us
          IRAs use the                         of the incoming
          UNIVERSAL IRA                        wire. Please be sure
          APPLICATION.                         to specify your
                                               name, the account
     -    Call our Shareholder                 number and the fund
          Service Center and                   name on your wire
          fax the signed NEW                   advice.
          ACCOUNT APPLICATION
          by 4 p.m. ET.                   -    Wire the money for
                                               receipt that day.
     -    Shareholder Services
          will telephone you              -    Your purchase will
          with your account                    be effective at the
          number. Please be                    next NAV calculated
          sure to specify your                 after we receive
          name, the account                    your order in proper
          number and the fund                  form.
          name on your wire
          advice.                         -    Minimum amount is
                                               $500
     -    Wire your initial
          investment for
          receipt that day.

     -    Mail the original,
          signed application
          to Credit Suisse
          Warburg Pincus
          Funds.


     BY   AUTOMATED CLEARING
          HOUSE (ACH) TRANSFER

     -    Cannot be used to                -    Call our Shareholder
          open a new account.                   Service Center to
                                                request an ACH
                                                transfer from your
                                                bank.

                                           -    Your purchase will
                                                be effective at the
                                                next NAV calculated
                                                after we receive
                                                your order in proper
                                                form.

                                           -    Minimum amount is
                                                $50, subject to
                                                other minimum
                                                investment
                                                requirements.

                                           -    Requires ACH on
                                                Demand privileges.

                           SELLING COMMON CLASS SHARES

SELLING SOME OR ALL OF YOUR SHARES         CAN BE USED FOR

     BY MAIL

     Write us a letter of                  -    Accounts of any
     instruction that includes:                 type.

     -    your name(s) and                 -    Sales of any amount.
          signature(s)
                                           For IRAs please use the
     -    the fund name and                IRA DISTRIBUTION REQUEST
          account number                   FORM.

     -    the dollar or share
          amount you want to
          sell

     -    how to send the
          proceeds

     Obtain a signature
     guarantee or other
     documentation, if
     required (see "Selling
     Shares in Writing").

     Mail the materials to
     Credit Suisse Warburg
     Pincus Funds.

     If only a letter of
     instruction is required,
     you can fax it to the
     Shareholder Service
     Center.

     BY EXCHANGE

     -    Call our Shareholder             -    Accounts with
          Service Center to                     telephone
          request an exchange.                  privileges.
          Be sure to read the
          current prospectus               If you do not have
          for the new fund.                telephone privileges,
          Also please observe              mail or fax a letter of
          the minimum initial              instruction signed by all
          investment.                      shareholders to exchange
                                           shares.

     BY PHONE

     Call our Shareholder                  -    Non-IRA accounts
     Service Center to request                  with telephone
     a redemption. You can                      privileges.
     receive the proceeds as:

     -    a check mailed to
          the address of
          record ($100
          minimum)

     -    an ACH transfer to
          your bank ($50
          minimum)

     -    a wire to your bank
          ($500 minimum)

     See "By Wire or ACH
     Transfer" for details.

     BY WIRE OR ACH TRANSFER

     -    Complete the "Wire               -    Non-IRA accounts
          Instructions" or                      with wire-redemption
          "ACH on Demand"                       or ACH on Demand
          section of your NEW                   privileges.
          ACCOUNT APPLICATION.
                                           -    Requests by phone or
     -    For federal-funds                     mail.
          wires, proceeds will
          be wired on the next
          business day. For
          ACH transfers,
          proceeds will be
          delivered within two
          business days.

SELLING COMMON CLASS SHARES IN WRITING

     Some circumstances require a written sell order, along with a signature guarantee. These include:

-    accounts whose address of record has been changed within the past 30 days

-    redemptions in certain large amounts (other than by exchange)

-    requests to send the proceeds to a different payee or address

- shares represented by certificates, which must be returned with your sell order

     A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED COMMON CLASS SHARES

     For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

LOW-BALANCE ACCOUNTS OF COMMON CLASS SHARES

     If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

-    Minimum to Keep an Account Open:                           $2,000

3. ADVISOR CLASS AND CLASS D SHARES.

     Advisor Class shares may be purchased through certain eligible institutions and financial services firms. Class D shares are offered exclusively to employees of CSFB and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. CSFB employees should contact the CSFB Hotline at 1-800-588-6200 to learn how to purchase Class D shares.

OTHER SHAREHOLDER INFORMATION

     CLASSES OF SHARES AND SALES CHARGES

     The Credit Suisse Warburg Pincus Funds, except the Money Funds, offer Class A shares, Class B shares, Class C shares and Common Class shares to the general public. The Advisor Class shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain eligible institutions and financial services firms. Class D shares are offered exclusively to employees of CSFB and its subsidiaries who are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. Class D shares are only offered by the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus High Income Fund and the Credit Suisse Warburg Pincus International Equity II Fund. Shares held in each Fund are normally entitled to one vote (with proportional voting for fractional shares) for all purposes.

     Each class is identical in all respects except that each class bears different distribution service fees (except for Class D shares, which are not subject to any distribution service fees and are offered only to a limited group of investors). Each class has different exchange privileges and only Class B shares have a conversion feature. Class A, Class B, Class C, Common Class and Advisor Class shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

     CLASS A SHARES

     OFFERING PRICE:

     The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver).

     The offering price for Class A shares of the Funds is the net asset value plus the applicable sales charge from the schedule below:

                         INITIAL SALES CHARGE -- CLASS A

     CREDIT SUISSE WARBURG PINCUS FIXED INCOME FUNDS (1)

-----------------------------------------------------------------------------------------------------------------
 AMOUNT PURCHASED                          AS A % OF AMOUNT         AS A % OF OFFERING        COMMISSION TO
                                               INVESTED                    PRICE          DEALER/AGENT AS A % OF
                                                                                              OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
 Less than $50,000                               4.99%                      4.75%                 4.25%
-----------------------------------------------------------------------------------------------------------------
 $50,000 to less than                            4.71%                      4.50%                 4.00%
  $100,000
-----------------------------------------------------------------------------------------------------------------
 $100,000 to less than                           3.63%                      3.50%                 3.25%
  $250,000
-----------------------------------------------------------------------------------------------------------------
 $250,000 to less than                           2.56%                      2.50%                 2.25%
  $500,000
-----------------------------------------------------------------------------------------------------------------
$500,000 to less than                            2.04%                      2.00%                 1.75%
  $1,000,000
-----------------------------------------------------------------------------------------------------------------
 $1,000,000 or more                                 0                          0                  1.00%*
-----------------------------------------------------------------------------------------------------------------

     CREDIT SUISSE WARBURG PINCUS EQUITY FUNDS (2)

-----------------------------------------------------------------------------------------------------------------
 AMOUNT PURCHASED                          AS A % OF AMOUNT         AS A % OF OFFERING        COMMISSION TO
                                              INVESTED                   PRICE            DEALER/AGENT AS A % OF
                                                                                              OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
 Less than $50,000                               6.10%                      5.75%                 5.00%
----------------------------------------------------------------------------------------------------------------
 $50,000 to less than                            4.99%                      4.75%                 4.00%
  $100,000
----------------------------------------------------------------------------------------------------------------
 $100,000 to less than                           3.90%                      3.75%                 3.00%
  $250,000
----------------------------------------------------------------------------------------------------------------
 $250,000 to less than                           2.56%                      2.50%                 2.00%
  $500,000
----------------------------------------------------------------------------------------------------------------
 $500,000 to less than                           2.04%                      2.00%                 1.75%
  $1,000,000
----------------------------------------------------------------------------------------------------------------
 $1,000,000 or more                                 0                          0                  1.00%*
----------------------------------------------------------------------------------------------------------------

(1) The Credit Suisse Warburg Pincus Fixed Income Funds include the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund.

(2) The Credit Suisse Warburg Pincus Equity Funds include the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund, the Credit Suisse Warburg Pincus Developing Markets Fund and the Credit Suisse Warburg Pincus International Equity II Fund.

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below). The Distributor may pay the dealer a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million. In addition, Class A shares issued upon conversion of Class B shares of the Funds are not subject to an initial sales charge.

     From time to time, the Distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.

     In addition, investors may be charged a fee by a securities dealer if they effect transactions through a broker or agent.


THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1)  investment advisory clients of the Adviser;

(2) officers, Trustees and retired Trustees of the Funds, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

(3) certain employee benefit plans for employees of the Advisers and Related Entities;

(4) full-time employees of the Funds' Transfer Agent or an entity that provides distribution to the Funds, an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

(5) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services;

(6) shareholders who received shares in the Credit Suisse Warburg Pincus Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares;

(7) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; non-U.S. nationalized pension plans; and

(8)  Class B shares which are automatically converted to Class A shares.

REDUCED SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING PROGRAMS:

     LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the Funds' Distributor or Transfer Agent, you may purchase shares of a Credit Suisse Warburg Pincus Fund over a 13-month period at the reduced sales charge, which applies, to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter.

     RIGHT OF ACCUMULATION. For investors who already have an account with the Funds, reduced sales charges based upon the Funds' sales charge schedules are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current net asset value of the shares the investor currently owns to the amount being invested. The Right of Accumulation is illustrated by the following example: If a previous purchase currently valued in the amount of $50,000 had been made subject to a sales charge and the shares are still held, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

     The reduced sales charge is applicable only to current purchases. It is the investor's responsibility to notify the Transfer Agent at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

     CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of shares purchased in any Credit Suisse Warburg Pincus Fund. For example, if the investor concurrently invests $25,000 in one Fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the investor must notify the Distributor or Transfer Agent prior to his or her purchase.

     COMBINED PURCHASE PRIVILEGE. By combining the investor's holdings of shares in any Credit Suisse Warburg Pincus Fund, the investor can reduce the initial sales charges on any additional purchases of Class A shares. The investor may also use these combinations under a Letter of Intent. This allows the investor to make purchases over a 13-month period and qualify the entire purchase for a reduction in initial sales charges on Class A shares. A combined purchase of $1,000,000 or more may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. See "Other Shareholder Information -- Class A Limited CDSC."

     REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of a Fund's Class A shares within 120 days from the date of redemption without an initial sales charge. It is the investor's responsibility to notify the Transfer Agent prior to his or her purchase in order to exercise the Reinstatement Privilege. In addition, a CDSC paid to the Distributor will be eligible for reimbursement at the current net asset value of the applicable Fund if a shareholder reinstates his Fund account holdings within 120 days from the date of redemption.

     CLASS B SHARES

     You may choose to purchase Class B shares at the Fund's net asset value although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years or shares received pursuant to dividend reinvestment.

     Where the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table on this page. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

--------------------------------------------------------------------------------
               YEAR AFTER PURCHASE            CDSC PERCENTAGE
--------------------------------------------------------------------------------
                      1st                             4%
               ----------------------------------------------------
                      2nd                             3%
               ----------------------------------------------------
                      3rd                             2%
               ----------------------------------------------------
                      4th                             1%
               ----------------------------------------------------
                 After 4th year                      None
               ----------------------------------------------------

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to a Credit Suisse Warburg Pincus Fund's systematic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect systematic withdrawals on a semi-annual or annual basis are not eligible for the waiver; and

(4) liquidations, distributions or loans from the following types of retirement plan accounts:

     -Section 401(k) retirement Plans;
     -Section 403(b) Plans; or
     -Section 457 Plans; and

(5) A redemption related to minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code.

     Redemptions effected by the Funds pursuant to their right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted in Class A shares and accordingly will no longer be subject to the CSDC.

     CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the Funds upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above (i.e., purchases of $1,000,000 or more).

     The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of:

- the net asset value at the time of purchase of the Class A shares being redeemed; or

- the net asset value of such Class A shares at the time of redemption.

     For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to a Credit Suisse Warburg Pincus Fund's systematic withdrawal plan under the same circumstances as outlined in item (3) above related to the waiver of the CDSC on Class B shares.

     CLASS C SHARES

     You may choose to purchase Class C shares at the Fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Warburg Pincus Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The

1% CDSC on Class C shares will be waived under the circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are subject to a distribution fee of 1.00% of average daily net assets.

     CLASS D SHARES

     Class D shares are offered only to employees of CSFB and its subsidiaries who are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. Class D shares are not subject to any sales charges or distribution fees. CSFB employees should contact the CSFB 401(k) Hotline at 1-800-588-6200 to learn how to purchase Class D shares.

     COMMON CLASS SHARES

     You may choose to purchase Common Class shares at the Fund's net asset value. Common Class shares are not subject to any initial or contingent deferred sales charge, but there is a distribution fee of .25% of average daily net assets. The Distributor, the Adviser or their affiliates may make additional payments out of their own resources to institutions for providing distribution, administrative, accounting and/or other services with respect to Common Class shares. Under certain circumstances, the Funds, on behalf of the Series, may reimburse a portion of these payments.

     ADVISOR CLASS SHARES

     Advisor Class shares of the Credit Suisse Warburg Pincus Value Fund are available for purchase through certain institutions and financial services firms and are not available to individual investors directly. These shares will be offered without a front end sales load or a contingent deferred sales charge but will be charged a shareholder service fee payable at an annual rate of up to
 .25%, and a distribution and/or administrative services fee payable at an annual rate of up to .50% of the average daily net assets of such class. The aggregate distribution and/or shareholder services fee payable by the Advisor Class may not exceed .75% of the average daily net assets relating to that class. The
Board of Trustees is currently limiting the amount payable to .50 of 1% of the average daily net assets relating to that class. Payments may be made to an institution directly out of assets of the Fund attributable to the class or by the Distributor on the Fund's behalf. The Distributor, the Adviser or their affiliates may make additional payments out of their own resources to institutions for providing distribution, administrative, accounting and/or other services with respect to Advisor Class shares. Under certain circumstances, the Fund, on behalf of the Series, may reimburse a portion of these payments.

                        ADDITIONAL SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE. You may exchange shares of a Fund for shares offered under the same class of another Credit Suisse Warburg Pincus Fund or for shares of the Money Funds. Class A shares may also be exchanged for Common Class shares of another Credit Suisse Warburg Pincus Fund. After about July 1, 2001, Common Class shares of Credit Suisse Warburg Pincus Funds may be exchanged for Common Class shares of funds in the Warburg, Pincus family of funds (and VICE VERSA). Shareholders whose initial investment was directly into a Money Fund may exchange such shares for either Class A, Class B, Class C, or Common Class of another Credit Suisse Warburg Pincus Fund. Shares of each Money Fund purchased pursuant to the Credit Suisse Warburg Pincus Funds' exchange privilege will be eligible for exchange into another Credit Suisse Warburg Pincus Fund provided that the exchange is directed into the same class of shares upon which the initial investment was made. Shareholders whose initial investment was invested directly into a Money Fund will, upon an exchange request, automatically be exchanged into Class A shares of the requested Fund (unless otherwise indicated on the purchase application or by written notice). You should be aware that for federal income tax purposes an exchange is treated as a sale and a purchase of shares which may result in recognition of a gain or loss.

THE FOLLOWING PRIVILEGES ARE PROVIDED BY THE TRANSFER AGENT AND DO NOT APPLY TO CLASS D OR ADVISOR CLASS SHARES:

     AUTOMATIC MONTHLY INVESTMENT PLAN. You may elect on the Application to make additional investments in a Fund automatically by authorizing Credit Suisse Warburg Pincus to withdraw funds from your bank or other cash account and purchase additional shares with those funds. You select the date (either the 10th, 15th or 20th of each month) and amount (subject to a minimum of $25 for Class A, Class B or Class C shares or $50 for Common Class shares). The plan may be terminated at any time without penalty by you or the Fund.

     AUTOMATIC EXCHANGE PLAN. You may authorize the Credit Suisse Warburg Pincus Funds in advance to exchange a set dollar amount of shares in one Fund for shares of the same class of another Fund or for shares of the Money Funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum exchange amount under the Automatic Exchange Plan is $50. These exchanges are subject to the terms of the Exchange Privilege described above. This service is not available for Common Class shares.

     DIVIDEND DIRECTION OPTION. Any Class A, Class B or Class C shareholder may elect on the Application to have his or her dividends paid to another individual. All shareholders may elect to have his or her dividends directed for reinvestment within the same class of another Fund provided that an existing account in such other Fund is maintained by the shareholder.

     SYSTEMATIC WITHDRAWAL PLAN. Any Class A, Class B or Class C shareholder who owns or purchases shares of a Fund having a current net asset value of at least $10,000 may establish a Systematic Withdrawal Plan under which the shareholder or a third party will receive payment by check in a stated amount of not less than $50 on a monthly, quarterly, semi-annual or annual basis. A CDSC which may otherwise be imposed on a redemption will be waived in connection with redemptions made pursuant to Credit Suisse Warburg Pincus Funds' Systematic Withdrawal Plan up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestment) not to exceed 12% over any 12 month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. Common Class shareholders have available the Automatic Withdrawal Plan for making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

     CHECKWRITING PRIVILEGES. Shareholders of the Money Funds may redeem shares by writing checks of at least $100 against their account balance. Investments in the Money Funds will continue to earn dividends until a shareholder's check is presented to the Money Funds for payment. Checks will be returned by the Transfer Agent if there are insufficient shares to meet the withdrawal amount.

     You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written. There is currently no charge to shareholders for checkwriting, but the Money Funds reserve the right to impose a charge in the future. The Money Funds may modify, suspend or terminate checkwriting privileges at any time upon notice to shareholders and will terminate checkwriting privileges without notice for accounts whose assets are exchanged completely out of the Money Funds. In addition, Boston Safe Deposit & Trust., as agent for the Transfer Agent in processing redemptions via the checkwriting privilege, reserves the right to terminate checkwriting privileges at any time without notice to you. Checkwriting privileges are not available for accounts subject to a CDSC.

     SAVEMYMONEY PROGRAM. Available to Common Class shareholders of certain Funds, SaveMyMoney-SM- is a low minimum, automatic investing program that makes it easy to build a mutual fund portfolio. For an initial investment of $250 along with a minimum $50 monthly investment, you can invest in Common Class shares. The SaveMyMoney Program will automatically transfer the monthly investment amount you designate from your bank account.

     RETIREMENT PLANS. Credit Suisse Warburg Pincus Funds offer a range of qualified retirement plans including Traditional, Educational and Roth IRAs, SEPs, SIMPLE plans and other pension and profit sharing plans. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. To transfer your IRA to Credit Suisse Warburg Pincus, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation. For more information you should write or telephone the Transfer Agent at 1-800-225-8011. For a more detailed explanation of the retirement plans offered by the Funds, see each Fund's Statement of Additional Information.

     TRANSFERS/GIFTS TO MINORS. Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     Additional information concerning shareholder services is available by contacting the Funds at the address or telephone number listed on the last page of this Prospectus.

     THE FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER. THE FUNDS RESERVE THE RIGHT TO IMPOSE SHORT-TERM REDEMPTION FEES TO DISCOURAGE MARKET-TIMING IN THE FUNDS.

                              DISTRIBUTION CHARGES

     Each Fund has adopted 12b-1 Plans pursuant to the rules of the 1940 Act. These plans allow each Fund to collect distribution and service fees for the sale and servicing of the individual classes of each Fund's shares. Since these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges. Effective as of August 1, 2000, the limitation on annual distribution and service fees for Class A shares of the Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus Municipal Trust Fund was reduced from 0.30% to 0.25%. Effective as of the date of this Prospectus, the limitation on annual distribution and service fees for the Advisor Class of the Credit Suisse Warburg Pincus Value Fund has been reduced from 0.75% to 0.50%. The Funds do not pay any of the expenses for distributing Class D shares.

DISTRIBUTION AND SERVICE FEES:

     Distribution and service fees are used to pay the Distributor to promote the sale of shares and the servicing of accounts of each Fund.

     The expenses incurred by the Distributor under the 12b-1 Plans include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance.

     Distribution fees also allow the Distributor to compensate broker/dealers or other persons or entities for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders. In addition to commissions and maintenance fees paid to broker/dealers the Distributor may from time to time pay additional compensation to broker/dealers in connection with the sale of shares. Such additional amounts may be utilized to provide additional compensation to registered representatives of such broker/dealers who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such broker/dealers may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                      DIVIDEND AND DISTRIBUTION INFORMATION

     Dividends are declared daily and paid monthly to shareholders of the Money Funds, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus High Income Fund from net investment income. Dividends are paid to shareholders of the Credit Suisse Warburg Pincus Value Fund quarterly, if net investment income has been earned, and to shareholders of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Strategic Growth Fund, the Credit Suisse Warburg Pincus Technology Fund and the International Funds once a year. Capital gains earned in any of the Funds are normally distributed to shareholders once a year, shortly after the Funds' fiscal year end. For purposes of this calculation, net investment income consists of all accrued interest and dividend income on Fund assets less the Fund expenses applicable to that dividend period.

     For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you ask us to pay the distributions in cash, the Fund will send you a check instead of purchasing more shares of your Fund. You will receive a confirmation that shows the payment amount and a summary of all transactions. Checks are normally mailed within five business days of the payment date.

                                      TAXES

     As with any investment, you should consider how your investment in the Funds will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as long-term capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. Each January, your Fund will mail you a form indicating the federal tax status of your dividend and capital gain distributions. For individuals, long-term capital gains are generally subject to a maximum tax rate of 20%. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

     Distributions to shareholders of tax-exempt interest income earned by the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Municipal Money Fund are not subject to federal income tax if, at the close of each quarter of each Fund's taxable year, at least 50% of the value of each Fund's total assets consists of tax-exempt obligations. Both Funds intend to meet this requirement. Because the Credit Suisse Warburg Pincus Municipal Trust Fund and Credit Suisse Warburg Pincus Municipal Money Fund can invest in taxable municipal bonds and other taxable securities as well as tax-exempt municipal bonds, the portion of their dividends exempt from or subject to regular federal income taxes cannot be predicted. In addition, these distributions may also be subject to state and local taxes.

     If you are subject to the AMT, you should be aware that a portion of the distributions out of tax-exempt interest earned by the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Municipal Money Fund may be taxable.

     When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

     As a shareholder, you must provide your Fund with a correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires your Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

     Please see the Statement of Additional Information for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

THE TAXPAYER RELIEF ACT OF 1997:

     The Taxpayer Relief Act of 1997 made certain changes to capital gains tax rates. Under this law, certain taxpayers will pay a lower tax rate when it comes to capital gains.

      The Fund will provide information relating to the portion of any Fund distribution that is eligible for the reduced capital gains tax rate.

                              FINANCIAL HIGHLIGHTS

       The financial highlights table is intended to help you understand your Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations.) Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent auditors, whose unqualified reports, along with the Funds' financial statements, are included in the Statements of Additional Information, which are available upon request. Additional information about the performance of the Funds is contained in each Fund's annual report to shareholders, which may be obtained without charge. Prior to February 28, 1996, the Credit Suisse Warburg Pincus Capital Funds offered only a single class of shares. Accordingly, the data presented below with respect to Class A shares of the Credit Suisse Warburg Pincus Capital Funds for periods prior to such date have been obtained from the financial statements for the Credit Suisse Warburg Pincus Capital Funds' sole class of shares outstanding during such prior fiscal years. Also, Class R shares of the Fund are now designated Common Class.


                                                     NET ASSET       NET       NET REALIZED     TOTAL     DIVIDENDS
                                                       VALUE      INVESTMENT  AND UNREALIZED    FROM       FROM NET
                                                     BEGINNING      INCOME/   GAINS/(LOSSES)  INVESTMENT  INVESTMENT
                                                     OF PERIOD      (LOSS)    ON SECURITIES   OPERATIONS    INCOME
---------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

CLASS A
Year Ended October 31, 2000 ......................      $21.27      $(0.04)*      $2.92         $2.88       $   --
Year Ended October 31, 1999 ......................       16.52       (0.03)*       5.04          5.01           --
Year Ended October 31, 1998 ......................       14.56       (0.00)*+      2.88          2.88        (0.02)
Year Ended October 31, 1997 ......................       12.69        0.03         3.07          3.10        (0.05)
Year Ended October 31, 1996 ......................       11.35        0.05         2.11          2.16        (0.04)

CLASS B
Year Ended October 31, 2000 ......................       20.75       (0.20)*       2.85          2.65           --
Year Ended October 31, 1999 ......................       16.25       (0.17)*       4.93          4.76           --
Year Ended October 31, 1998 ......................       14.41       (0.12)*       2.86          2.74           --
Year Ended October 31, 1997 ......................       12.63       (0.03)        3.02          2.99        (0.03)
Year Ended October 31, 1996+ .....................       11.88       (0.01)        0.76          0.75           --

CLASS C
Year Ended October 31, 2000++++ ..................       20.01       (0.17)*       1.95          1.78           --

CLASS D
Year Ended October 31, 2000 ......................       21.27        0.02*        2.92          2.94           --
Year Ended October 31, 1999++ ....................       20.29        0.01*        0.97          0.98           --

COMMON CLASS
Year Ended October 31, 2000++++++ ................       22.55       (0.02)*       0.02         --              --

-----------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS VALUE FUND

CLASS A
Year Ended October 31, 2000 ......................      $23.49       $0.16*       $0.16         $0.32       $(0.12)
Year Ended October 31, 1999 ......................       22.60        0.12*        2.87          2.99        (0.09)
Year Ended October 31, 1998 ......................       20.09        0.20*        3.51          3.71        (0.17)
Year Ended October 31, 1997 ......................       17.18        0.21         4.59          4.80        (0.21)
Year Ended October 31, 1996 ......................       14.57        0.27         2.93          3.20        (0.24)

CLASS B
Year Ended October 31, 2000 ......................       23.37          --*+       0.38          0.38           --
Year Ended October 31, 1999 ......................       22.55       (0.04)*       2.88          2.84        (0.01)
Year Ended October 31, 1998 ......................       20.06        0.04*        3.50          3.54        (0.02)
Year Ended October 31, 1997 ......................       17.15        0.08         4.58          4.66        (0.07)
Year Ended October 31, 1996+ .....................       16.05        0.14         1.11          1.25        (0.15)

CLASS C
Year Ended October 31, 2000++++ ..................       20.87       (0.01)*       3.50          3.49        (0.03)

CLASS D
Year Ended October 31, 2000 ......................       23.50        0.23*        0.04          0.27        (0.18)
Year Ended October 31, 1999+++ ...................       23.73        0.10*       (0.26)        (0.16)       (0.07)

COMMON CLASS
Year Ended October 31, 2000+++++ .................       22.44        0.02*        2.13          2.15        (0.04)


                                       60



                                                    DISTRIBUTIONS
                                                        FROM                       NET ASSET
                                                       CAPITAL       TOTAL           VALUE       TOTAL
                                                        GAINS     DISTRIBUTIONS  END OF PERIOD  RETURN**
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

CLASS A
Year Ended October 31, 2000 ......................      $(1.61)     $(1.61)           $22.54     14.39%
Year Ended October 31, 1999 ......................       (0.26)      (0.26)            21.27     30.77
Year Ended October 31, 1998 ......................       (0.90)      (0.92)            16.52     21.00
Year Ended October 31, 1997 ......................       (1.18)      (1.23)            14.56     26.48
Year Ended October 31, 1996 ......................       (0.78)      (0.82)            12.69     20.32

CLASS B
Year Ended October 31, 2000 ......................       (1.61)      (1.61)            21.79     13.58
Year Ended October 31, 1999 ......................       (0.26)      (0.26)            20.75     29.73
Year Ended October 31, 1998 ......................       (0.90)      (0.90)            16.25     20.20
Year Ended October 31, 1997 ......................       (1.18)      (1.21)            14.41     25.66
Year Ended October 31, 1996+ .....................          --          --             12.63      6.40

CLASS C
Year Ended October 31, 2000++++ ..................          --          --             21.79      8.90

CLASS D
Year Ended October 31, 2000 ......................       (1.61)      (1.61)            22.60     14.69
Year Ended October 31, 1999++ ....................          --          --             21.27      4.83

COMMON CLASS
Year Ended October 31, 2000++++++ ................          --          --             22.55      0.00

------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS VALUE FUND

CLASS A
Year Ended October 31, 2000 ......................      $(0.69)     $(0.81)           $24.62      8.44%
Year Ended October 31, 1999 ......................       (2.01)      (2.10)            23.49     14.37
Year Ended October 31, 1998 ......................       (1.03)      (1.20)            22.60     19.14
Year Ended October 31, 1997 ......................       (1.68)      (1.89)            20.09     30.53
Year Ended October 31, 1996 ......................       (0.35)      (0.59)            17.18     22.60

CLASS B
Year Ended October 31, 2000 ......................       (0.69)      (0.69)            24.44      7.66
Year Ended October 31, 1999 ......................       (2.01)      (2.02)            23.37     13.66
Year Ended October 31, 1998                              (1.03)      (1.05)            22.55     18.29
Year Ended October 31, 1997 ......................       (1.68)      (1.75)            20.06     29.59
Year Ended October 31, 1996+ .....................          --       (0.15)            17.15      7.67

CLASS C
Year Ended October 31, 2000++++ ..................          --       (0.03)            24.39     17.02

CLASS D
Year Ended October 31, 2000 ......................       (0.69)      (0.87)            24.64      8.75
Year Ended October 31, 1999+++ ...................          --       (0.07)            23.50     (0.67)

COMMON CLASS
Year Ended October 31, 2000+++++ .................          --       (0.04)            24.63      9.96



                                                    NET ASSETS       RATIO OF         RATIO OF NET
                                                      END OF         EXPENSES      INVESTMENT INCOME    PORTFOLIO
                                                      PERIOD        TO AVERAGE     (LOSS) TO AVERAGE    TURNOVER
                                                  (000 OMITTED)    NET ASSETS(2)     NET ASSETS(2)        RATE
-----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS BLUE CHIP FUND

CLASS A
Year Ended October 31, 2000 ......................  $159,945           1.14%            (0.19)%           26.0%
Year Ended October 31, 1999 ......................   135,677           1.23             (0.16)            34.7
Year Ended October 31, 1998 ......................    97,078           1.29             (0.02)            21.0
Year Ended October 31, 1997 ......................    82,926           1.36              0.21             41.1
Year Ended October 31, 1996 ......................    68,096           1.48              0.47             60.6

CLASS B
Year Ended October 31, 2000 ......................    50,233           1.85             (0.91)            26.0
Year Ended October 31, 1999 ......................    32,783           1.93             (0.86)            34.7
Year Ended October 31, 1998 ......................    17,438           1.99             (0.72)            21.0
Year Ended October 31, 1997 ......................    10,378           2.06             (0.51)            41.1
Year Ended October 31, 1996+ .....................     3,177           2.17(1)          (0.34)(1)         60.6

CLASS C
Year Ended October 31, 2000++++ ..................     4,412           1.32             (0.91)            26.0

CLASS D
Year Ended October 31, 2000 ......................    23,029           0.85              0.07             26.0
Year Ended October 31, 1999++ ....................     4,839           1.17(1)           0.07(1)          34.7

COMMON CLASS
Year Ended October 31, 2000++++++ ................     1,002           0.27             (0.11)            26.0

------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS VALUE FUND

CLASS A
Year Ended October 31, 2000 ......................  $162,871           1.08%             0.71%            55.4%
Year Ended October 31, 1999 ......................   174,213           1.11              0.52             24.5
Year Ended October 31, 1998 ......................   163,936           1.13              0.92             32.7
Year Ended October 31, 1997 ......................   145,586           1.22              1.15             19.8
Year Ended October 31, 1996 ......................   113,803           1.36              1.68             44.0

CLASS B
Year Ended October 31, 2000 ......................    41,194           1.80             (0.01)            55.4
Year Ended October 31, 1999 ......................    41,144           1.81             (0.18)            24.5
Year Ended October 31, 1998 ......................    33,325           1.83              0.22             32.7
Year Ended October 31, 1997 ......................    19,664           1.92              0.39             19.8
Year Ended October 31, 1996+ .....................     6,545           1.99(1)           1.06(1)          44.0

CLASS C
Year Ended October 31, 2000++++ ..................       496           1.28             (0.03)            55.4

CLASS D
Year Ended October 31, 2000 ......................    46,708           0.80              1.00             55.4
Year Ended October 31, 1999+++ ...................    48,152           0.97(1)           0.99(1)          24.5

COMMON CLASS
Year Ended October 31, 2000+++++ .................        96           0.43              0.07             55.4

                                                    NET ASSET        NET          NET REALIZED         TOTAL        DIVIDENDS
                                                      VALUE      INVESTMENT      AND UNREALIZED        FROM         FROM NET
                                                    BEGINNING      INCOME/       GAINS/(LOSSES)     INVESTMENT     INVESTMENT
                                                    OF PERIOD      (LOSS)        ON SECURITIES      OPERATIONS       INCOME
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
CLASS A
Year Ended October 31, 2000 ......................      $20.52      $ 0.06*            $4.05              $4.11        $(0.04)
Year Ended October 31, 1999 ......................       19.54        0.06*             1.01               1.07         (0.07)
Year Ended October 31, 1998 ......................       23.34        0.07*            (2.55)             (2.48)        (0.06)
Year Ended October 31, 1997 ......................       18.41        0.07              5.66               5.73         (0.08)
Year Ended October 31, 1996 ......................       16.61        0.09              2.16               2.25         (0.04)
CLASS B
Year Ended October 31, 2000 ......................       20.13       (0.09)*            3.96               3.87            --
Year Ended October 31, 1999 ......................       19.23       (0.14)*            1.06               0.92            --
Year Ended October 31, 1998 ......................       23.12       (0.09)*           (2.55)             (2.64)           --
Year Ended October 31, 1997 ......................       18.34       (0.02)             5.57               5.55         (0.05)
Year Ended October 31, 1996+ .....................       17.41       (0.02)             0.95               0.93            --
CLASS C
Year Ended October 31, 2000++++ ..................       17.96       (0.07)*            4.05               3.98            --
COMMON CLASS
Year Ended October 31, 2000+++++ .................       21.35        0.02*             1.25               1.27            --
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................      $10.00      $(0.05)*           $0.99              $0.94         $   --
CLASS A
Year Ended October 31, 2000+++++++ ...............       11.07       (0.02)*           (0.12)             (0.14)            --
CLASS B
Year Ended October 31, 2000+++++++ ...............       11.07       (0.04)*           (0.10)             (0.14)            --
CLASS C
Year Ended October 31, 2000+++++++ ...............       11.07       (0.04)*           (0.10)             (0.14)            --
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................     $10.00       $(0.14)*           $2.93              $2.79         $   --
CLASS A
Year Ended October 31, 2000+++++++ ...............      13.30        (0.04)*           (0.47)             (0.51)            --
CLASS B
Year Ended October 31, 2000+++++++ ...............      13.30        (0.07)*           (0.46)             (0.53)            --
CLASS C
Year Ended October 31, 2000+++++++ ...............      13.30        (0.06)*           (0.47)             (0.53)            --
CLASS D
Year Ended October 31, 2000++++++++ ..............      15.79        (0.02)*           (2.98)             (3.00)            --


                                       62

                                                  DISTRIBUTIONS
                                                     FROM                         NET ASSET
                                                    CAPITAL        TOTAL            VALUE            TOTAL
                                                     GAINS     DISTRIBUTIONS    END OF PERIOD       RETURN**
--------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
CLASS A
Year Ended October 31, 2000 ......................     ($2.05)      ($2.09)          $22.54          21.69%
Year Ended October 31, 1999 ......................      (0.02)       (0.09)           20.52           5.47
Year Ended October 31, 1998 ......................      (1.26)       (1.32)           19.54         (11.20)
Year Ended October 31, 1997 ......................      (0.72)       (0.80)           23.34          32.48
Year Ended October 31, 1996 ......................      (0.41)       (0.45)           18.41          13.80
CLASS B
Year Ended October 31, 2000 ......................      (2.05)       (2.05)           21.95          20.80
Year Ended October 31, 1999 ......................      (0.02)       (0.02)           20.13           4.75
Year Ended October 31, 1998 ......................      (1.25)       (1.25)           19.23         (11.98)
Year Ended October 31, 1997 ......................      (0.72)       (0.77)           23.12          31.55
Year Ended October 31, 1996+ .....................         --           --            18.34           5.28
CLASS C
Year Ended October 31, 2000++++ ..................         --           --            21.94          22.16
COMMON CLASS
Year Ended October 31, 2000+++++ .................         --           --            22.62           5.95
--------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................     $   --       $   --           $10.94           9.40%
CLASS A
Year Ended October 31, 2000+++++++ ...............         --           --            10.93          (1.26)
CLASS B
Year Ended October 31, 2000+++++++ ...............         --           --            10.93          (1.26)
CLASS C
Year Ended October 31, 2000+++++++ ...............         --           --            10.93          (1.26)
--------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................     $   --       $   --           $12.79          27.90%
CLASS A
Year Ended October 31, 2000+++++++ ...............         --           --            12.79          (3.83)
CLASS B
Year Ended October 31, 2000+++++++ ...............         --           --            12.77          (3.98)
CLASS C
Year Ended October 31, 2000+++++++ ...............         --           --            12.77          (3.98)
CLASS D
Year Ended October 31, 2000++++++++ ..............         --           --            12.79         (19.00)


                                                  NET ASSETS     RATIO OF        RATIO OF NET
                                                    END OF       EXPENSES     INVESTMENT INCOME     PORTFOLIO
                                                    PERIOD      TO AVERAGE    (LOSS) TO AVERAGE     TURNOVER
                                                 (000 OMITTED) NET ASSETS(2)     NET ASSETS(2)        RATE
---------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS SMALL COMPANY VALUE FUND
CLASS A
Year Ended October 31, 2000 ......................    $188,501      1.39%              0.28%           41.6%
Year Ended October 31, 1999 ......................     188,192      1.37               0.33            29.6
Year Ended October 31, 1998 ......................     237,873      1.29               0.30            41.5
Year Ended October 31, 1997 ......................     283,001      1.35               0.37            21.1
Year Ended October 31, 1996 ......................     227,716      1.47               0.48            35.1
CLASS B
Year Ended October 31, 2000 ......................      17,255      2.10              (0.43)           41.6
Year Ended October 31, 1999 ......................      19,257      2.07              (0.71)           29.6
Year Ended October 31, 1998 ......................      22,284      1.99              (0.40)           41.5
Year Ended October 31, 1997 ......................      18,395      2.05              (0.32)           21.1
Year Ended October 31, 1996+ .....................       6,305      2.15(1)           (0.34)(1)        35.1
CLASS C
Year Ended October 31, 2000++++ ..................         220      1.42              (0.33)           41.6
COMMON CLASS
Year Ended October 31, 2000+++++ .................         105      0.34               0.09            41.6
----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS STRATEGIC GROWTH FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................      $8,263      1.13%             (0.43)%          21.4%
CLASS A
Year Ended October 31, 2000+++++++ ...............         100      0.30              (0.17)           21.4
CLASS B
Year Ended October 31, 2000+++++++ ...............         359      0.48              (0.34)           21.4
CLASS C
Year Ended October 31, 2000+++++++ ...............          38      0.48              (0.35)           21.4
----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS TECHNOLOGY FUND
COMMON CLASS
Year Ended October 31, 2000++++++ ................     $28,726      1.31%             (1.03)%          14.2%
CLASS A
Year Ended October 31, 2000+++++++ ...............       2,913      0.35              (0.29)           14.2
CLASS B
Year Ended October 31, 2000+++++++ ...............       1,277      0.53              (0.47)           14.2
CLASS C
Year Ended October 31, 2000+++++++ ...............         479      0.54              (0.48)           14.2
CLASS D
Year Ended October 31, 2000++++++++ ..............       3,292      0.18              (0.15)           14.2


                                                    NET ASSET       NET      NET REALIZED     TOTAL      DIVIDENDS
                                                      VALUE      INVESTMENT AND UNREALIZED    FROM        FROM NET
                                                    BEGINNING     INCOME/   GAINS/(LOSSES)  INVESTMENT   INVESTMENT
                                                    OF PERIOD      (LOSS)   ON SECURITIES   OPERATIONS     INCOME
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND
CLASS A
Year Ended October 31, 2000 .....................   $    9.83   $    0.52   $   (0.02)   $    0.50    $   (0.52)
Year Ended October 31, 1999 .....................       10.46        0.50       (0.53)       (0.03)       (0.50)
Year Ended October 31, 1998 .....................       10.16        0.53        0.30         0.83        (0.53)
Year Ended October 31, 1997 .....................       10.07        0.58        0.09         0.67        (0.58)
Year Ended October 31. 1996 .....................       10.22        0.58       (0.15)        0.43        (0.58)

CLASS B
Year Ended October 31, 2000 .....................        9.83        0.45       (0.02)        0.43        (0.45)
Year Ended October 31, 1999 .....................       10.46        0.43       (0.53)       (0.10)       (0.43)
Year Ended October 31, 1998 .....................       10.16        0.46        0.30         0.76        (0.46)
Year Ended October 31, 1997 .....................       10.07        0.50        0.09         0.59        (0.50)
Year Ended October 31, 1996+ ....................       10.22        0.34       (0.15)        0.19        (0.34)

CLASS C
Year Ended October 31, 2000++++ .................        9.69        0.25        0.12         0.37        (0.25)

CLASS D
Year Ended October 31, 2000 .....................        9.83        0.55       (0.02)        0.53        (0.55)
Year Ended October 31, 1999+++ ..................       10.09        0.26       (0.26)        --          (0.26)

COMMON CLASS
Year Ended October 31, 2000+++++ ................        9.71        0.14        0.10         0.24        (0.14)

+ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

++ For the period May 13, 1999 (commencement of offering of Class D shares) to October 31, 1999.

+++ For the period April 30, 1999 (commencement of offering of Class D shares) to October 31, 1999.

++++ For the period February 28, 2000 (commencement of offering of Class C shares) to October 31, 2000.

+++++ For the period August 1, 2000 (commencement of offering of Common Class shares by all Funds except Credit Suisse Warburg Pincus Strategic
         Growth Fund and Credit Suisse Warburg Pincus Technology Fund) to
         October 31, 2000.

++++++   For the period November 18, 1999 (commencement of operations) to
         October 31, 2000.

+++++++  For the period August 1, 2000 (the commencement of offering of Class A,
         Class B and Class C shares by the Credit Suisse Warburg Pincus
         Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund) to October 31, 2000.

++++++++ For the period September 1, 2000 (the commencement of offering of Class
         D shares) to October 31, 2000.

*        Based on average shares outstanding.

** Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestments of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. An initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.


                                       64


                                                   DISTRIBUTIONS
                                                       FROM                      NET ASSET
                                                      CAPITAL       TOTAL          VALUE       TOTAL
                                                       GAINS    DISTRIBUTIONS  END OF PERIOD  RETURN**
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

CLASS A
Year Ended October 31, 2000 .....................   $    --     $   (0.52)      $    9.81        5.31%
Year Ended October 31, 1999 .....................     (0.10)        (0.60)           9.83       (0.26)
Year Ended October 31, 1998 .....................        --         (0.53)          10.46        8.46
Year Ended October 31, 1997 .....................        --         (0.58)          10.16        6.84
Year Ended October 31. 1996 .....................        --         (0.58)          10.07        4.34

CLASS B
Year Ended October 31, 2000 .....................        --         (0.45)           9.81        4.57
Year Ended October 31, 1999 .....................     (0.10)        (0.53)           9.83       (0.97)
Year Ended October 31, 1998 .....................        --         (0.46)          10.46        7.71
Year Ended October 31, 1997 .....................        --         (0.50)          10.16        6.10
Year Ended October 31, 1996+ ....................        --         (0.34)          10.07        2.23

CLASS C
Year Ended October 31, 2000++++ .................        --         (0.25)           9.81        3.86

CLASS D
Year Ended October 31, 2000 .....................        --         (0.55)           9.81        5.62
Year Ended October 31, 1999+++ ..................        --         (0.26)           9.83        0.04

COMMON CLASS
Year Ended October 31, 2000+++++ ................        --         (0.14)           9.81        2.44



                                                  NET ASSETS     RATIO OF        RATIO OF NET
                                                    END OF       EXPENSES     INVESTMENT INCOME     PORTFOLIO
                                                    PERIOD      TO AVERAGE    (LOSS) TO AVERAGE     TURNOVER
                                                 (000 OMITTED) NET ASSETS(2)     NET ASSETS(2)        RATE
---------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS FIXED INCOME II FUND

CLASS A
Year Ended October 31, 2000 .....................   $ 34,951        0.99%            5.38%            84.2%
Year Ended October 31, 1999 .....................     43,060        1.00             4.91             84.3
Year Ended October 31, 1998 .....................     47,834        1.00             5.24            114.0
Year Ended October 31, 1997 .....................     54,755        1.00             5.74            119.3
Year Ended October 31. 1996 .....................     56,388        1.00             5.72             90.2

CLASS B
Year Ended October 31, 2000 .....................      3,256        1.70             4.67             84.2
Year Ended October 31, 1999 .....................      4,471        1.70             4.21             84.3
Year Ended October 31, 1998 .....................      5,849        1.70             4.50            114.0
Year Ended October 31, 1997 .....................      3,375        1.70             4.99            119.3
Year Ended October 31, 1996+ ....................      1,629        1.70(1)          5.03(1)          90.2

CLASS C
Year Ended October 31, 2000++++ .................          0(3)     1.70(1)           4.08(1)         84.2

CLASS D
Year Ended October 31, 2000 .....................     95,471        0.70             5.67             84.2
Year Ended October 31, 1999+++ ..................    116,424        0.70(1)          6.30(1)          84.3

COMMON CLASS
Year Ended October 31, 2000+++++ ................         22        0.99(1)          6.51(1)          84.2


+        Rounds to less than $0.01.

(1)      Annualized

(2)      See footnote (3) on page 70.

(3)      Amount rounds to less than $1,000.

                                                                        NET REALIZED
                                              NET ASSET      NET            AND                            TOTAL        DIVIDENDS
                                                VALUE     INVESTMENT     UNREALIZED      CONTRIBUTION       FROM         FROM NET
                                              BEGINNING    INCOME/     GAINS/(LOSSES)        FROM        INVESTMENT     INVESTMENT
                                              OF PERIOD     (LOSS)     ON SECURITIES     SUB-ADVISER     OPERATIONS       INCOME
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND

CLASS A
Year Ended October 31, 2000 ................     $10.05      $0.39            $0.12           $--         $0.51        $(0.39)
Year Ended October 31, 1999 ................      10.53       0.38            (0.48)           --         (0.10)        (0.38)
Year Ended October 31, 1998 ................      10.29       0.38             0.24            --          0.62         (0.38)
Year Ended October 31, 1997 ................      10.01       0.45             0.28            --          0.73         (0.45)
Year Ended October 31, 1996 ................      10.06       0.43            (0.05)           --          0.38         (0.43)

CLASS B
Year Ended October 31, 2000 ................      10.05       0.32             0.12            --          0.44         (0.32)
Year Ended October 31, 1999 ................      10.53       0.31            (0.48)           --         (0.17)        (0.31)
Year Ended October 31, 1998 ................      10.29       0.32             0.24            --          0.56         (0.32)
Year Ended October 31, 1997 ................      10.01       0.37             0.28            --          0.65         (0.37)
Year Ended October 31, 1996+ ...............      10.12       0.25            (0.11)           --          0.14         (0.25)

CLASS C
Year Ended October 31, 2000++++ ............       9.88       0.19             0.17            --          0.36         (0.19)

COMMON CLASS
Year Ended October 31, 2000+++++ ...........      10.04       0.10             0.05            --          0.15         (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

CLASS A
Year Ended October 31, 2000 ................     $14.00     $(0.06)*         $(0.11)          $--        $(0.17)       $   --
Year Ended October 31, 1999 ................      12.20      (0.06)*           2.56            --          2.50            --
Year Ended October 31, 1998 ................      11.42      (0.06)*           0.99            --          0.93          (0.06)
Year Ended October 31, 1997 ................      10.38      (0.07)*           1.11            --          1.04            --
Year Ended October 31, 1996 ................       9.58      (0.04)*           0.84            --          0.80            --

CLASS B
Year Ended October 31, 2000 ................      13.63      (0.16)*          (0.12)           --         (0.28)           --
Year Ended October 31, 1999 ................      11.98      (0.15)*           2.50            --          2.35            --
Year Ended October 31, 1998 ................      11.24      (0.15)*           0.98            --          0.83            --
Year Ended October 31, 1997 ................      10.29      (0.15)*           1.10            --          0.95            --
Year Ended October 31, 1996 ................       9.57      (0.13)*           0.85            --          0.72            --

CLASS C
Year Ended October 31, 2000++++ ............      13.35      (0.24)*          (1.52)           --         (1.76)           --

CLASS D
Year Ended October 31, 2000 ................      14.02       0.02*           (0.17)           --         (0.15)           --
Year Ended October 31, 1999+++ .............      12.69      (0.14)*           1.47            --          1.33            --

COMMON CLASS
Year Ended October 31, 2000+++++ ...........      13.05      (0.11)*          (0.89)           --         (1.00)           --


                                       66


                                          DISTRIBUTIONS          TAX                                   NET ASSET
                                              FROM              RETURN                                   VALUE
                                             CAPITAL              OF            TOTAL                   END OF              TOTAL
                                              GAINS             CAPITAL      DISTRIBUTIONS              PERIOD            RETURN(2)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND

CLASS A
Year Ended October 31, 2000 ............   $  (0.08)     $          --     $         (0.47)   $         10.09              5.20%
Year Ended October 31, 1999 ............         --                 --               (0.38)             10.05             (1.02)
Year Ended October 31, 1998 ............         --                 --               (0.38)             10.53              6.28
Year Ended October 31, 1997 ............         --                 --               (0.45)             10.29              7.37
Year Ended October 31, 1996 ............         --                 --               (0.43)             10.01              3.83

CLASS B
Year Ended October 31, 2000 ............      (0.08)                --               (0.40)             10.09              4.45
Year Ended October 31, 1999 ............         --                 --               (0.31)             10.05             (1.71)
Year Ended October 31, 1998 ............         --                 --               (0.32)             10.53              5.54
Year Ended October 31, 1997 ............         --                 --               (0.37)             10.29              6.62
Year Ended October 31, 1996+ ...........         --                 --               (0.25)             10.01              1.42

CLASS C
Year Ended October 31, 2000++++ ........         --                 --               (0.19)             10.05              3.65

COMMON CLASS
Year Ended October 31, 2000+++++ .......         --                 --               (0.10)             10.09              1.46
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

CLASS A
Year Ended October 31, 2000 ............   $    (1.78)   $          --     $         (1.78)   $         12.05             (1.87)%
Year Ended October 31, 1999 ............        (0.70)              --               (0.70)             14.00             21.76
Year Ended October 31, 1998 ............        (0.09)              --               (0.15)             12.20              8.20
Year Ended October 31, 1997 ............           --               --                  --              11.42             10.02
Year Ended October 31, 1996 ............           --               --                  --              10.38              8.35

CLASS B
Year Ended October 31, 2000 ............        (1.78)              --               (1.78)             11.57             (2.84)
Year Ended October 31, 1999 ............        (0.70)              --               (0.70)             13.63             20.86
Year Ended October 31, 1998 ............        (0.09)              --               (0.09)             11.98              7.43
Year Ended October 31, 1997 ............           --               --                  --              11.24              9.23
Year Ended October 31, 1996 ............           --               --                  --              10.29              7.52

CLASS C
Year Ended October 31, 2000++++ ........           --               --                  --              11.59            (13.18)

CLASS D
Year Ended October 31, 2000 ............        (1.78)              --               (1.78)             12.09             (1.70)
Year Ended October 31, 1999+++ .........           --               --                  --              14.02             10.48

COMMON CLASS
Year Ended October 31, 2000+++++ .......           --               --                  --              12.05             (7.66)


                                                                          RATIO OF               RATIO OF
                                                   NET ASSETS           EXPENSES TO           NET INVESTMENT
                                                     END OF               AVERAGE             INCOME (LOSS)             PORTFOLIO
                                                     PERIOD                 NET                 TO AVERAGE               TURNOVER
                                                  (000 OMITTED)           ASSETS(3)             NET ASSETS(3)              RATE
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL TRUST FUND
CLASS A
Year Ended October 31, 2000 ................          $22,565                0.99%                     3.92%                 17.7%
Year Ended October 31, 1999 ................           29,912                1.00                      3.65                  76.5
Year Ended October 31, 1998 ................           44,306                1.00                      3.78                  51.5
Year Ended October 31, 1997 ................           35,878                0.70                      4.38                  84.3
Year Ended October 31, 1996 ................           38,794                0.80                      4.26                  79.3

CLASS B
Year Ended October 31, 2000 ................            1,082                1.70                      3.21                  17.7
Year Ended October 31, 1999 ................            1,044                1.70                      2.94                  76.5
Year Ended October 31, 1998 ................            1,430                1.70                      3.04                  51.5
Year Ended October 31, 1997 ................              546                1.40                      3.66                  84.3
Year Ended October 31, 1996+ ...............              489                1.23(1)                   3.81(1)               79.3

CLASS C
Year Ended October 31, 2000++++ ............                0(4)             1.70(1)                   2.91(1)               17.7

COMMON CLASS
Year Ended October 31, 2000+++++ ...........               26                0.99(1)                   4.01(1)               17.7
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

CLASS A
Year Ended October 31, 2000 ................          $52,966                2.03%                   (0.45)%                 45.2%
Year Ended October 31, 1999 ................           48,181                2.15                    (0.44)                  82.0
Year Ended October 31, 1998 ................           44,286                2.15                    (0.49)                  69.7
Year Ended October 31, 1997 ................           44,316                2.15                    (0.59)                  73.9
Year Ended October 31, 1996 ................           42,170                2.15                    (0.39)                  94.1

CLASS B
Year Ended October 31, 2000 ................            5,089                2.78                    (1.22)                  45.2
Year Ended October 31, 1999 ................            5,527                2.90                    (1.18)                  82.0
Year Ended October 31, 1998 ................            6,133                2.90                    (1.24)                  69.7
Year Ended October 31, 1997 ................            6,821                2.90                    (1.32)                  73.9
Year Ended October 31, 1996 ................            4,955                2.90                    (1.25)                  94.1

CLASS C
Year Ended October 31, 2000++++ ............              141                2.59                    (1.81)                  45.2

CLASS D
Year Ended October 31, 2000 ................            4,738                1.50                     0.18                   45.2
Year Ended October 31, 1999+++ .............            1,586                1.90(1)                 (1.14)(1)               82.0

COMMON CLASS
Year Ended October 31, 2000+++++ ...........              138                1.63                    (0.87)                  45.2

                                                                           NET REALIZED
                                                 NET ASSET       NET            AND                            TOTAL      DIVIDENDS
                                                   VALUE     INVESTMENT     UNREALIZED     CONTRIBUTION        FROM       FROM NET
                                                 BEGINNING     INCOME/    GAINS/(LOSSES)       FROM         INVESTMENT   INVESTMENT
                                                 OF PERIOD     (LOSS)      ON SECURITIES   SUB-ADVISER      OPERATIONS     INCOME
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

CLASS A
Year Ended October 31, 2000 ..................     $9.95       $ (0.08)*       $(1.28)       $   --         $(1.36)   $     --
Year Ended October 31, 1999 ..................      7.14          0.03*          2.58          0.23           2.84       (0.01)
Year Ended October 31, 1998 ..................      9.52          0.02*         (2.40)           --          (2.38)         --
Year Ended October 31, 1997 ..................      9.96         (0.02)*        (0.40)           --          (0.42)         --
Year Ended October 31, 1996 ..................      9.53         (0.01)*         0.44            --           0.43          --

CLASS B
Year Ended October 31, 2000 ..................      9.66         (0.16)*        (1.22)           --          (1.38)         --
Year Ended October 31, 1999 ..................      6.96         (0.03)*         2.50          0.23           2.70          --
Year Ended October 31, 1998 ..................      9.36         (0.04)*        (2.36)           --          (2.40)         --
Year Ended October 31, 1997 ..................      9.86         (0.19)*        (0.29)           --          (0.48)         --
Year Ended October 31, 1996 ..................      9.52         (0.08)*         0.42            --           0.34          --

CLASS C
Year Ended October 31, 2000++++ ..............     12.35         (0.28)*        (3.81)           --          (4.09)         --

COMMON CLASS
Year Ended October 31, 2000+++++ .............     10.54         (0.19)*        (1.76)           --          (1.95)         --
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
Year Ended October 31, 2000 ................. .    $1.00         $0.032       $   --         $   --          $0.032     $(0.032)
Year Ended October 31, 1999 ..................      1.00          0.023           --             --           0.023      (0.023)
Year Ended October 31, 1998 ..................      1.00          0.027           --             --           0.027      (0.027)
Year Ended October 31, 1997** ................      1.00          0.020           --             --           0.020      (0.020)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
Year Ended October 31, 2000 ..................     $1.00         $0.053       $   --         $   --          $0.053     $(0.053)
Year Ended October 31, 1999 ..................      1.00          0.042           --             --           0.042      (0.042)
Year Ended October 31, 1998 ..................      1.00          0.047           --             --           0.047      (0.047)
Year Ended October 31, 1997** ................      1.00          0.032           --             --           0.032      (0.032)


                                       68



                                              DISTRIBUTIONS           TAX                                NET ASSET
                                                   FROM             RETURN                                 VALUE
                                                 CAPITAL              OF                TOTAL              END OF           TOTAL
                                                  GAINS             CAPITAL         DISTRIBUTIONS          PERIOD          RETURN(2)
------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

CLASS A
Year Ended October 31, 2000 ..................  $   --           $   --            $      --              $8.59        (13.67)%
Year Ended October 31, 1999 ..................      --            (0.02)               (0.03)              9.95         39.82
Year Ended October 31, 1998 ..................      --               --                   --               7.14        (25.00)
Year Ended October 31, 1997 ..................   (0.02)              --                (0.02)              9.52         (4.18)
Year Ended October 31, 1996 ..................      --               --                   --               9.96          4.51

CLASS B
Year Ended October 31, 2000 ..................      --               --                   --               8.28        (14.29)
Year Ended October 31, 1999 ..................      --               --                   --               9.66         38.79
Year Ended October 31, 1998 ..................      --               --                   --               6.96        (25.64)
Year Ended October 31, 1997 ..................   (0.02)              --                (0.02)              9.36         (4.83)
Year Ended October 31, 1996 ..................      --               --                   --               9.86          3.57

CLASS C
Year Ended October 31, 2000++++ ..............      --               --                   --               8.26        (33.12)

COMMON CLASS
Year Ended October 31, 2000+++++ .............      --               --                   --               8.59        (18.50)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
Year Ended October 31, 2000 ..................  $   --           $   --              $(0.032)             $1.00          3.23%
Year Ended October 31, 1999 ..................      --               --               (0.023)              1.00          2.37
Year Ended October 31, 1998 ..................      --               --               (0.027)              1.00          2.72
Year Ended October 31, 1997** ................      --               --               (0.020)              1.00          2.90(1)
-----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
Year Ended October 31, 2000 ..................  $   --           $   --              $(0.053)             $1.00          5.39%
Year Ended October 31, 1999 ..................      --               --               (0.042)              1.00          4.26
Year Ended October 31, 1998 ..................      --               --               (0.047)              1.00          4.79
Year Ended October 31, 1997** ................      --               --               (0.032)              1.00          4.68(1)


                                                                   RATIO OF           RATIO OF
                                                NET ASSETS        EXPENSES TO      NET INVESTMENT
                                                  END OF            AVERAGE         INCOME (LOSS)        PORTFOLIO
                                                  PERIOD              NET            TO AVERAGE           TURNOVER
                                              (000 OMITTED)         ASSETS(3)        NET ASSETS(3)          RATE
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS DEVELOPING MARKETS FUND

CLASS A
Year Ended October 31, 2000 ..................     $13,294             2.15%              (0.70)%           115.4%
Year Ended October 31, 1999 ..................      16,023             2.15                0.32              36.9
Year Ended October 31, 1998 ..................      16,355             2.15                0.22              43.6
Year Ended October 31, 1997 ..................      29,402             2.15               (0.17)             52.8
Year Ended October 31, 1996 ..................      36,918             2.15               (0.14)             26.8

CLASS B
Year Ended October 31, 2000 ..................       2,214             2.90               (1.43)            115.4
Year Ended October 31, 1999 ..................       2,685             2.90               (0.36)             36.9
Year Ended October 31, 1998 ..................       2,509             2.90               (0.50)             43.6
Year Ended October 31, 1997 ..................       4,941             2.90               (1.74)             52.8
Year Ended October 31, 1996 ..................       3,641             2.90               (0.83)             26.8

CLASS C
Year Ended October 31, 2000++++ ..............          12             1.97               (1.97)            115.4

COMMON CLASS
Year Ended October 31, 2000+++++ .............          18             0.54               (0.54)            115.4
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS MUNICIPAL MONEY FUND
Year Ended October 31, 2000 ..................     $56,488             0.90%               3.17%              N/A
Year Ended October 31, 1999 ..................      44,347             0.90                2.33               N/A
Year Ended October 31, 1998 ..................      57,778             0.90                2.68               N/A
Year Ended October 31, 1997** ................      38,681             0.90(1)             2.87               N/A
--------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS U.S. GOVERNMENT MONEY FUND
Year Ended October 31, 2000 ..................     $59,926             0.90%               5.26%              N/A
Year Ended October 31, 1999 ..................      59,877             0.90                4.19               N/A
Year Ended October 31, 1998 ..................      56,697             0.90                4.68               N/A
Year Ended October 31, 1997** ................      35,174             0.90(1)             4.65(1)            N/A

                                                                      NET REALIZED
                                           NET ASSET        NET            AND                             TOTAL        DIVIDENDS
                                             VALUE       INVESTMENT    UNREALIZED      CONTRIBUTION        FROM         FROM NET
                                           BEGINNING      INCOME/    GAINS/(LOSSES)        FROM         INVESTMENT     INVESTMENT
                                           OF PERIOD       (LOSS)     ON SECURITIES    SUB-ADVISER      OPERATIONS       INCOME
------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

CLASS A
Year Ended October 31, 2000 ............       $9.66        $0.88          $(0.86)           $--           $0.02        $(0.88)
Year Ended October 31, 1999++ ..........       10.00         0.56           (0.34)            --            0.22         (0.56)

CLASS B
Year Ended October 31, 2000 ............        9.66         0.81           (0.86)            --           (0.05)        (0.81)
Year Ended October 31, 1999++ ..........       10.00         0.50           (0.34)            --            0.16         (0.50)

CLASS C
Year Ended October 31, 2000++++ ........        9.57         0.53           (0.84)            --           (0.31)        (0.53)

CLASS D
Year Ended October 31, 2000 ............        9.65         0.90           (0.85)            --            0.05         (0.90)
Year Ended October 31, 1999+++ .........       10.23         0.41           (0.58)            --           (0.17)        (0.41)

COMMON CLASS
Year Ended October 31, 2000+++++ .......        9.21         0.21           (0.48)            --           (0.27)        (0.21)

*        Based on average shares outstanding.

** Commencement of operations for the Credit Suisse Warburg Pincus Municipal Money Fund and the Credit Suisse Warburg Pincus U.S. Government Money Fund was February 24, 1997.

+ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

++ Commencement of operations for the Credit Suisse Warburg Pincus High Income Fund was March 8, 1999.

+++ For the period May 13, 1999 (commencement of offering of Class D shares) to October 31, 1999.

++++ For the period February 28, 2000 (commencement of offering of Class C shares) to October 31, 2000.

+++++ For the period August 1, 2000 (commencement of offering of Common Class shares by all Funds except Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund) to October 31, 2000.

(1)      Annualized

(2) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. An initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized except for the Money Funds. Total return for the year end October 31, 1999 excluding the effect of the contribution from the former sub-adviser for realized and unrealized securities losses was 36.59% and 35.49% for the Credit Suisse Warburg Pincus Developing Markets Fund Class A and B shares, respectively.

(3) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Credit Suisse Warburg Pincus Strategic Growth Fund Common Class shares, 1.87% (annualized) for the period 11/19/99 through 10/31/00, Credit Suisse Warburg Pincus Strategic Growth Fund Class A, B and C shares, 1.87%, 1.87% and 1.87% (annualized), respectively for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Technology Fund Common Class shares, .83% (annualized) for the period 11/19/99 through 10/31/00, Credit Suisse Warburg Pincus Technology Fund Class A, B and C shares, .83%, .83% and .83% (annualized), respectively for the period 8/1/00 through 10/31/00, Credit Suisse Warburg Pincus Technology Fund Class D shares, .83% (annualized) for the period 9/1/00 through 10/31/00; Credit Suisse Warburg Pincus Fixed Income II Fund Class A shares, .13%, .14%, .30%, .30%, and .34%, for the years ended 10/31/00,
         99, 98, 97, and 96 respectively; Credit Suisse Warburg Pincus Fixed Income II




                                                  DISTRIBUTIONS         TAX                                NET ASSET
                                                      FROM             RETURN                                VALUE
                                                     CAPITAL             OF               TOTAL              END OF         TOTAL
                                                      GAINS           CAPITAL         DISTRIBUTIONS          PERIOD        RETURN(2)
------------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND

CLASS A
Year Ended October 31, 2000 ............             $(0.07)            $--               $(0.95)            $8.73          (0.06)%
Year Ended October 31, 1999++ ..........                 --              --                (0.56)              9.66          2.19

CLASS B
Year Ended October 31, 2000 ............              (0.07)             --                (0.88)              8.73         (0.81)
Year Ended October 31, 1999++ ..........                 --              --                (0.50)              9.66          1.60

CLASS C
Year Ended October 31, 2000++++ ........                 --              --                (0.53)              8.73         (3.31)

CLASS D
Year Ended October 31, 2000 ............              (0.07)             --                (0.97)              8.73          0.29
Year Ended October 31, 1999+++ .........                 --              --                (0.41)              9.65         (1.63)

COMMON CLASS
Year Ended October 31, 2000+++++ .......                 --              --                (0.21)              8.73         (2.98)


                                                                      RATIO OF          RATIO OF
                                                   NET ASSETS       EXPENSES TO      NET INVESTMENT
                                                     END OF           AVERAGE         INCOME (LOSS)        PORTFOLIO
                                                     PERIOD             NET            TO AVERAGE           TURNOVER
                                                  (000 OMITTED)       ASSETS(3)        NET ASSETS(3)          RATE
----------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS HIGH INCOME FUND
CLASS A
Year Ended October 31, 2000 ............             $10,709            1.10%                9.35%              43.9%
Year Ended October 31, 1999++ ..........              10,488            1.10(1)              8.61(1)           188.4
CLASS B

Year Ended October 31, 2000 ............               1,313            1.85                 8.60               43.9
Year Ended October 31, 1999++ ..........               1,447            1.85(1)              7.83(1)           188.4
CLASS C

Year Ended October 31, 2000++++ ........                  78            1.85(1)              7.57(1)            43.9
CLASS D

Year Ended October 31, 2000 ............               1,504            0.85                 9.62               43.9
Year Ended October 31, 1999+++ .........                 926            0.85(1)              9.36(1)           188.4
COMMON CLASS

Year Ended October 31, 2000+++++ .......                 141            1.10(1)              9.14(1)            43.9

         Fund Class B shares, .13%, .14%, .30%, and .30% for the years ended 10/31/00, 99, 98 and 97, and .34% (annualized) for the period 2/28/96 through 10/31/96; Fixed Income Class C shares, .13% (annualized) for the period 2/28/00 through 10/31/00; Fixed Income Class D shares, .13% for the year ended 10/31/00, and .14% (annualized) for the period 4/30/99 through 10/31/99; Fixed Income Common Class shares, .13% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Municipal Trust Fund Class A shares, .53%, .42%, .41%, .74%, and .64% for the years ended 10/31/00, 99, 98, 97, and 96, respectively; Credit Suisse Warburg Pincus Municipal Trust Fund Class B shares, .53%, .42%, .41% and .74% for the years ended 10/31/00, 99, 98 and 97, and .64% (annualized) for the period 2/28/96 through 10/31/96; Credit Suisse Warburg Pincus Municipal Trust Fund Class C shares, .53% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus Municipal Trust Fund Common Class shares, .53% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus Developing Markets Fund Class A and Class B shares, .72%, .76%, .61%, .34%, and .54% for the years ended 10/31/00, 99, 98,
         97, and 96, respectively; Credit Suisse Warburg Pincus Developing Markets Fund Class C shares, .72% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus Developing Markets Fund Common Class shares, .72% (annualized) for the period 8/1/00 through 10/31/00; Credit Suisse Warburg Pincus International Equity II Fund Class A and Class B shares, .04%, .10%, .18%, and .27% for the years ended 10/31/99, 98, 97, and 96, respectively; Credit Suisse Warburg Pincus International Equity II Fund Class D shares, 04% (annualized) for the period 5/13/99 through 10/31/99; Credit Suisse Warburg Pincus Municipal Money Fund, .09%, .14%, .15% and .40% (annualized) for the years ended 10/31/00, 99, 98 and 97, respectively; Credit Suisse Warburg Pincus U.S. Government Money Fund, .09% .19%, .25% and .45% (annualized) for the years ended 10/31/00, 99, 98, and 97, respectively; Credit Suisse Warburg Pincus High Income Fund Class A and Class B shares, 1.53%, for the year ended 10/31/00 and 1.43% (annualized) for the period 3/8/99 through 10/31/99; Credit Suisse Warburg Pincus High Income Fund Class C shares, 1.53% (annualized) for the period 2/28/00 through 10/31/00; Credit Suisse Warburg Pincus High Income Fund Class D shares, 1.53% for the year ended 10/31/00 and 1.43% (annualized) for the period 5/13/99 through 10/31/99; and Credit Suisse Warburg Pincus High Income Fund Common Class shares, 1.53% (annualized) for the period 8/1/00 through 10/31/00.

(4)      Amount rounds to less than $1,000.

                              FOR MORE INFORMATION

     More information about these Funds is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

     Includes financial statements, portfolio investments and detailed performance information.

     The ANNUAL REPORT also contains a letter from the Funds' President discussing market conditions and investment strategies that significantly affected fund performance during the past fiscal year.

     OTHER INFORMATION

     A current STATEMENT OF ADDITIONAL INFORMATION (SAI) which provides more details about the Funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

     You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

     Shareholders may obtain any of these documents free of charge and may obtain other information about the Funds by visiting the Funds' website (www.warburg.com).

     Further information about the Funds may be obtained by calling 800-225-8011 or by writing:

Credit Suisse Warburg Pincus Funds
PFPC, Inc.
P.O. Box 61503
King of Prussia, PA 19406-0903

SEC FILE NUMBERS:
Credit Suisse Warburg Pincus Capital Funds                             811-04604
     Credit Suisse Warburg Pincus Blue Chip Fund
     Credit Suisse Warburg Pincus Value Fund
     Credit Suisse Warburg Pincus Small Company Value Fund
     Credit Suisse Warburg Pincus Fixed Income II Fund
     Credit Suisse Warburg Pincus Municipal Trust Fund

Credit Suisse Warburg Pincus Opportunity Funds                          811-9054
     Credit Suisse Warburg Pincus Developing Markets Fund
     Credit Suisse Warburg Pincus International Equity II Fund
     Credit Suisse Warburg Pincus High Income Fund
     Credit Suisse Warburg Pincus Municipal Money Fund
     Credit Suisse Warburg Pincus U.S. Government Money Fund

Credit Suisse Warburg Pincus Select Funds                              811-09531
     Credit Suisse Warburg Pincus Strategic Growth Fund
     Credit Suisse Warburg Pincus Technology Fund




                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) - www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSWPF-1-0201

                   Credit Suisse Warburg Pincus Capital Funds
--------------------------------------------------------------------------------

                 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017

                            Toll Free (800) 225-8011

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                             dated February 28, 2001

            The Credit Suisse Warburg Pincus Capital Funds is a "series fund" comprised of the following diversified, open-end investment management companies, commonly known as "mutual funds": Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus Municipal Trust Fund (individually, a "Fund" and collectively, the "Capital Funds" or the "Funds"). The Credit Suisse Warburg Pincus Capital Funds is empowered to expand the series by establishing additional Funds with investment objectives and policies that differ from those of the current Funds. The Credit Suisse Warburg Pincus Capital Funds also may offer additional classes of shares.

            This Statement of Additional Information (the "SAI") is not a prospectus and should be read in conjunction with the Credit Suisse Warburg Pincus Capital Funds' current Prospectus dated February 28, 2001 (the "Prospectus"), as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Credit Suisse Warburg Pincus Capital Funds at the address or telephone number listed above.

                                TABLE OF CONTENTS

                                                                           PAGE

Fund History..................................................................4
Description Of The Funds And Their Investments And Risks......................6
Management Of The Funds......................................................49
Investment Advisory And Other Services.......................................56
Brokerage Allocation And Other Practices.....................................69
Capital Stock And Organization...............................................75
Purchases, Redemptions, Exchanges And Pricing Of Fund Shares.................79
Shareholder Investment Account...............................................94
Net Asset Value..............................................................97
Taxes, Dividends, And Distributions.........................................100
Performance Information.....................................................108
General Information.........................................................112
Financial Statements........................................................113
Appendix I - Description Of Security Ratings................................A-1

--------------------------------------------------------------------------------
                                  FUND HISTORY
--------------------------------------------------------------------------------

            The Credit Suisse Warburg Pincus Capital Funds (formerly the DLJ Focus Funds) were organized under the laws of the Commonwealth of Massachusetts on November 26, 1985 as a "business trust" under the name "Winthrop Focus Funds."

            On January 19, 1999, the name was changed from "Winthrop Focus Funds" to "DLJ Winthrop Focus Funds"; on July 31, 2000 to "DLJ Focus Funds" and subsequently to "Credit Suisse Warburg Pincus Capital Funds" on January 18, 2001.

            In addition, on the latest date the names of Growth Fund, Growth and Income Fund, Small Company Value Fund, Fixed Income Fund and Municipal Trust Fund Series were changed to Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus Municipal Trust Fund, respectively.

            The Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds has approved, subject to shareholder approval at special meetings of shareholders scheduled for March 23, 2001, the transfer to the Acquiring Fund listed below of all of the assets and liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund.

    Acquired Fund                      Acquiring Fund
    -------------                      --------------

Credit Suisse Warburg
Pincus Fixed Income II Fund            Warburg Pincus Fixed Income Fund
Credit Suisse Warburg
Pincus Municipal Trust Fund            Warburg, Pincus Municipal Bond Fund, Inc.

            Each of the Acquiring Funds has an investment objective and strategies substantially similar to the investment objective and strategies of the Acquired Fund to be acquired by it. Shareholders of each Acquired Fund would receive on a tax-free basis shares of the relevant Acquiring Fund with the same net asset value as their shares of the Acquired Fund. The investment advisory fees of the Acquiring Funds would in each case be the same as the relevant Acquired Funds, and Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser") has agreed to reimburse expenses of each Acquiring Fund as necessary so that for the two-year period following the consummation of each acquisition the annualized expense ratio of each Acquired Fund would not increase above its expense ratio for the 60-day period prior to consummation of the acquisitions. Each acquisition would be consummated promptly after receipt of shareholder approval.

            The Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds has approved the transfer of all of the assets and liabilities of the Warburg, Pincus Small Company Value II Fund, Inc. and the Warburg, Pincus Value II Fund, Inc. in exchange for shares of the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund, respectively. These acquisitions are subject to the approval of shareholders of the relevant Warburg, Pincus Fund and, if approved, would be consummated in early June, 2001.

--------------------------------------------------------------------------------
            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

(a) Classification

            Each of the Funds is a diversified open-end management investment company.

(b) Investment Strategies and Risks

            The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth under the heading "Credit Suisse Warburg Pincus Funds' Investment Objectives and Policies" in the Prospectus. Except as noted in the Prospectus and in this SAI, the Funds' investment policies are not fundamental and may be changed by the Trustees of the Credit Suisse Warburg Pincus Capital Funds without shareholder approval; however, shareholders will be notified prior to a significant change in such policies. A Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in "Investment Restrictions" in this SAI. Credit Suisse Warburg Pincus Capital Funds' investment adviser is CSAM.

I.         Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse
                     Warburg Pincus Small Company Value Fund
                   and Credit Suisse Warburg Pincus Value Fund

            The investment objective of the Credit Suisse Warburg Pincus Blue Chip Fund is long-term capital appreciation. It seeks to achieve this objective by investing principally in common stock, securities convertible into common stock and other equity securities (i.e., preferred stock, interests in master limited partnerships) of well-known and established companies (generally, companies in operation for more than three years) which, in the opinion of the Adviser, have the potential for long-term capital appreciation. There can be no assurance that the Credit Suisse Warburg Pincus Blue Chip Fund's investment objective will be achieved.

            The investment objective of the Credit Suisse Warburg Pincus Value Fund is long-term capital appreciation and continuity of income. It seeks to achieve this objective by investing principally in dividend-paying common stock and diversifying its investments among different industries and different companies. Accordingly, the Value Fund invests in securities on the basis of the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential cannot ensure against possible loss in value. There can be no assurance that the Credit Suisse Warburg Pincus Value Fund's investment objective will be achieved.

            The investment objective of the Credit Suisse Warburg Pincus Small Company Value Fund is a high level of growth of capital. It seeks to achieve this objective by investing principally in common stock and securities convertible into common stock, but it may, when deemed appropriate by the Adviser, invest part of its assets in preferred stock, other equity securities, bonds or other debt securities as described below. There can be no assurance that the Credit Suisse Warburg Pincus Small Company Value Fund's investment objective will be achieved.

            The Credit Suisse Warburg Pincus Small Company Value Fund will pursue its investment objective by employing a value-oriented investment approach. The

Adviser's research efforts may also play a greater role in selecting securities for the Credit Suisse Warburg Pincus Small Company Value Fund than in a fund that invests in larger, more established companies. The Credit Suisse Warburg Pincus Small Company Value Fund seeks securities that appear to be underpriced and are issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Small Company Value Fund tries to enhance the potential for appreciation and limit the risk of decline in the value of its portfolio. The Credit Suisse Warburg Pincus Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Credit Suisse Warburg Pincus Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued based on existing conditions, and that their earning power or franchise value does not appear to be reflected in their current stock price. In addition, to further reduce risk, the Credit Suisse Warburg Pincus Small Company Value Fund diversifies its holdings among many companies and industries. Other factors considered in the selection of securities include whether a company has an established presence in its industry, a product or market niche or whether management owns a significant stake in the company's operation.

            For a further description of the Funds' investment objectives and policies, see "Credit Suisse Warburg Pincus Funds' Investment Objective and Policies" in the Prospectus.

Warrants

            The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Small Company Value Fund each may invest up to 5% of their respective total assets in warrants. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change in proportion to the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Foreign Securities

            The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may invest up to 10% of the value of their respective total assets in securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. ("foreign securities") and the Credit Suisse Warburg Pincus Small Company Value Fund may invest up to 20% of the value of its total assets in foreign securities. Investment in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

            There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Non-U.S. securities markets, while experiencing increases in the volume of securities traded, generally have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs associated with investing in non-U.S. securities markets generally are higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures, which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect a Fund's performance. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or investors.

Investment-Grade Securities

            The Credit Suisse Warburg Pincus Blue Chip Fund and Credit Suisse Warburg Pincus Small Company Value Fund may invest up to 35% of the value of their respective total assets in investment-grade fixed-income securities, while the Credit Suisse Warburg Pincus Value Fund may invest in investment-grade fixed-income securities without limitation. Investment-grade obligations are those obligations rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") in the case of long-term obligations and equivalently rated obligations in the case of short-term obligations, or unrated instruments believed by the Adviser to be of comparable quality to such rated instruments. Issuers with securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. While such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium-grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Fixed-income securities in which the Funds may invest include asset and mortgage backed securities. Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if a Fund purchases such a security at a premium, faster than expected prepayments will reduce, and slower than expected prepayments will increase, yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Options

            The Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund may write covered calls on securities or securities indices for purposes of hedging against a decline in the value of the respective portfolio securities. The Credit Suisse Warburg Pincus Small Company Value Fund may write covered calls, purchase calls and write covered put options on securities and securities indices both for hedging and return enhancement purposes.

            A call option on a security gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a specified security on or before a fixed date, at a predetermined price. A call option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price is less than the value of the underlying securities index on the exercise date. So long as a Fund remains obligated as a writer of a covered call option, it will forego the opportunity to profit from increases in the market price of the underlying security or index above the exercise price of the option. A Fund will not write a call option on a security unless at all times during the option period the Fund owns either (i) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or a lower strike price. When a Fund writes a call option on a securities index, it will establish a segregated account with its custodian into which it will deposit cash or other liquid unencumbered assets, marked-to-market daily, or a combination of both, with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

            If either the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund or the Credit Suisse Warburg Pincus Small Company Value Fund desires to sell a particular security from its portfolio on which it has written an option, such Fund will seek to effect a closing purchase transaction with respect to such option prior to or concurrently with the sale of the portfolio security. A Fund may also enter into a closing purchase transaction in order to terminate its obligation under an option it has written. A closing purchase transaction is a transaction in which an investor who is obligated as the writer of an option terminates his obligation by purchasing an option on the same security and same terms as the previously written option. There can be no assurances that a closing purchase transaction can be effected. If a closing purchase transaction cannot be effected, a Fund will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. A Fund will realize a profit from a closing purchase transaction for an option it has written if the cost of such transaction is less than the premium received from the writing of the option and will realize a loss if the cost of such transaction is more than the premium received. The Credit Suisse Warburg Pincus Blue Chip Fund and Credit Suisse Warburg Pincus Value Fund will only purchase call options in closing purchase transactions. As indicated above, the Credit Suisse Warburg Pincus Small Company Value Fund may write or purchase a put option on securities or securities indices. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the writer of the option the underlying security at a specified price. The seller of the put, on the other hand, has the obligation to buy the underlying security at the exercise price. The Credit Suisse Warburg Pincus Small Company Value Fund will only write "covered" put options (i.e., so long as the Fund is obligated under the put, it will have on deposit cash or other liquid unencumbered assets, marked-to-market daily, or a combination of both, with a value equal to or greater than the exercise price of the underlying securities or index). It is possible that, as a result of writing a put, the Fund may have to purchase the underlying securities at an amount greater than their market price at the time of writing the put.

            If the Credit Suisse Warburg Pincus Small Company Value Fund purchases an option, it runs the risk that the option will expire "out of the money", resulting in a loss equal to the amount of the premium paid plus any transaction costs. Thus, in some periods the Credit Suisse Warburg Pincus Small Company Value Fund may receive a lower total return in connection with its options transactions than it would have received from the underlying securities had options not been purchased.

            Neither the Credit Suisse Warburg Pincus Blue Chip Fund nor the Credit Suisse Warburg Pincus Value Fund may write a covered call option if, as a result thereof, the aggregate value of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or the market value of the underlying securities) or the amount deposited in a segregated account would exceed 5% of such Fund's total assets. The Credit Suisse Warburg Pincus Small Company Value Fund may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its total assets.

            Because exercises of index options are settled in cash, a call writer such as the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund or the Credit Suisse Warburg Pincus Small Company Value Fund cannot determine the amount of its settlement obligation in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential obligations by acquiring and holding a particular security.

            Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of an index underlying an option and, therefore, a Fund bears the risk that the price of the securities held by such Fund may not increase as much as the index on which a Fund has written a covered call option. In such event, a Fund would bear a loss on the covered call option that it has written that is not completely offset by movements in the price of such Fund's portfolio. It is also possible that the index underlying a covered call may rise when the Fund's portfolio does not rise. If this occurred, a Fund would incur a loss on the call that would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, generally tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

            Unless a Fund that has written a call option has other liquid assets which are sufficient to satisfy the exercise of a call on an index, such Fund would be required to liquidate portfolio securities in order to satisfy the exercise.

            When a Fund has written a call on an index, there is also a risk that the market may decline between the time such Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, such Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially riskier with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by such Fund with the same strike price, such Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date such Fund exercises the call it holds or the time such Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

            If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Financial Futures and Options Thereon

            The Credit Suisse Warburg Pincus Small Company Value Fund may also seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments currently or hereafter available, such as financial futures contracts and options thereon.

            On the futures markets, the Adviser may, with respect to the Credit Suisse Warburg Pincus Small Company Value Fund, adopt an overall strategy in response to expected market movements. Such a strategy would involve the purchase or sale of securities index futures contracts and related options traded on regulated exchanges, to the extent permitted by the Commodity Futures Trading Commission ("CFTC"), for bona fide hedging purposes or for other appropriate risk management purposes permitted under regulations promulgated by the CFTC. A securities index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Credit Suisse Warburg Pincus Small Company Value Fund may enter into securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in the market value of securities in its portfolio that might otherwise result.

            An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the holder and writer of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices, including the S&P 500 Stock Index and the NYSE Composite Index. The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

            The Credit Suisse Warburg Pincus Small Company Value Fund may only invest in futures contracts and related options to the extent that the Fund would not be required to register with the CFTC. The Credit Suisse Warburg Pincus Small Company Value Fund will not engage in financial futures or related options transactions for speculative purposes but only in an effort to hedge portfolio risks as described above. In accordance with the foregoing, under current regulations the Credit Suisse Warburg Pincus Small Company Value Fund may not purchase or sell futures contracts if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's open futures positions and premiums on open positions thereon would exceed 5% of the market value of the Credit Suisse Warburg Pincus Small Company Value Fund's total assets. Certain provisions of the federal tax laws may limit the extent to which the Credit Suisse Warburg Pincus Small Company Value Fund may engage in options and financial futures transactions. Such transactions may also affect the amount, character and timing of income, gain or loss recognized by the Fund for federal tax purposes.

            The Credit Suisse Warburg Pincus Small Company Value Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to develop and implement a successful options and futures strategy are different from those required to select equity and debt securities for investment. The correlation between movements in the price of an option or future and the price of securities index futures and options may decline if the composition of the Fund's portfolio diverges from the composition of the index underlying such index futures and options. In addition, the ability of the Fund to close out an option or futures position depends on the existence of a liquid secondary market for those contracts. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. A Fund's losses on futures transactions could be unlimited.

            New and innovative financial instruments continue to be developed and the Credit Suisse Warburg Pincus Small Company Value Fund may invest in any such instrument as may be developed to the extent that the utilization of such instrument is consistent with its investment objective and policies and the regulatory requirements applicable to the Fund.

Risks of Options, Currency Exchange Contracts and Financial Futures Strategies

            Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. The loss from entering into futures contracts is potentially unlimited. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities or currencies being hedged; (3) skills needed to use these strategies which are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for such Fund to maintain "cover" or to segregate securities in connection with hedging transactions.

Small Company Stocks

            At least 65% of the Credit Suisse Warburg Pincus Small Company Value Fund's total assets normally will be invested in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization of $2 billion or less at the time of the Fund's investment. While small-cap company stocks generally pay low or no dividends, they are considered to offer greater potential for appreciation than securities of companies with larger market capitalizations. Small-cap company stocks generally also have higher risk and volatility, because most are not as broadly traded as stocks of companies with larger capitalizations and their prices thus may fluctuate more widely and abruptly. Small-cap company securities generally are also less researched.

Special Situation Companies

            The Credit Suisse Warburg Pincus Small Company Value Fund may also invest in securities of companies in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. In general, a special situation company is a company whose securities could reasonably be expected to be accorded market recognition within a foreseeable period of time at an appreciated value solely by reason of a development particularly or uniquely applicable to that company. The principal risk associated with an investment in special situation companies is that if the anticipated development does not occur, the investment is likely not to appreciate or may decline. Examples of special situation companies are companies being reorganized or merged, having unusual new products, enjoying particular tax advantages, or acquiring new management. The Credit Suisse Warburg Pincus Small Company Value Fund will not, however, invest more than 10% of its assets (at the time of purchase) in equity securities of companies (including predecessors) that have less than three years of operations.

Short-Term Portfolio Transactions

            The Credit Suisse Warburg Pincus Small Company Value Fund may engage in short-term portfolio transactions in an attempt to generate capital gains when deemed appropriate by the Adviser under the circumstances, taking into consideration the market analysis factors of any particular security and the technical conditions of the securities markets in general. In accordance with the investment policy of engaging in short-term portfolio transactions, the Credit Suisse Warburg Pincus Small Company Value Fund has no restrictions with respect to portfolio turnover and the rate of portfolio turnover is not considered a prohibitive factor by the Adviser when considering short-term portfolio transactions. As a result of this policy, it is possible that the Credit Suisse Warburg Pincus Small Company Value Fund's annual portfolio turnover rate may exceed 100%, although the Adviser anticipates that such rate will not exceed 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or the securities sold by the average monthly value of securities owned during the year, excluding securities whose maturities at the time of acquisition were one year or less. A high degree of portfolio turnover results in increased transaction costs.

IOs and POs

            Although the Credit Suisse Warburg Pincus Small Company Value Fund has no present intention to so invest, the Credit Suisse Warburg Pincus Small Company

Value Fund may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as "IOs" (interest only) and "POs" (principal only). IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the Securities and Exchange Commission, to be illiquid securities.

Additional Investment Policies of the Credit Suisse Warburg Pincus Blue Chip Fund and Credit Suisse Warburg Pincus Value Fund

            The following additional policies have been adopted by the Credit Suisse Warburg Pincus Blue Chip Fund and the Credit Suisse Warburg Pincus Value Fund and may be changed by the Trustees without shareholder approval:

      1. The Funds will not make or maintain a short position (other than short sales against the box) or write, purchase or sell puts, calls, straddles, spreads or combinations thereof, provided, however, that the Funds may write covered call options and purchase call options in closing purchase transactions.

      2. The Funds will not invest in oil, gas or other mineral exploration or development programs, but this shall not prohibit the Funds from investing in securities of companies engaged in oil, gas or mineral activities or investigations.

             II. Credit Suisse Warburg Pincus Fixed Income II Fund

            The investment objective of the Credit Suisse Warburg Pincus Fixed Income II Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and nonconvertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser-known companies. Total return means the sum of net investment income (if any) and realized and unrealized gains less losses. Capital preservation means minimizing the risk of capital loss in a period of falling prices (rising interest rates) for debt securities.

            Specifically, the investment policies of the Credit Suisse Warburg Pincus Fixed Income II Fund permit it to invest, without restriction, in the following types of securities:

      (1) Bonds, including municipal bonds (taxable and tax-exempt, including, among others, special and general obligation bonds and industrial development bonds) and other debt securities, which are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P;

      (2)   U.S. Government Securities;

      (3) Obligations issued or guaranteed by national or state bank holding companies, which obligations are not rated as a matter of policy by either Moody's or S&P, but which, in the opinion of the Adviser (on the basis of criteria believed by the Adviser to be comparable to that used by nationally recognized statistical rating organizations for assigning ratings), meet the Credit Suisse Warburg Pincus Fixed Income II Fund's investment objective; and

      (4)   Commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P.

            The Credit Suisse Warburg Pincus Fixed Income II Fund may also invest not more than 25% (in the aggregate) of its total assets at the time of investment in (i) debt securities rated Baa or MIG-2 by Moody's or BBB or SP-2 by S&P, to the extent that such investments would, in the opinion of the Adviser, be consistent with the Credit Suisse Warburg Pincus Fixed Income II Fund's investment objective. See "Additional Information on Investment Policies and Risks" in the Prospectus for a description of securities rated BBB by S&P and Baa by Moody's and of asset and mortgage-backed securities.

            As a matter of fundamental policy, which cannot be changed without approval by the vote of a majority of the Credit Suisse Warburg Pincus Fixed Income II Fund's outstanding voting securities (as defined in this SAI), the Credit Suisse Warburg Pincus Fixed Income II Fund will invest at least 80% of the value of its total assets at the time of investment in debt securities. In normal circumstances, the Credit Suisse Warburg Pincus Fixed Income II Fund will invest at least 65% of the value of its total assets at the time of investment in fixed-income securities. However, the Credit Suisse Warburg Pincus Fixed Income II Fund reserves the right to hold cash and short-term fixed-income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser without regard for the above limitations.

            The Credit Suisse Warburg Pincus Fixed Income II Fund may also invest in restricted securities and in instruments having no ready market if such purchases at the time thereof would not cause more than 10% of the value of its net assets to be invested in not readily marketable assets.

            The Credit Suisse Warburg Pincus Fixed Income II Fund generally does not intend to acquire common stocks or equity securities exchangeable for common stock or rights or warrants to subscribe for or purchase common stock, except that, with respect to convertible debt securities, the Fund may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Credit Suisse Warburg Pincus Fixed Income II Fund and its shareholders. In such event, the Credit Suisse Warburg Pincus Fixed Income II Fund will sell the common stock resulting from such conversion as soon as practicable. The Credit Suisse Warburg Pincus Fixed Income II Fund may acquire debt securities, including convertible and non-convertible debt securities which may have voting rights, but in no case will the Credit Suisse Warburg Pincus Fixed Income II Fund acquire more than 10% of the voting securities of any one issuer. The relative size of the Credit Suisse Warburg Pincus Fixed Income II Fund's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities or other investment alternatives include trends in the determinates of interest rates, corporate profits and management capabilities and practices.

            The Credit Suisse Warburg Pincus Fixed Income II Fund may use a variety of techniques in seeking to attain its investment objective. In making investment decisions, for example, the Credit Suisse Warburg Pincus Fixed Income II Fund seeks to balance favorable factors, such as high yields to maturity and high current rates of income, against unfavorable factors, such as increased risk which accompanies longer maturities.

            The Credit Suisse Warburg Pincus Fixed Income II Fund may use trading to attain its investment objectives and policies. Trading may be used in anticipation of market developments or to take advantage of yield disparities between major sectors of the investment-grade market. For example, the Credit Suisse Warburg Pincus Fixed

Income II Fund may employ trading in order to (i) shorten the average maturity of the portfolio in anticipation of higher interest rates, (ii) lengthen the average maturity of the portfolio in anticipation of lower interest rates, (iii) change the average coupon of the portfolio when yield disparities occur between debt securities selling at differing levels of premium or discount, (iv) sell one type of debt security (e.g., industrial bonds) and buy another type of debt security (e.g., Federal agency bonds or notes) when disparities arise in the relative value of each, and (v) sell one class of fixed-income securities (e.g., preferred stocks) and buy another class (e.g., publicly offered utility bonds) when disparities arise in the relative values of each.

            Debt securities acquired for the Credit Suisse Warburg Pincus Fixed Income II Fund's portfolio may be subject to call by the issuer prior to maturity, in which case the Credit Suisse Warburg Pincus Fixed Income II Fund may be forced to sell such securities at prices below market value. The Credit Suisse Warburg Pincus Fixed Income II Fund may seek protection against calls at prices below market value. Such protection may be sought by (i) purchasing securities with high call prices relative to their market prices, (ii) purchasing securities with sinking fund features which are selling at a premium where the period before inception of the sinking fund payments is relatively long, (iii) selling a security whose market price has risen above its call price and purchasing another security of comparable quality whose market price is below its call price and (iv) substituting for a security with a refunding date a comparable security with a more distant refunding date. Depending on market conditions, debt securities may be purchased at a discount or premium from face value, producing a yield of more or less than the coupon rate. The market value of the Credit Suisse Warburg Pincus Fixed

Income II Fund's assets will reflect yields generally available on debt securities of similar quality. When such yields (i.e., interest rates) decline, the market value of the Credit Suisse Warburg Pincus Fixed Income II Fund's assets already invested can be expected to rise. Similarly, when such yields increase, the market value of the Fund's assets already invested can be expected to decline.

             III. Credit Suisse Warburg Pincus Municipal Trust Fund

            The investment objective of the Credit Suisse Warburg Pincus Municipal Trust Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in high grade tax-exempt municipal securities. This investment objective, unlike that of most other municipal bond funds, is not to provide current income which is exempt from federal and/or state income tax. Total return means the sum of net investment income (if any) and realized and unrealized gains less losses. The Credit Suisse Warburg Pincus Municipal Trust Fund intends to distribute annually its net capital gains. Any such distributions will be taxable to a shareholder as capital gain. See "Taxes, Dividends, and Distributions."

            The Credit Suisse Warburg Pincus Municipal Trust Fund attempts to provide high total return by actively managing the maturities of the bonds in the portfolio in response to the Adviser's anticipation of the movement of interest rates and its assessment of the relative yields. The Fund will shorten the portfolio's maturities when the Adviser believes that interest rates will rise and lengthen maturities when the Adviser believes that rates will fall. To a lesser extent, the Credit Suisse Warburg Pincus Municipal Trust Fund will also attempt to enhance total return by selecting municipal securities which the Adviser believes are undervalued. The success of these strategies depends upon the Adviser's ability to accurately forecast changes in interest rates and to properly assess the value of municipal securities. The investor should be aware that there can be no assurances that the Credit Suisse Warburg Pincus Municipal Trust Fund's investment strategies will be successful.

            Under normal circumstances, it is the Credit Suisse Warburg Pincus Municipal Trust Fund's policy to invest at least 80% of the value of its net assets at the time of investment in tax-exempt municipal securities. However, the Credit Suisse Warburg Pincus Municipal Trust Fund reserves the right to hold cash and short-term fixed-income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser without regard for the above limitation.

            The Credit Suisse Warburg Pincus Municipal Trust Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high grade, intermediate term municipal securities. Municipal securities fall into two principal classes: bonds and notes, both of which may have fixed, variable or floating rates of interest. The investment policies of the Municipal Trust Fund permit it to invest, without restriction, in tax-exempt municipal bonds and notes which are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. The Municipal Trust Fund may also invest not more than 25% (in the aggregate) of its total assets at the time of investment in (i) municipal securities rated Baa or MIG-2 by Moody's or BBB or SP-2 by S&P and (ii) commercial paper rated Prime-2 by Moody's or A-2 by S&P, to the extent that such investments would, in the opinion of the Adviser, be consistent with the Municipal Trust Fund's investment objective.

            Non-rated municipal securities will also be considered for investment by the Credit Suisse Warburg Pincus Municipal Trust Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Credit Suisse Warburg Pincus Municipal Trust Fund to a degree comparable to that of rated securities which are consistent with the Credit Suisse Warburg Pincus Municipal Trust Fund's objective and policies.

            Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event the Credit Suisse Warburg Pincus Municipal Trust Fund invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation systems, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

            Municipal bonds fall into two general classes: general obligation bonds and revenue or special obligation bonds. Payment of principal of and interest on general obligation bonds is secured by the issuer's pledge of its faith, credit and taxing power. Payment on revenue or special obligation bonds is met only from the revenues obtained from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, airports, housing projects, resource recovery programs, solid waste disposal facilities, student loan programs and water and sewage disposal facilities.

            Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

            Municipal notes in which the Credit Suisse Warburg Pincus Municipal Trust Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

            Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper.

            Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

            Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

            There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's and S&P represent their respective opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Fund's portfolio.

            Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. The achievement of the Fund's investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although from time to time there have been proposals which would require registration in the future.

            After purchase by the Credit Suisse Warburg Pincus Municipal Trust Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Credit Suisse Warburg Pincus Municipal Trust Fund. Neither event requires the sale of such security by the Credit Suisse Warburg Pincus Municipal Trust Fund, but the Adviser will consider such event in its determination of whether the Credit Suisse Warburg Pincus Municipal Trust Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the

Adviser will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus.

            Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

            From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's portfolio would be affected. Additionally, the Fund would reevaluate its investment objectives and policies.

                   IV. Additional General Investment Policies

            The following general investment policies supplement those set forth above for each Fund.

Short Sales ("Against the Box")

            Except for the Credit Suisse Warburg Pincus Municipal Trust Fund, a Fund may effect short sales "against the box." While a short sale is a sale of a security the Fund does not own, it is "against the box" if at all times during which a short position is open, the Fund owns an equal amount of the securities, or, by virtue of the ownership of securities, has the right, without further consideration, to obtain an equal amount of the securities sold short. No more than 10% of each Fund's net assets (taken at the then current market value) will be held as collateral for its short sales at any time. Neither the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund nor the Credit Suisse Warburg Pincus Value Fund have an intention of entering into short sales against the box in the foreseeable future.

Repurchase Agreements

            A Fund may enter into repurchase agreements with respect to marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). While the maturities of the underlying securities may exceed one year, the term of the repurchase agreement must always be less than one year. Repurchase agreements often are for short periods such as one day or one week, but may be longer. In the event that a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral.

Reverse Repurchase Agreements

            The Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus Municipal Trust Fund each may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade debt securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by a Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer (or receiver for such buyer) would receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Funds or the Securities and Exchange Commission to the extent liquid, unencumbered assets, marked to market daily, are segregated in an amount at least equal to the amount of the liability.

Securities Lending

            The Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Small Company Value Fund, Credit Suisse Warburg Pincus Fixed Income II Fund and Credit Suisse Warburg Pincus Municipal Trust Fund each may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by Citibank, N.A. (the "Custodian") consisting of cash, cash equivalents or U.S.

Government Securities maintained in an amount at least equal to the market value of the securities loaned. The Funds have the right to call such a loan and obtain the securities loaned at any time on five days' notice. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower is unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by a Fund may not exceed 25% of the value of its total assets at the time such loan is made.

Restricted Securities

            The Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund may invest in restricted securities and all of the Funds may invest in other assets having no ready market if such purchases at the time thereof would not cause more than 10% (or 15% in the case of the Credit Suisse Warburg Pincus Municipal Trust Fund) of the value of a Fund's net assets to be invested in assets which are not readily marketable. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 promulgated under such Act. Where registration is available or required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period of time may elapse between the time of the decision to sell and the time that the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Securities salable without restriction among qualified institutional investors pursuant to rules promulgated under the Securities Act of 1933 (e.g., Rule 144A) are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is less certain than that of publicly traded securities, and accordingly the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Credit Suisse Warburg Pincus Capital Funds in good faith deem appropriate to reflect their fair value.

            The staff of the SEC has taken the position that purchased over the counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. However, a Fund may treat the securities it uses as cover for written OTC options on U.S. Government Securities as liquid, provided the Fund satisfies the following condition: A Fund may sell OTC options on U.S. Government Securities only to qualified dealers who agree that the Fund may repurchase options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price exceeds the intrinsic value of the option.

When Issued, Delayed Delivery Securities and Forward Commitments

            The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

            Securities purchased under a forward commitment are subject to market fluctuations, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate with the Custodian cash or other liquid, unencumbered assets, in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.

Stand-By Commitments

            The Credit Suisse Warburg Pincus Municipal Trust Fund may invest in stand-by commitments which may involve certain additional expenses. The Custodian will maintain a segregated account containing liquid securities having value equal to, or greater than, such securities. The price of such securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs within ten days to one month after the purchase of the issue. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. Such securities are examples of what the SEC considers "illiquid securities" because the settlement date occurs more than seven days after the purchase.

State Undertakings

            The Funds also have entered into agreements with certain States which (a) limit investment in warrants to not more than 5% of the value of each Fund's net assets (only 2% of the value of each Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchange), (b) generally prohibit any investment in oil, gas and other mineral leases, and (c) prohibit purchases or sales of real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).

            The Credit Suisse Warburg Pincus Small Company Value Fund has entered into additional agreements with certain States which (a) limit to not more than 5% of its total assets investments in not readily marketable securities, (b) prohibit investment in commodities and commodity futures contracts, and (c) limit investment in options, financial futures and stock index futures to 5% of the value of its net assets. The Credit Suisse Warburg Pincus Municipal Trust Fund has entered into additional agreements with certain States which (a) prohibit the purchase of securities of companies which have been in operation for less than three years, (b) limit to no more than 10% of its total assets its investments in equity securities and to no more than 5% of its total assets its investment in equity securities which are not readily marketable, and (c) limit to no more than 5% of its total assets its aggregate investment in puts, calls, straddles, spreads, and any combinations thereof.

            The Funds intend to withdraw such undertakings at the earliest practicable date. Such withdrawals are not expected to have a material effect on the portfolio of the affected Fund.

(c) Investment Restrictions

            The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

            The following fundamental investment restrictions are in addition to those set forth elsewhere in this SAI.

            A Fund may not:

      1. Purchase the securities of any one issuer other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

      2. Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund, the Credit Suisse Warburg Pincus Small Company Value Fund or the Credit Suisse Warburg Pincus Value Fund in respect of investments in U.S. Government Securities or, for the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Small Company Value Fund, in municipal bonds (including industrial development bonds). A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;

      3. Purchase securities on margin, but a Fund may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

      4. Make loans of its assets to any person, except for (i) the purchase of publicly distributed debt securities, (ii) the purchase of non-publicly distributed securities subject to paragraph 7, (iii) the lending of portfolio securities, and (iv) the entering of repurchase agreements;

      5. Borrow money except for (i) the short-term credits from banks referred to in paragraph 3 above and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including all amounts borrowed) less liabilities (not including all amounts borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made. This restriction and asset limitation on borrowing shall not prohibit the Funds from entering into reverse repurchase agreements;

      6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 and except, with respect to the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund, in connection with hedging transactions, short sales (against the box), when issued and forward commitment transactions and similar investment strategies;

      7. Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or the Advisor might be deemed to be an underwriter for purposes of the Securities Act of 1933 and except, with respect to the Credit Suisse Warburg Pincus Small Company Value Fund, to the extent that in connection with the disposition of portfolio securities such Fund may be deemed to be an underwriter;

      8. Invest more than 10%, or 15% in the case of the Credit Suisse Warburg Pincus Municipal Trust Fund, of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days; provided that the Credit Suisse Warburg Pincus Small Company Value Fund will not invest in restricted securities. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("Rule 144A Securities") are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Credit Suisse Warburg Pincus Capital Funds in good faith deem appropriate to reflect their value;

      9. With respect to the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg

            Pincus Value Fund, invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause more than 10% of the value of the total assets of the Fund to be invested in the securities of such issuer or issuers;

      10. With respect to the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Value Fund, purchase or retain the securities of any issuer if, to the knowledge of Credit Suisse Warburg Pincus Capital Fund's management, those officers and Trustees of the Credit Suisse Warburg Pincus Capital Fund and its Adviser who each own beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer;

      11. With respect to the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Value Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 8;

12. With respect to the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Value Fund, participate on a joint or joint and several basis in any securities trading account;

13. Issue any senior security within the meaning of the Investment Company Act of 1940 (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except, with respect to the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund, that the hedging transactions in which such Funds may engage and similar investment strategies are not treated as senior securities);

14. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein and, with respect to the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund, other than mortgage-backed securities and similar instruments), or commodities or commodity contracts except, with respect to the Credit Suisse Warburg Pincus Small Company Value Fund, for hedging purposes;

      15. With respect to the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund and the Credit Suisse Warburg Pincus Value Fund, invest in the securities of other investment companies or investment trusts except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not in the open market, is part of a plan of merger, acquisition or transfer of assets, or consolidation and except, with respect to the Credit Suisse Warburg Pincus Value Fund, for purchases of securities of money market funds;

      16. Invest in companies for the purpose of exercising control or management; or

      17. With respect to the Credit Suisse Warburg Pincus Municipal Trust Fund, make short sales of securities.

            The Funds do not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets.

            The following fundamental investment restrictions are applicable only to the Credit Suisse Warburg Pincus Fixed Income II Fund and may not be changed with respect to the Credit Suisse Warburg Pincus Fixed Income II Fund without the approval of the shareholders of the Credit Suisse Warburg Pincus Fixed Income II Fund (as described above).

            The Credit Suisse Warburg Pincus Fixed Income II Fund may not:

      1. Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof;

            or

      2. Invest in oil, gas or other mineral exploration or development programs.

(d) Temporary Defensive Position

            The Credit Suisse Warburg Pincus Blue Chip Fund reserves the right, when the Adviser determines it appropriate, to invest in investment-grade short-term fixed-income securities and other investment-grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

            The Credit Suisse Warburg Pincus Fixed Income II Fund may enter into repurchase agreements, terminable within 7 days or less, with respect to issues of the U.S. Treasury, with member banks of the Federal Reserve System or primary dealers in U.S. Government Securities, without limit for temporary defensive purposes.

            The Credit Suisse Warburg Pincus Municipal Trust Fund reserves the right to hold cash and short-term fixed-income securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes, without limit, as determined by the Adviser.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

(a) Trustees

            The Credit Suisse Warburg Pincus Capital Funds has Trustees who, in addition to overseeing the actions of the Funds' Adviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the officers of the Credit Suisse Warburg Pincus Capital Funds who conduct and supervise the daily business operations of the Funds.

            The Trustees and principal officers of the Credit Suisse Warburg Pincus Capital Funds, their ages and their primary occupations during the past five years are set forth below.

                             Position(s) Held
                            with Credit Suisse
                              Warburg Pincus      Principal Occupation(s)
Name, Address and Age (1)     Capital Funds         During Past 5 Years
-------------------------   ------------------    -----------------------
*G. MOFFETT COCHRAN (49)    Chairman of the      President, Managing
                            Board of Trustees    Director and Member of the
                            and President        Management Committee of
                                                 CSAM; former Chairman of
                                                 DLJAM, with which he had been
                                                 associated since prior to 1993;
                                                 formerly Senior Vice President
                                                 with Bessemer Trust Companies.
                                                 Trustee of Credit Suisse
                                                 Warburg Pincus Opportunity
                                                 Funds, Credit Suisse Warburg
                                                 Pincus Select Funds and DLJ
                                                 High Yield Bond Fund.

RICHARD J. HANLON (34)      Vice President       Director of CSAM, which he
                                                 joined as a result of
                                                 Credit Suisse's acquisition
                                                 of DLJ; previously Senior
                                                 Vice President of DLJAM,
                                                 with which he had been
                                                 associated since 1994.
                                                 Prior to his becoming
                                                 associated with Credit
                                                 Suisse Warburg Pincus Funds
                                                 and the Adviser, Mr. Hanlon
                                                 was a portfolio manager at
                                                 Manufacturers
                                                 Hanover/Chemical Bank.

                             Position(s) Held
                            with Credit Suisse
                              Warburg Pincus      Principal Occupation(s)
Name, Address and Age (1)     Capital Funds         During Past 5 Years
-------------------------   ------------------    -----------------------
STIG HOST (74)              Trustee              Oil company executive;
                                                 Member of the
                                                 Boards-International Energy
                                                 Corp., International Marine
                                                 Sales, Inc., Kriti
                                                 Exploration Inc., Alliance
                                                 International Fund,
                                                 Alliance New Europe Fund,
                                                 Alliance All Asia
                                                 Investment Fund, Alexander
                                                 Host Foundation, American
                                                 Scandinavian Foundation,
                                                 Trustee of Credit Suisse
                                                 Warburg Pincus Opportunity
                                                 Funds, Credit Suisse
                                                 Warburg Pincus Select Funds
                                                 and DLJ High Yield Bond
                                                 Fund.  His address is 103
                                                 Oneida Drive, Greenwich, CT
                                                 06830.

MARTIN JAFFE (54)*          Trustee, Vice        Chief Financial Officer,
                            President,           Managing Director and
                            Treasurer and        Member of the Management
                            Secretary            Committee of CSAM; former
                                                 Chief Operating Officer of
                                                 DLJAM, with which he had been
                                                 associated since prior to 1993.
                                                 Trustee of Credit Suisse
                                                 Warburg Pincus Opportunity
                                                 Funds, Credit Suisse Warburg
                                                 Pincus Select Funds and DLJ
                                                 High Yield Bond Fund.

CATHY A. JAMESON (46)       Vice President       Managing Director of CSAM,
                                                 which she joined as a
                                                 result of Credit Suisse's
                                                 acquisition of DLJ;
                                                 previously Managing
                                                 Director of DLJAM, with
                                                 which she had been
                                                 associated since prior to
                                                 1993.

BRIAN A. KAMMERER (43)      Vice President       Director of CSAM, which he
                                                 joined as a result of
                                                 Credit Suisse's acquisition
                                                 of DLJ; previously Senior
                                                 Vice President of DLJAM
                                                 with which he had been
                                                 associated since prior to
                                                 1993.

PETER F. KROGH (63)         Trustee              Dean Emeritus and
                                                 Distinguished Professor of
                                                 International Affairs at
                                                 the Edmund A. Walsh School
                                                 of Foreign Service,
                                                 Georgetown University;
                                                 Moderator of PBS foreign
                                                 affairs television series;
                                                 Member of Board of The
                                                 Carlisle Companies Inc.
                                                 Member of Selection
                                                 Committee for Truman
                                                 Scholars and Henry Luce
                                                 Scholars. Senior Associate
                                                 of Center for Strategic and
                                                 International Studies;
                                                 Trustee of numerous world
                                                 affairs organizations.
                                                 Trustee/Director of Credit
                                                 Suisse Warburg Pincus
                                                 Opportunity Funds, Credit
                                                 Suisse Warburg Pincus Select
                                                 Funds, DLJ High Yield Bond
                                                 Fund and other CSAM-advised
                                                 investment companies. His
                                                 address is 3417 N. Street NW,
                                                 Washington, DC 20007.

                             Position(s) Held
                            with Credit Suisse
                              Warburg Pincus      Principal Occupation(s)
Name, Address and Age (1)     Capital Funds         During Past 5 Years
-------------------------   ------------------    -----------------------
MARYBETH B. LEITHEAD (37)   Vice President       Director of CSAM, which she
                                                 joined as a result of
                                                 Credit Suisse's acquisition
                                                 of DLJ; previously Senior
                                                 Vice President of DLJAM,
                                                 with which she had been
                                                 associated since 1993.

HUGH M. NEUBURGER (56)      Vice President       Managing Director of CSAM,
                                                 which he joined as a result
                                                 of Credit Suisse's
                                                 acquisition of DLJ;
                                                 previously Managing
                                                 Director of DLJAM, with
                                                 which he had been
                                                 associated since March
                                                 1995.  Prior to his
                                                 association with Credit
                                                 Suisse Warburg Pincus
                                                 Capital Funds and the
                                                 Adviser, Mr. Neuburger was
                                                 the President of Hugh M.
                                                 Neuburger, Inc., a
                                                 consulting firm.

JOHN J. SHEEHAN (69)        Trustee              Owns own consulting firm;
                                                 Former President and CEO of
                                                 National Computer Analysts,
                                                 Inc., Principal Negotiator
                                                 for NCA, Director of
                                                 National Accounts for Large
                                                 Financial Institutions
                                                 Group.  Trustee of Credit
                                                 Suisse Warburg Pincus
                                                 Opportunity Funds, Credit
                                                 Suisse Warburg Pincus
                                                 Select Funds and DLJ High
                                                 Yield Bond Fund.  His
                                                 address is 4 Bennington
                                                 Place, Newton, PA18940.

ROGER W. VOGEL (43)         Vice President       Managing Director of CSAM,
                                                 which he joined as a result
                                                 of Credit Suisse's
                                                 acquisition of DLJ;
                                                 previously Managing
                                                 Director of DLJAM, a
                                                 position he held since July
                                                 1993.

ROBERT E. FISCHER (69)      Trustee              Trustee of the Credit
                                                 Suisse Warburg Pincus
                                                 Opportunity Funds, Credit
                                                 Suisse Warburg Pincus
                                                 Select Funds and DLJ High
                                                 Yield Bond Fund.  Has been
                                                 Partner at the law firm of
                                                 Wolf, Block, Schorr and
                                                 Solis-Cohen LLP (or its
                                                 predecessor firm), since
                                                 prior to 1993.

WILMOT H. KIDD, III (59)    Trustee              Trustee of the Credit
                                                 Suisse Warburg Pincus
                                                 Opportunity Funds, Credit
                                                 Suisse Warburg Pincus
                                                 Select Funds, has been
                                                 President of Central
                                                 Securities Corporation,
                                                 since prior to 1993.

----------
(1) Unless otherwise specified, the address of each of such persons is 466 Lexington Avenue, New York, New York 10017.

* Those Trustees whose names are preceded by an asterisk are "interested persons" of Credit Suisse Warburg Pincus Capital Funds as defined by the Investment Company Act of 1940.

             Messrs. Host, Fischer, Kidd, Krogh and Sheehan are members of the Audit Committee, whose function is to oversee and monitor the integrity of the Funds' financial reporting processes. Messrs. Cochran and Jaffe are members of the Executive Committee a function of which is to declare dividends on behalf of the Trustees. Messrs. Host and Sheehan are members of the Valuation Committee whose function is to value the securities of each Fund in emergency situations.

            To rationalize the management of the Funds and the Warburg Pincus family of funds managed by CSAM ("Warburg Pincus Funds"), CSAM has proposed, and the Board of Trustees has approved for submission to shareholders at a meeting scheduled for March 23, 2001 the replacement of all the current Trustees of the Funds, other than Peter F. Krogh, with trustees of the Warburg Pincus Funds. Additionally, the Board of Trustees has appointed James P. McCaughan as Chairman of the Trust, effective March 23, 2001.

            The following table sets forth the aggregate compensation paid by the Credit Suisse Warburg Pincus Capital Funds to the Trustees who are not affiliated with the Adviser for the fiscal year ended October 31, 2000 and the aggregate compensation paid to such Trustees for service on the Funds' Boards and that of all other investment companies that are part of the same fund complex. Below are listed the Trustees who have served the Credit Suisse Warburg Pincus Capital Funds during its most recent fiscal year.

                               Compensation Table

                                                         Pension or                                      Total Compensation
                                                     Retirement Benefits                                 from Credit Suisse
                                Aggregate            Accrued As Part of                                    Warburg Pincus
                            Compensation From           Credit Suisse                                     Capital Funds and
                              Credit Suisse            Warburg Pincus           Estimated Annual        Fund Complex Paid to
                             Warburg Pincus             Capital Funds            Benefits Upon           Trustees in Current
  Name and Position         Capital Funds (1)             Expenses                 Retirement               Fiscal Year(2)
---------------------    ----------------------     ---------------------      ------------------      -----------------------
Robert L. Bast*                $ 4,000                      None                     None                      $ 4,000
(Trustee)

Stig Host                       11,250                      None                     None                       22,000
(Trustee)

Peter F. Krogh                  11,250                      None                     None                       22,000
(Trustee)

Dennis G. Little*                4,000                      None                     None                        4,000
(Trustee)

William H. Mathers*              4,500                      None                     None                        4,500
(Trustee)

John J. Sheehan                 10,250                      None                     None                       19,500
(Trustee)

William C. Simpson**             2,000                      None                     None                        2,000
(Trustee)

Robert E. Fischer                6,250                      None                     None                       30,500
(Trustee)

Wilmot H. Kidd III               6,250                      None                     None                       30,500
(Trustee)

*     Retired, April 27, 2000.
**    Deceased, April, 2000.

(1) The Capital Funds anticipate paying each independent Trustee approximately $11,000 in each calendar year.

(2) As of October 31, 2000, the Fund Complex consisted of three open-end investment companies (DLJ Focus Funds, DLJ Opportunity Funds and DLJ Select Funds, which were subsequently renamed the Credit Suisse Warburg Pincus Capital Funds, the Credit Suisse Warburg Pincus Opportunity Funds and the Credit Suisse Warburg Pincus Select Funds, respectively) with a total of 12 series and one closed-end investment company (DLJ High Yield Bond Fund).

            The Trustees of Credit Suisse Warburg Pincus Capital Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from Credit Suisse Warburg Pincus Capital Funds. Effective May 16, 2000, each of the Trustees who is not affiliated with the Adviser will be paid a $2,500 fee for each board meeting attended, a $250 fee for each Audit Committee meeting attended, a $500 fee for each special meeting attended and an annual retainer of $500. For the year ended October 31, 2000, such remuneration totaled $59,750.

(b)   Control Persons

      None.

(c)   Principal Holders

            To the best of the Fund's knowledge as of January 31, 2001, no shareholder owned 5% or more of the outstanding Class A, Class B, Class C, Class D or Common Class shares of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Municipal Trust Fund or the Credit Suisse Warburg Pincus Fixed Income II Fund.

            The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of January 31, 2001, 263,579 shares (2.3%) of the Credit Suisse Warburg Pincus Blue Chip Fund, 233,704 shares (2.1%) of the Credit Suisse Warburg Pincus Value Fund, 1,626,676 shares (15.3%) of the Credit Suisse Warburg Pincus Small Company Value Fund, 476,924 shares (3.5%) of the Credit Suisse Warburg Pincus Fixed Income II Fund, and 572,009 shares (25.9%) of the Credit Suisse Warburg Pincus Municipal Trust Fund.

            Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of January 31, 2001:

               Name and Address         % of Class      Nature of Ownership
             Bankers Trust Company        11.67%            Beneficial
               Estate of Robert
                   Winthrop
                 P.O. Box 9005
             Church Street Station
              New York, NY 10008

-----------------

(d)   Management Ownership

             As of January 31, 2001, the Trustees and officers of Credit Suisse Warburg Pincus Capital Funds as a group owned beneficially less than 1.0% of any class of any Fund.

--------------------------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

(a) Investment Adviser

            CSAM, with principal offices at 466 Lexington Avenue, New York, New York 10017 has been retained under an interim investment advisory agreement ("Interim Investment Advisory Agreement") as Credit Suisse Warburg Pincus Capital Funds' investment adviser (see "Fund Management" in the Prospectus) effective November 3, 2000.

            Credit Suisse Group ("Credit Suisse") acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), including its subsidiary, DLJAM, the previous investment adviser of the Credit Suisse Warburg Pincus Capital Funds, and has combined the investment advisory business of DLJAM with its existing U.S. asset management business, CSAM (the "Acquisition"). CSAM is part of Credit Suisse Asset Management, which is the institutional asset management and mutual fund arm of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

            Prior to the Acquisition, DLJAM was a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities"), the former distributor of the Funds' shares, a wholly-owned subsidiary of DLJ, which was, in turn an independently operated, indirect subsidiary of AXA Financial, Inc., a holding company controlled by AXA, a French insurance holding company. Following the Acquisition, DLJAM was merged with Credit Suisse Investment Corporation ("CSIC"), the parent company of CSAM. CSIC subsequently changed its name to CSAM Americas Holding Corp. and CSIC contributed all of its assets and liabilities, including its investment advisory agreements, to CSAM.

            CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies managed approximately $93 billion in the U.S. and $298 billion globally as of December 31, 2000.

            CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

            The Interim Investment Advisory Agreement became effective on November 3, 2000. The Interim Investment Advisory Agreement replaced an earlier, substantially identical agreement (the "Previous Investment Advisory Agreement") with DLJAM that terminated pursuant to the terms of the existing agreement. The provisions of the Interim Investment Advisory Agreement and the Previous Investment Advisory Agreement are the same, except for the identity of the parties, the commencement and termination dates and the payment of fees. On October 26, 2000, the Trustees approved the Interim Investment Advisory Agreement with DLJAM, which was assigned to CSAM as part of the Acquisition. The Interim Investment Advisory Agreement terminates, pursuant to its terms, upon the earlier of 150 days from November 3, 2000, which is April 2, 2001, or the date of approval by the shareholders, voting separately by series, of a new investment advisory agreement. CSAM has proposed, and the Board of Trustees of the Credit Suisse Warburg Pincus Capital Funds have approved for submission to shareholders at meetings scheduled for March 23, 2001, a new investment advisory agreement with CSAM on the same economic terms as the Interim Investment Advisory Agreement.

            The Interim Investment Advisory Agreement provides for termination at any time without penalty on ten days' prior written notice, by a vote of the holders of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Board of Trustees or by the Adviser on sixty days' prior written notice, and will automatically terminate in the event of its assignment.

            For the fiscal years ending October 31, 2000, 1999 and 1998 the Credit Suisse Warburg Pincus Blue Chip Fund paid the Adviser fees of $1,338,293, $984,475 and $791,152 respectively; the Credit Suisse Warburg Pincus Small Company Value Fund paid the Adviser fees of $1,622,703, $1,826,662 and $2,257,326 respectively; the Credit Suisse Warburg Pincus Fixed Income II Fund paid the Adviser fees of $837,673, $641,978 and $347,059 respectively; the Credit Suisse Warburg Pincus Value Fund paid the Adviser fees of $1,442,618, $1,377,123 and $1,138,550 respectively; and the Credit Suisse Warburg Pincus Municipal Trust Fund paid the Adviser fees of $163,791, $247,109 and $252,180 respectively. During the fiscal years ended October 31, 2000, 1999 and 1998, the Adviser reimbursed the Credit Suisse Warburg Pincus Fixed Income II Fund $188,370, $157,981 and $164,206 respectively, and the Credit Suisse Warburg Pincus Municipal Trust Fund $138,175, $163,442 and $165,742 respectively, for operating expenses.

            As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Investment Advisory Agreement provides that fees earned by CSAM with respect to each series of the Credit Suisse Warburg Pincus Capital Funds will be deposited into an interest-bearing escrow account with Citibank, N.A., and will only be paid to CSAM if a majority of the shareholders of such series approves a new investment advisory agreement for that series. If shareholders of a series do not approve a new investment advisory agreement, CSAM will receive as compensation or reimbursement in respect of such series the lesser of: (i) the fee under such Interim Investment Advisory Agreement; or (ii) the costs of providing services during the term of such Interim Investment Advisory Agreement (plus, in each case, interest earned on that amount while in escrow).

            Pursuant to the terms of the Interim Investment Advisory Agreement, the Adviser may retain, at its own expense, a sub-adviser to assist in the performance of its services to Credit Suisse Warburg Pincus Capital Funds, although such an arrangement is not currently contemplated.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Credit Suisse Warburg Pincus Capital Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Credit Suisse Warburg Pincus Capital Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of the securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Credit Suisse Warburg Pincus Capital Funds. When two or more of the clients of the Adviser (including the Credit Suisse Warburg Pincus Capital Funds) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

            The Fund intends to enter into arrangements with certain broker-dealers (including affiliates of the Distributor) whose customers are Credit Suisse Warburg Pincus Capital Funds shareholders pursuant to which the broker-dealers may perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to certain inquiries regarding a Fund's performance and the status of shareholder accounts. A Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, may reimburse the broker-dealers at cost for personnel expenses involved in providing the services.

             Effective February 1, 2001, the Funds retained Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC, Inc. ("PFPC") as co-administrators to each of the Funds for a total rate not to exceed .18% of each Funds' average daily net assets. DLJAM, and then CSAM, provided administrative services to the Funds without charge. However, CSAM has agreed to assume DLJAM's undertaking to limit total annual operating expenses until October 31, 2001, and to limit average annual expenses from the date of the acquisition of DLJ, November 3, 2000, until November 3, 2002 to the annualized levels previously paid by each of the Funds measured over the 60-day period ended on the date of the acquisition of DLJ. Consequently, it is not anticipated that there will be any increase in the average annualized expense ratio of each Fund until November 3, 2002 as a result of the retention of new co-administrators. Further, accounting services previously provided by PFPC pursuant to a separate agreement will be provided by PFPC under its new co-administration agreement.

            Effective February 6, 2001, State Street Bank and Trust Company ("State Street") became the transfer agent for the Funds' Common Class (former Class R) shares. The Board has approved the retention of State Street as transfer agent for the Funds' other classes of shares.

(b) Principal Underwriter, Distributor and Rule 12b-1 Plans

            CSAMSI, located at 466 Lexington Avenue, New York, New York 10017 (the "Distributor") became the distributor of the Credit Suisse Warburg Pincus Capital Funds on December 18, 2000. The principal underwriter of the Credit Suisse Warburg Pincus Capital Funds is also CSAMSI.

            Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act of 1940, Credit Suisse Warburg Pincus

Capital Funds has adopted a Distribution Agreement (the "Distribution Agreement") and 12b-1 Plans for Class A shares, Class B shares, Class C shares and Common Class shares of each Fund, and for Advisor Class shares of the Credit Suisse Warburg Pincus Value Fund, to permit Credit Suisse Warburg Pincus Capital Funds to compensate the Distributor for activities associated with the distribution of shares.

            Pursuant to the Distribution Agreement and the 12b-1 Plans, the officers, Adviser or Distributor of Credit Suisse Warburg Pincus Capital Funds report the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of Credit Suisse Warburg Pincus Capital Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the Investment Company Act of 1940) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of Credit Suisse Warburg Pincus Capital Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreement related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval.

            The Distribution Agreement and 12b-1 Plans for the Class A shares and Class B shares were initially approved by the Trustees, including a majority of the disinterested Trustees, on October 19, 1995. The Class A 12b-1 Plans were approved by shareholders at a special meeting on February 7, 1996. The Class B 12b-1 Plans were approved by the sole Class B shareholder of each Fund on February 27, 1996. The 12b-1

Plans were last approved by the Board of Trustees on August 3, 2000. Prior to February 28, 1996, the Funds operated under 12b-1 Plans pursuant to which each Fund reimbursed the Distributor up to .50 of 1% of the average daily net assets of such Fund. The Distribution Agreement and 12b-1 Plans for the Class C shares were initially approved by the Trustees, including a majority of the disinterested Trustees, on January 27, 2000. The Class C 12b-1 Plans were approved by the sole Class C shareholder of each Fund on February 25, 2000. The Common Class 12b-1 Plans were initially approved by the Trustees, including a majority of the disinterested Trustees, on May 16, 2000. The Common Class 12b-1 Plans were approved by the sole Common Class shareholder of each Fund on July 31, 2000. The Advisor Class 12b-1 Plans were initially approved by the Trustees, including a majority of the disinterested Trustees, on December 18, 2000.

            As approved, the Class A Plans currently provide that a service fee of .25 of 1% per year of the average daily net assets of the Class A shares of the Fund may be paid as compensation to the Distributor for its services. The Class B Plans currently provide that: (i) an asset based sales charge of .75 of 1% per year and (ii) a service fee of .25 of 1% per year, in each case, of the average daily net assets of the Class B shares of the Fund may be paid as compensation to the Distributor for its services. The Class C Plans currently provide that: (i) an asset based sales charge of .75 of 1% per year and (ii) a service fee of .25 of 1% per year, in each case, of the average daily net assets of the Class C shares of the Fund may be paid as compensation to the Distributor for its services. The Common Class Plans provide that a service fee of .25 of 1% per year of the average daily net assets of the Common Class shares of the Fund may be paid as compensation to the Distributor for its services. Advisor Class shares will be offered without a front end sales load or a contingent deferred sales charge but will be charged a shareholder service fee payable at an annual rate of up to .25%, and a distribution and/or services fee payable at an annual rate of up to .50% of the average daily net assets of such class. The aggregate distribution and/or shareholder services fee payable by the Advisor Class may not exceed .75% of the average daily net assets relating to that class. The Board of Trustees is currently limiting the amount payable to .50 of 1% of the average daily net assets relating to that class. Payments may be made to an institution directly out of assets of the Fund attributable to the class or by the Distributor on the Fund's behalf. The Distributor, the Adviser or their affiliates may make additional payments to institutions for providing distribution, administrative, accounting and/or other services with respect to Advisor Class shares. Under certain circumstances, the Fund, on behalf of the Series, may reimburse a portion of these payments.

            All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of Credit Suisse Warburg Pincus Capital Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plans may not be amended in order to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without the approval of a majority of the outstanding shares of each class of shares of each Fund, voting separately. The 12b-1 Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of each class of shares of each Fund, voting separately, or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of each class of shares of each Fund, voting separately, and will terminate automatically in the event of assignment.

            The 12b-1 Plans require that the Board of Trustees shall review at least quarterly a written report of the payments made pursuant to each Plan and the purpose for which such payments were made. For the year ended October 31, 2000, distribution fees paid or payable with respect to Class A shares, Class B shares, Class C shares and Common Class shares for each fund were as follows:

                                 Class A     Class B      Class C   Common Class
Fund                              Shares      Shares      Shares      Shares
--------------------------------------------------------------------------------

Credit Suisse Warburg Pincus     $444,797    $428,149     $12,245      $225
Blue Chip Fund

Credit Suisse Warburg Pincus     $109,539     $35,617          $2        $7
Fixed Income II Fund

Credit Suisse Warburg Pincus     $524,059    $176,261        $363       $19
Small Company Value Fund

Credit Suisse Warburg Pincus     $475,998    $408,174      $1,130       $36
Value Fund

Credit Suisse Warburg Pincus      $72,659      $9,984          $2       $11
Municipal Trust Fund

            During the year ended October 31, 2000, the Distributor received from each Fund the following amounts as initial sales charges, which are paid in respect of Class A shares, and contingent deferred sales charges ("CDSC"), which are paid in respect of Class B shares and Class C shares:

Fund                                   Initial Sales         CDSC
                                         Charges
--------------------------------------------------------------------------------
Credit Suisse Warburg Pincus Blue        $48,092            $85,629
Chip Fund

Credit Suisse Warburg Pincus Fixed          $971            $24,343
Income II Fund

Credit Suisse Warburg Pincus Small       $10,639            $58,650
Company Value Fund

Credit Suisse Warburg Pincus Value       $31,290            $85,470
Fund

Credit Suisse Warburg Pincus                 $65             $1,296
Municipal Trust Fund

            During the year ended October 31, 2000, the Distributor expended $1,977,691 in respect of the Credit Suisse Warburg Pincus Blue Chip Fund in distributing such Fund's shares. Of such amount, it is estimated that $178,767 was spent on advertising; $9,266 was spent on printing and mailing of prospectuses to other than current shareholders; $0 was spent on compensation to underwriters; $1,204,090 was spent on compensation to broker-dealers; $549,873 was spent on compensation to sales personnel; and $35,695 was spent on other distributing and consulting costs.

            During the year ended October 31, 2000, the Distributor expended $344,299 in respect of the Credit Suisse Warburg Pincus Fixed Income II Fund in distributing such Fund's shares. Of such amount, it is estimated that $41,639 was spent on advertising; $507 was spent on printing and mailing of prospectuses to other than current shareholders; $0 was spent on compensation to underwriters; $166,998 was spent on compensation to broker-dealers; $127,184 was spent on compensation to sales personnel; and $7,971 was spent on other distributing and consulting costs.

            During the year ended October 31, 2000, the Distributor expended $1,391,526 in respect of the Credit Suisse Warburg Pincus Small Company Value Fund in distributing such Fund's shares. Of such amount, it is estimated that $198,344 was spent on advertising; $3,024 was spent on printing and mailing of prospectuses to other than current shareholders; $0 was spent on compensation to underwriters; $570,381 was spent on compensation to broker-dealers; $596,256 was spent on compensation to sales personnel; and $23,521 was spent on other distributing and consulting costs.

            During the year ended October 31, 2000, the Distributor expended $1,718,969 in respect of the Credit Suisse Warburg Pincus Value Fund in distributing such Fund's shares. Of such amount, it is estimated that $134,379 was spent on advertising; $6,992 was spent on printing and mailing of prospectuses to other than current shareholders; $0 was spent on compensation to underwriters; $851,641 was spent on compensation to broker-dealers; $686,229 was spent on compensation to sales personnel; and $39,728 was spent on other distributing and consulting costs.

            During the year ended October 31, 2000, the Distributor expended $180,389 in respect of the Credit Suisse Warburg Pincus Municipal Trust Fund in distributing such Fund's shares. Of such amount, it is estimated that $17,835 was spent on advertising; $299 was spent on printing and mailing of prospectuses to other than current shareholders; $0 was spent on compensation to underwriters; $68,248 was spent on compensation to broker-dealers; $88,757 was spent on compensation to sales personnel; and $5,250 was spent on other distributing and consulting costs.

            The Distribution Agreement also provides that the Distributor will serve as distributor for the Class D shares without compensation from the Funds.

            The Distributor anticipates commencing distribution of Advisor Class shares as of February 28, 2001.

(c) Other Service Providers

            Citibank, N.A. serves as Custodian for the Funds' portfolio securities and cash and in that capacity maintains certain records pursuant to an agreement with the Credit Suisse Warburg Pincus Capital Funds.

             PFPC, Inc., 211 S. Gulph Road, King of Prussia, PA 19406-3101, serves as Transfer Agent to the Class A, B, C and D shares of the Credit Suisse Warburg Pincus Capital Funds and provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, MA 02184, serves as Transfer Agent to the Common Class and Advisor Class shares of the Credit Suisse Warburg Pincus Capital Funds.

            Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as the independent auditor of the Credit Suisse Warburg Pincus Capital Funds.

--------------------------------------------------------------------------------
                    BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

      CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price and execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

      In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

      Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

      All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse First Boston ("CSFB"), CSAMSI and affiliates of Credit Suisse. A Fund may utilize CSFB, CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

      In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

      If permitted for a Fund, transactions for such Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, such Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

      A Fund may participate, if and when practicable, in bidding for the purchase of securities for a Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

            During the fiscal year ended October 31, 2000, commissions of $126,881, $460,009 and $299,222 related to transactions of $108,890,562,
$257,745,654 and $125,702,605 were paid to brokers that provided research or other services to the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund and the Credit Suisse Warburg Pincus Small Company Value Fund, respectively.

            The tables below show certain information regarding the payment of commissions by the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund for the three years ending October 31, 2000.

                                                                         Fiscal Years ended October 31,
                                                                        ---------------------------------
                                                                          2000        1999         1998
                                                                        --------    --------     --------
Total brokerage commissions incurred by the Credit Suisse
Warburg Pincus Blue Chip Fund .......................................   $126,881    $150,653     $63,125

Total dollar amount paid to Autranet, Inc. ..........................     $7,099     $24,637          $0

Percentage of total brokerage commissions paid to Autranet, Inc. ....        5.6%       16.4%          0%

Percentage of aggregate dollar amount of transactions involving
the payment of commissions to Autranet, Inc. ........................        1.3%

Total dollar amount paid to Donaldson, Lufkin & Jenrette
Securities Corporation ..............................................         $0     $19,912     $11,200

Percentage of total brokerage commissions paid to Donaldson,
Lufkin & Jenrette Securities Corporation ............................          0%       13.2%       17.7%

Percentage of aggregate dollar amount of transactions involving the payment of commissions to Donaldson, Lufkin & Jenrette
Securities Corporation ..............................................          0%       10.6%       11.9%

                                                                         Fiscal Years ended October 31,
                                                                        ---------------------------------
                                                                          2000        1999         1998
                                                                        --------    --------     --------
Total brokerage commissions incurred by the Credit Suisse
Warburg Pincus Small Company Value Fund .............................   $299,222    $338,342    $468,261

Total dollar amount paid to Autranet, Inc. ..........................     $4,108     $24,070     $59,082

Percentage of total brokerage commissions paid to Autranet, Inc. ....        1.4%        7.1%       12.6%

Percentage of aggregate dollar amount of transactions involving
the payment of commissions to Autranet, Inc. ........................        0.3%

                                                                         Fiscal Years ended October 31,
                                                                        ---------------------------------
                                                                          2000        1999         1998
                                                                        --------    --------     --------
Total brokerage commissions incurred by the Credit Suisse
Warburg Pincus Value Fund ...........................................   $460,009    $120,954     $141,358

Total dollar amount paid to Autranet, Inc. ..........................    $46,757     $25,758      $29,410

Percentage of total brokerage commissions paid to Autranet, Inc. ....       10.2%       21.3%        20.8%

Percentage of aggregate dollar amount of transactions involving
the payment of commissions to Autranet, Inc. ........................        6.0%

Total dollar amount paid to Donaldson, Lufkin & Jenrette
Securities Corporation ..............................................       $600      $1,050            0

Percentage of total broker commissions paid to Donaldson,
Lufkin & Jenrette Securities Corporation ............................        0.1%        0.6%           0

Percentage of aggregate dollar amount of transactions involving the payment of commissions to Donaldson, Lufkin & Jenrette
Securities Corporation ..............................................        0.1%        0.9%           0

--------------------------------------------------------------------------------
                                  CAPITAL STOCK
                                AND ORGANIZATION
--------------------------------------------------------------------------------

            Each Fund of the Credit Suisse Warburg Pincus Capital Funds is authorized to issue an unlimited number of shares of beneficial interest per share divided into four classes, designated Class A, Class B, Class C and Common Class. In addition, Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund and Credit Suisse Warburg Pincus Fixed Income II Fund are also authorized to issue an unlimited number of shares of beneficial interest per share, designated Class D and the Credit Suisse Warburg Pincus Value Fund is also authorized to issue an unlimited number of shares of beneficial interest per share, designated Advisor Class. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class D shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, (v) Class D shares are solely available for purchase by employees of Credit Suisse First Boston ("CSFB") and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of

CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates (CSFB employees should contact the CSFB Hotline at 1-800-588-6200 concerning how to purchase Class D shares), (vi) Common Class shares have slightly different procedures for buying and selling shares and available services, as described in the Prospectus under "How to Buy and Sell Shares" and "Additional Shareholder Services," and (vii) Advisor Class shares are available for purchase through certain institutions and financial services firms and are not available to individual investors directly. In accordance with the Credit Suisse Warburg Pincus Capital Funds' Amended and Restated Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, each Fund is offering four classes of shares, designated Class A, Class B, Class C and Common Class for each of the Credit Suisse Warburg Pincus Capital Funds and, in addition, Class D shares for the Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Value Fund, Credit Suisse Warburg Pincus Small Company Value Fund and Credit Suisse Warburg Pincus Fixed Income II Fund, and Advisor Class shares for the Credit Suisse Warburg Pincus Value Fund.

            The Trust was formed on November 26, 1985 as a "business trust" under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Amended and Restated Agreement and Declaration of Trust, however, provides that shareholders of Credit Suisse Warburg Pincus Capital Funds shall not be subject to any personal liability for the acts or obligations of Credit Suisse Warburg Pincus Capital Funds and that every written obligation, contract, instrument or undertaking made by Credit Suisse Warburg Pincus Capital Funds shall contain a provision to that effect. Upon payment of any liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Fund. The Trustees intend to conduct the operation of Credit Suisse Warburg Pincus Capital Funds, with the advice of counsel, in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of Credit Suisse Warburg Pincus Capital Funds.

            The Amended and Restated Agreement and Declaration of Trust further provide that no Trustee, officer, employee or agent of Credit Suisse Warburg Pincus Capital Funds is liable to Credit Suisse Warburg Pincus Capital Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Credit Suisse Warburg Pincus Capital Funds, except such liability as may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of Credit Suisse Warburg Pincus Capital Funds or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of Credit Suisse Warburg Pincus Capital Funds or of the particular Fund, respectively. With the exceptions stated, the Amended and Restated Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of Credit Suisse Warburg Pincus Capital Funds against all liability in connection with the affairs of Credit Suisse Warburg Pincus Capital Funds.

            All shares of Credit Suisse Warburg Pincus Capital Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series or classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series or classes would be governed by the Investment Company Act of 1940 and the laws of the Commonwealth of Massachusetts.

--------------------------------------------------------------------------------
              PURCHASES, REDEMPTIONS, EXCHANGES AND PRICING OF FUND
                                     SHARES
--------------------------------------------------------------------------------

            The following information supplements that set forth in the Prospectus under the heading "How to Buy and Sell Shares" and "Other Shareholder Information."

(a) Purchases

            Shares of the Funds are offered at the respective net asset value per share ("NAV") next determined following receipt of a purchase order in proper form by Credit Suisse Warburg Pincus Capital Funds or by the Distributor plus, in the case of Class A shares of each Fund, an initial sales charge imposed at the time of purchase or, in the case of Class B shares or Class C shares of each Fund, subject to a contingent deferred sales charge or "CDSC" upon redemption. Common Class shares of each Fund and Advisor Class shares of the Credit Suisse Warburg Pincus Value Fund are offered without any sales charge (but are subject to a distribution and/or servicing fee). Class D shares of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Fixed Income II Fund are offered to employees of CSFB and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates at NAV without any sales charge. The Funds calculate NAV as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m. New York City time on each day that trading is conducted on the New York Stock Exchange.

            Each class of shares of a Fund represents an interest in the same assets of such Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class D shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, (v) Class D shares are solely available for purchase by employees of CSFB and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates (CSFB employees should contact the CSFB Hotline at 1-800-588-6200 concerning how to purchase Class D shares), (vi) Common Class shares have slightly different procedures for buying and selling shares and available services, as described in the Prospectus under "How to Buy and Sell Shares" and "Additional Shareholder Services," and (vii) Advisor Class shares are available for purchase through certain institutions and financial services firms and are not available to individual investors directly. In accordance with the Credit Suisse Warburg Pincus Capital Funds' Amended and Restated Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

            To open a new account by wire for Class A, Class B or Class C shares, first call Credit Suisse Warburg Pincus Funds at 1-800-225-8011 (option #2) to obtain an account number. A representative will instruct you to send a completed, signed application to the Transfer Agent. Accounts cannot be opened without a completed, signed application and a fund account number. Contact your bank to arrange a wire transfer to:

            Boston Safe Deposit & Trust
            ABA #011001234
            For: PFPC, Inc.
            A/C #006068
            Attn:  Credit Suisse Warburg Pincus Funds

            Your wire instructions must also include:
            --the name of the Fund in which the money is to be invested, --your account number at the Fund, and --the name(s) of the account holder(s)

            For Common Class shares, call the Shareholder Service Center at 1-800-WARBURG (800 927-2874) to obtain an application by mail or fax. Applications can also be downloaded from the Internet Web site at: www.warburg.com. Contact your bank to arrange a wire transfer to:

            State Street Bank and Trust Company
            ABA# 0110 000 28
            Attn:  Mutual Funds/Custody Dept.
            [Credit Suisse Warburg Pincus Fund Name]
            DDA# 9904-649-2
            F/F/C:  [Account Number and Registrations

            Orders for the purchase of shares of a Fund become effective at the next transaction time after Federal funds or bank wire monies become available to Citibank,

N.A. ("Citibank") for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at Citibank by bank wire. Investors should note that their banks may impose a charge for this service. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

            All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at NAV and with respect to Class A shares, less any applicable sales charge. To avoid unnecessary expense to the Funds and to facilitate the immediate redemption of shares, share certificates are not issued except upon the written request of a shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion.

            Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

            A Fund may also issue its shares in return for securities or other assets, subject to approval of the Board of Trustees.

(b) Contingent Deferred Sales Charges

            Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 4% to zero over a four-year period. Redemptions of Class C shares will be subject to a CDSC of 1% if such redemptions occur within one year of purchase of the shares redeemed. The CDSC for Class B shares and Class C shares will be waived for the following shareholders or transactions:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) liquidations, distributions or loans from the following types of retirement plans: (i) retirement plans qualified under section 401(k) of the Code; (ii) plans described in section 403(b) of the Code; and (iii) deferred compensation plans described in section 457 of the Code;

(3) redemptions as a result of shareholder death or disability (as defined in the Code);

(4) redemptions made pursuant to the Credit Suisse Warburg Pincus Capital Funds' systematic withdrawal plan up to 1% monthly or 3% quarterly of the account's total purchase payments (excluding dividend reinvestment) not to exceed 12% of total purchase payments over any 12 month rolling period (systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver); and

(5) a redemption related to minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code.

      Redemptions effected by Credit Suisse Warburg Pincus Capital Funds pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.

            The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. In the case of Class B shares and Class C shares, a CDSC will be applied on the lesser of the original purchase price or the current value of the shares being identified for redemption. Increases in the value of your shares identified for redemption or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

            The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund, if the initial purchase was made in such money market fund.

            The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                         Contingent Deferred
                                          Sales Charge as a
                                          Percentage of the
                                          Lesser of Dollars
               Year Since Purchase     Invested or Redemption
                   Payment Made               Proceeds
              ----------------------   ----------------------
              First.................            4.0%
              Second................            3.0%
              Third.................            2.0%
              Fourth................            1.0%
              Fifth.................            0.0%
              Sixth.................            0.0%
              Seventh...............            0.0%

            For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

(c) Redemptions

            Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interest of Credit Suisse Warburg Pincus Capital Funds. Credit Suisse Warburg Pincus Capital Funds has filed a formal election with the Securities and Exchange Commission pursuant to which Credit Suisse Warburg Pincus Capital Funds will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90 day period. In the opinion of Credit Suisse Warburg Pincus Capital Funds' management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets of a Fund before a redemption wholly or partly in portfolio securities would be made. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. See the Prospectus for a description of the CDSC which may be applicable to certain redemptions.

            To redeem shares represented by share certificates, investors should forward the appropriate share certificates, endorsed in blank or with blank stock powers attached, to Credit Suisse Warburg Pincus Capital Funds with the request that the shares represented thereby or a specified portfolio thereof be redeemed at the next determined net asset value per share. The share assignment form on the reverse side of each share certificate surrendered to Credit Suisse Warburg Pincus Capital Funds for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, in the alternative, a stock power signed in the same manner may be attached to the share certificate or certificates, or, where tender is made by mail, separately mailed to Credit Suisse Warburg Pincus Capital Funds. The signature or signatures on the assignment form must be guaranteed in the manner described below.

            If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable CDSC) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule

17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

            The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

(d) Exchanges

            Class A, Class B, Class C or Common Class shares of a Fund may be exchanged by mail or telephone for shares of the same class of another Fund or for shares of the Credit Suisse Warburg Pincus Opportunity Funds or Credit Suisse Warburg Pincus Select Funds, each investment companies managed by the Adviser and an affiliate of the Adviser. The Credit Suisse Warburg Pincus Opportunity Funds are currently comprised of five portfolios: the Credit Suisse Warburg Pincus Developing Markets Fund, and the Credit Suisse Warburg Pincus International Equity II Fund (the "Opportunity International Funds") and together with the Credit Suisse Warburg Pincus High Income Fund (the "Credit Suisse Warburg Pincus Opportunity Long-term Funds"), and Credit Suisse Warburg Pincus Municipal Money Fund and Credit Suisse Warburg Pincus U.S.

Government Money Fund (the "Credit Suisse Warburg Pincus Opportunity Money Funds"). The Credit Suisse Warburg Pincus Select Funds are currently comprised of two portfolios: The Credit Suisse Warburg Pincus Strategic Growth Fund and Credit Suisse Warburg Pincus Technology Fund. Shares exchanged from a Fund must be exchanged for the same class of shares of the Credit Suisse Warburg Pincus Opportunity Long-term Funds or Credit Suisse Warburg Pincus Select Funds. Class A, Class B and Class C shares may also be exchanged for shares of the Credit Suisse Warburg Pincus Opportunity Money Funds. In addition, Class A shares may be exchanged for Common Class shares of other Credit Suisse Warburg Pincus Capital Funds, Credit Suisse Warburg Pincus Opportunity Long-term Funds, or Credit Suisse Warburg Pincus Select Funds. After about July 1, 2001, Common Class shares of Credit Suisse Warburg Pincus Funds may be exchanged for Common Class shares of funds in the Warburg, Pincus family of funds (and vice versa).

            Each Credit Suisse Warburg Pincus Opportunity Long-term Fund and Credit Suisse Warburg Pincus Select Fund portfolio offers four classes of shares: Class A shares, Class B shares, Class C shares and Common Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% for the Opportunity International Funds and Credit Suisse Warburg Pincus Select Funds and up to 4.75% for the Credit Suisse Warburg Pincus High Income Fund. In addition, Class A shares of the Credit Suisse Warburg Pincus Opportunity Long-term Funds and Credit Suisse Warburg Pincus Select Funds are sold with a 12b-1 fee of .25% annually. Class B shares are sold with a CDSC which declines from 4% to zero, depending on the period of time the shares are held, and a 12b-1 fee of 1% annually. Class C shares are sold subject to a CDSC of 1% if such shares are redeemed within one year of purchase, and a 12b-1 fee of 1% annually. Common Class shares are subject to a 12b-1 fee of .25% annually. In addition, the Credit Suisse Warburg Pincus High Income Fund, Credit Suisse Warburg Pincus International Equity II Fund and Credit Suisse Warburg Pincus Technology Fund offer Class D shares which are sold without an initial sales charge or CDSC at net asset value to employees of CSFB and its subsidiaries that are eligible to participate in the Employee Savings and Retirement Plan of Credit Suisse First Boston, certain investment advisory or brokerage clients of CSAM or its affiliates, and certain employee benefit plans for employees of CSAM or its affiliates. Class D shareholders of the Credit Suisse Warburg Pincus Value Fund who received Class D shares in exchange for their shares of the Warburg, Pincus Value Fund II, Inc., but who are not otherwise eligible Class D shareholders, may exchange such Class D shares for Common Class shares of other Credit Suisse Warburg Pincus Funds. Such shareholders may exchange their (i) Class D shares of the Credit Suisse Warburg Pincus Value Fund for Common Class shares of other Credit Suisse Warburg Pincus Funds, and (ii) Common Class shares of other Credit Suisse Warburg Pincus Funds for Class D shares of the Credit Suisse Warburg Pincus Value Fund as long as such shareholders maintain a balance in the Credit Suisse Warburg Pincus Value Fund. Each Credit Suisse Warburg Pincus Opportunity Money Fund Portfolio currently offers only one class of shares, and is subject to a 12 b-1 fee of .25% annually.

            Class A shares subject to a CDSC as described in the Prospectus and Class B shares and Class C shares which are exchanged for shares of the Credit Suisse Warburg Pincus Opportunity Funds and Credit Suisse Warburg Pincus Select Funds will continue to be subject to the same CDSC at the same rate and for the same period of time as they were prior to exchange. The telephone exchange privilege will be offered automatically unless a shareholder declines such option on the Share Purchase Application found in the Funds' Prospectus, or by writing to the Funds' Transfer Agent, PFPC, Inc., 211 S. Gulph Road, King of Prussia, PA 19406-3101, Attn: Credit Suisse Warburg Pincus Funds. Participants within the Employee Savings and Retirement Plan of Credit Suisse First Boston should contact the CSFB Hotline at 1-800-588-6200 for information regarding the exchange of Class D shares.

             In the case of each of the Credit Suisse Warburg Pincus Opportunity Funds and Credit Suisse Warburg Pincus Select Funds, the exchange privilege is available only in those jurisdictions where shares of the relevant Fund may be legally sold. Prospectuses for the Credit Suisse Warburg Pincus Opportunity Funds may be obtained at the address or telephone number listed on the cover page of the Prospectus. An exchange is effected on the basis of each Fund's relative NAV next computed following receipt of an order for such exchange from the shareholder. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made and the shares exchanged are held by the Transfer Agent or Distributor.

             Only those shareholders who have had shares in a Fund for at least seven days may exchange all or part of those shares for shares of another Fund or one of the Credit Suisse Warburg Pincus Opportunity Funds or Credit Suisse Warburg Pincus Select Funds and no partial exchange may be made if, as a result, the shareholders' interest in a Fund would be reduced to less than $250. The minimum initial exchange into another Fund is $1,000.

            All exchanges into the Credit Suisse Warburg Pincus Opportunity Funds or Credit Suisse Warburg Pincus Select Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the relevant

Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

            A shareholder of Credit Suisse Warburg Pincus Capital Funds who has exchanged shares for shares of the Credit Suisse Warburg Pincus Opportunity Funds or Credit Suisse Warburg Pincus Select Funds will have all of the rights and privileges of a shareholder of the relevant Credit Suisse Warburg Pincus Opportunity Fund or Credit Suisse Warburg Pincus Select Funds.

            The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short-term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who engage in such frequent transactions may be prohibited or restricted from placing future exchange orders.

(e) Systematic Withdrawal Plan

            Shares of a Fund owned by a participant in Credit Suisse Warburg Pincus Capital Funds' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments. A CDSC which would otherwise be imposed will be waived in connection with redemptions made pursuant to Credit Suisse Warburg Pincus Capital Funds' systematic withdrawal plan of up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) not to exceed 12% over any 12 month rolling period; however, the CDSC will not be waived for systematic withdrawals elected on a semi-annual or annual basis. See "How to Buy and Sell Shares" in the Prospectus for a description of the CDSC. A shareholder's systematic withdrawal plan may be terminated at any time by the shareholder or Credit Suisse Warburg Pincus Capital Funds.

            Redemption of shares for withdrawal purposes may reduce or even liquidate an account. While an occasional lump sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000 whichever is less.

--------------------------------------------------------------------------------
                         SHAREHOLDER INVESTMENT ACCOUNT
--------------------------------------------------------------------------------

            Each Fund may be a suitable investment vehicle for part or all of the assets held in various tax-sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the Capital Funds' Transfer Agent. While the Credit Suisse Warburg Pincus Capital Funds reserves the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to sales to the types of plans listed below.

(a) Individual Retirement Accounts ("IRA")

            The Adviser has available a prototype form of a traditional IRA for investment in shares of any one or more Funds. Under the Code, individuals may currently make tax-deferred IRA contributions of up to $2,000 annually. Married individuals filing jointly may make tax-deferred contributions of up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to a traditional IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in a traditional IRA is not subject to federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from traditional IRAs under certain circumstances.

            The Adviser has available a prototype form of the new Roth IRA. Unlike traditional IRAs, contributions to a Roth IRA are not currently deductible. However, amounts within a Roth IRA account will accumulate tax-free, and qualified distributions from a Fund held within such an account will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRAs. Roth IRAs are not available to individuals above certain income levels.

            The Adviser also has available a prototype form of the new Education IRA for investment in shares of any one or more Credit Suisse Warburg Pincus Capital Funds. Like the Roth IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of $500 per account annually. In addition, Educational IRA's are not available to individuals above certain income levels.

(b) Simplified Employee Pension Plan ("SEP/IRA")

            A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

(c) Savings Incentive Match Plan for Employees ("SIMPLE") -- SIMPLE IRA and SIMPLE 401(k)

            SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the employer in the preceding calendar year the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone Credit Suisse Warburg Pincus Capital Funds' shareholder servicing representatives at (800) 225-8011 for more information.

(d) Employer-Sponsored Retirement Plans

             The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more of the Capital Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.

            Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS stating that the prototype retirement plan is acceptable by qualified employers.

(e) Self-Directed Retirement Plans

            Shares of the Credit Suisse Warburg Pincus Capital Funds may be suitable for self-directed IRA accounts and prototype retirement plans.

--------------------------------------------------------------------------------
                                 NET ASSET VALUE
--------------------------------------------------------------------------------

            Net asset value per share is computed each Fund Business Day in accordance with the Credit Suisse Warburg Pincus Capital Funds' Amended and Restated Agreement and Declaration of Trust and By-Laws. For this purpose, a Fund Business Day is any day on which the New York Stock Exchange is open for business, typically, Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

            The Funds calculate net asset value on each Fund Business Day, as of the close of the regular session of the New York Stock Exchange, generally 4:00 p.m. New York City time. The NAV is calculated by taking the sum of the value of a Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

            The net asset value is calculated separately for each class of shares. Although the legal rights of each class of shares are substantially identical, the different expenses attributable to each class will result in different net asset values and dividends. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution and service fees imposed on Class B and Class C shares. The net asset value of Class A shares, Common Class shares and Advisor Class shares will generally be lower than the net asset value of Class D shares because Class D shares are not subject to any distribution or service fees.

It is expected that the net asset value of Class A shares, Class B shares, Class C shares, Class D shares, Common Class shares and Advisor Class shares will tend to converge immediately after the recording of dividends, if any, which will differ in amount by approximately the differential of the accrual of distribution fees.

            For purposes of the computation of net asset value, each of the Funds value securities held in their respective portfolios as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, unless it is determined that such mean does not reasonably reflect true market value, in which case such value shall be taken at such amount as shall be deemed reasonable by Trustees of Credit Suisse Warburg Pincus Capital Funds, but not less than said bid price nor more than said asked price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees of Credit Suisse Warburg Pincus Capital Funds shall determine in good faith to reflect its fair value.

            Readily marketable securities, including certain options, not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the Nasdaq National Market are valued in a like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

            Readily marketable securities, including certain options traded only in the over-the-counter market, and listed securities whose primary market is believed by the Adviser to be over-the-counter (excluding those admitted to trading on The Nasdaq National Market) are valued at the mean of the current bid and asked prices as reported by The Nasdaq National Market, or in the case of securities not quoted on The Nasdaq National Market, the National Quotation Bureau, Inc. or such other comparable source that the Trustees of the Fund deem appropriate to reflect their fair market value. However, fixed-income securities (except short-term securities) may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The money market securities in which each Fund invests are traded primarily in the over-the-counter market and are valued at the mean between most recent bid and asked prices as obtained from dealers that make markets in such securities, except for securities having 60 days or less remaining until maturity which are stated at amortized cost. Portfolio securities underlying listed call options will be valued at their market prices and reflected in net assets accordingly. Premiums received on call options written by the Fund will be included in the liability section of the Statement of Assets and Liabilities as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of Credit Suisse Warburg Pincus Capital Funds.

--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS, AND DISTRIBUTIONS
--------------------------------------------------------------------------------

            Each of the Funds has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund will not be subject to federal income taxes if at least 90% of its net investment income and net short-term capital gains less any available capital loss carryforwards are distributed to shareholders within allowable time limits. However, a Fund will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, a Fund will be subject to a nondeductible 4% excise tax to the extent that it does not make distributions to its shareholders on a basis such that the distributions are taxed to shareholders in the same year in which the related income or gain was realized by such Fund. To the extent possible, each Fund intends to make such distributions as may be necessary to avoid this excise tax.

            Each Fund normally will distribute substantially all of its net investment income and net capital gain, if any, to shareholders in the form of dividends to be paid from time to time. Any dividends or distributions paid shortly after the purchase of shares by an investor may have the effect of reducing the per share value of the shares owned by the investor by the per share amount of the dividends or distributions. Furthermore, such dividends and distributions, although in effect a return of capital, are subject to income taxes.

            In the event that total distributions (including distributed or designated net capital gain) of a Fund for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a tax return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a tax on capital gain either when a distribution is in excess of basis or, more likely, when a shareholder redeems shares.

            Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year. Long-term capital gain of a non-corporate shareholder is generally subject to a maximum tax rate of 20% in respect of property held for more than one year.

            Dividends distributed by a Fund will be eligible for the dividends-received deduction available to corporate shareholders only to the extent of the portion of the Fund's gross income which consists of dividends received on equity securities issued by domestic corporations with respect to which such Fund meets the same holding period, risk of loss, and borrowing limitations applicable to the Fund's shareholders. Section 246 of the Code generally permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. The Internal Revenue Service ("IRS") has specific regulations governing the identification of shares to be redeemed by a shareholder that wishes to redeem some, but not all, of its shares. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

            A corporate shareholder would not be entitled to a dividends-received deduction for dividends paid or accrued after September 5, 1997 unless the 45 day holding period were satisfied over a period immediately before or immediately after the shareholder became entitled to receive the dividend. A transition rule provides that the provision will not apply to dividends received within two years of the date of enactment if (1) the dividend is paid with respect to stock held on June 8, 1997, and all times thereafter until the dividend is received; (2) the stock is continuously subject to a diminished risk of loss (as described above) on June 8, 1997, and all times thereafter until the dividend is received; and (3) such stock and related position was identified by the taxpayer by September 30, 1997.

            The dividends-received deduction will also be reduced for shareholders who incur indebtedness that is directly attributable to the purchase of shares by the percentage of the cost of such shares. Such reduction depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisers.

            Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction, with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock unless such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends having ex-dividend dates within any 85-day period and, if such dividends total more than 20% of the shareholder's basis in its stock, all dividends having ex-dividend dates within one year, must be aggregated. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deduction.

            Each Fund intends to declare and pay dividends and capital gains distributions so as to avoid imposition of the 4% federal excise tax referred to above. Accordingly, each Fund expects to distribute during the calendar year an amount at least equal to the sum of (i) 98% of its calendar year net investment income, (ii) 98% of its net capital gain income (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or capital gain from the prior year which has not been distributed by such Fund. Dividends declared in October, November, or December and made payable to shareholders of record in such month would be deemed paid by a Fund and taxable to its shareholders on December 31 of such year provided that such dividends are actually paid during or before January of the following year. A Fund may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of such gain as a capital gain dividend. Such Fund's shareholders will treat such designated amounts as net capital gain on their income tax returns, but will receive a credit or refund equal to federal income taxes paid by such Fund with respect to such capital gains. In addition, shareholders will increase their basis in the Fund's shares by the difference between the amount of such includible gains and the tax deemed paid by such shareholders in respect of such gains. If a capital gain dividend is paid with respect to any shares of a Fund which are sold at a loss after being held for less than six months, any loss realized upon the sale of such shares will be treated as long-term capital loss to the extent of such capital gain dividend. Any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of shares acquired will be adjusted to reflect the disallowed loss.

            Some of the investment practices of the Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund are subject to special provisions that, among other things, may defer the use of certain losses of such Funds and affect the holding periods of the securities held by the Funds and the character of the gains or losses realized. These provisions may also require the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund to mark-to-market some of the positions in their portfolio (i.e., treat them as if they were closed out), which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

            Dividend and interest income from non-U.S. equity and debt securities may be subject to a withholding tax imposed by the country in which the issuer is located. Each Fund expects to claim a deduction or foreign tax credit with respect to any such withholding tax, to the extent allowable under the Code, regulations thereunder, or an applicable treaty. Since a Fund's investment policies would preclude it from investing more than 50% of the value of the total assets of such Fund in non-U.S. equity and debt securities, shareholders are not expected to be eligible for a pass-through of the credit for foreign taxes paid.

            For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income (less expenses applicable thereto) earned by the Credit Suisse Warburg Pincus Municipal Trust Fund are not subject to federal income tax if, at the close of each quarter of the Credit Suisse Warburg Pincus Municipal Trust Fund's taxable year, at least 50% of the value of the Credit Suisse Warburg Pincus Municipal Trust Fund's total assets consist of tax-exempt obligations. The Fund intends to meet this requirement. However, under current tax law, some individuals and corporations may be subject to an alternative minimum tax (the "AMT") with respect to their receipt of certain distributions of tax-exempt interest income from the Credit Suisse Warburg Pincus Municipal Trust Fund. Distributions of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Credit Suisse Warburg Pincus Municipal Trust Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Credit Suisse Warburg Pincus Municipal Trust Fund to a shareholder are taxable to the shareholder as long-term capital gain, regardless of the length of time the shareholder may have held the Credit Suisse Warburg Pincus Municipal Trust Fund shares.

            Each Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends or proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish his or her Fund with a correct taxpayer identification number, who has been notified by the U.S. Treasury that he or she has under-reported dividend or interest income or who fails to certify to his or her Fund that he or she is not subject to such withholding. An individual's tax identification number is generally his or her social security number.

            Shareholders will be notified annually by the Funds as to the Federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws.

            The foregoing discussion is a general summary of certain current federal income tax laws regarding the Funds and relates solely to the application of that law to (i) citizens or residents of the United States, (ii) domestic corporations or partnerships, or (iii) entities otherwise subject to U.S. taxation on a net income basis. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of whom may be subject to special rules. Each prospective and current shareholder should consult with his or her own professional tax adviser regarding federal, state and local tax consequences of ownership of shares of the Funds.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

             Presented below is certain performance information with respect to an investment in Class A, Class B and Class D shares of beneficial interest of the Funds. Prior to February 28, 1996, Class A shares were not offered. Accordingly, the information presented below with respect to Class A shares has been obtained from the financial statements for the Funds' prior fiscal years. Because Common Class shares were issued on August 1, 2000, Class C shares were issued as of February 28, 2000, and Advisor Class shares have not been issued as of the date of this SAI, no performance information is included for these classes of shares. Total returns shown reflect the impact of expense waivers and/or reimbursements by the investment advisor. Absent such waivers/reimbursements, total returns would be lower.

(a) Average Annual Total Return

            The average annual total return of Class A shares for the one, five and ten year periods ended October 31, 2000 was 7.80%, 21.03% and 16.76% for the Credit Suisse Warburg Pincus Blue Chip Fund and 0.31%, 3.88% and 6.20% for the Credit Suisse Warburg Pincus Fixed Income II Fund, respectively. The average annual total return of Class A shares for the one, five and ten year periods ended October 31, 2000 for the Credit Suisse Warburg Pincus Small Company Value Fund (which was previously named the Winthrop Aggressive Growth Fund and which includes its predecessor, the Neuwirth Fund, Inc.) and the Credit Suisse Warburg Pincus Value Fund (which includes its predecessor, the Pine Street Fund, Inc.) was 14.70%, 10.13% and 15.75% for the Credit Suisse Warburg Pincus Small Company Value Fund and 2.22%, 17.38% and 15.71% for the Credit Suisse Warburg Pincus Value Fund, respectively. The average annual total return of Class A shares for the one and five year periods ended October 31, 2000 for the Credit Suisse Warburg Pincus Municipal Trust Fund was 0.21% and 3.28% respectively and 3.54% for the period July 28, 1993 (commencement of operations) through October 31, 2000.

            The average annual total return for Class B shares for the one year period ended October 31, 2000 was 9.58%, 0.57%, 16.80%, 3.66% and 0.45% and for
the period February 28, 1996 (commencement of offering of Class B shares) through October 31, 2000 was 20.25%, 4.15%, 9.72%, 16.23% and 3.45%, for the
Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, the Credit Suisse Warburg Pincus Small Company Value Fund, the Credit Suisse Warburg Pincus Value Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund, respectively.

            The average annual total return for Class D shares for the one year period ended October 31, 2000 was 8.75%, 5.62%, and 14.69% for the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg Pincus Fixed Income II Fund, and the Credit Suisse Warburg Pincus Blue Chip Fund, respectively, and for the period April 30, 1999 (commencement of offering Class D shares for Credit Suisse Warburg Pincus Value Funds and Credit Suisse Warburg Pincus Fixed Income II Fund) or May 13, 1999 (commencement of offering of Class D shares for Credit Suisse Warburg Pincus Blue Chip Fund), as the case may be, through October 31, 2000 the total return for Class D shares for the Credit Suisse Warburg Pincus Value Fund, the Credit Suisse Warburg

Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Blue Chip Fund was 5.25%, 3.72% and 13.01%, respectively.

            The Fund commenced offering Class C shares on February 28, 2000 and Common Class shares on August 1, 2000. Therefore, the Fund does not yet have a full calendar year of performance indicated for these classes.

            These amounts were computed by assuming a hypothetical initial investment of $1,000. It was then assumed that all of the dividends and distributions by each of the Funds over the relevant time periods were reinvested. It was then assumed that with respect to the Class A shares of the Credit Suisse Warburg Pincus Blue Chip Fund, the Credit Suisse Warburg Pincus Small Company Value Fund and the Credit Suisse Warburg Pincus Value Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment and, with respect to the Class A shares of the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund, the maximum initial sales charge of 4.75% was deducted at the time of investment. With respect to the Class B shares of each of the Credit Suisse Warburg Pincus Capital Funds, it was assumed that at the end of these periods the entire amount was redeemed and the appropriate sales load, if any, was deducted. The average annual total return was then calculated by using the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compounded rate of return). The results shown should not be considered an indication of future performance from an investment in any Fund today.

(b) Computation of the Credit Suisse Warburg Pincus Fixed Income II Fund's and Credit Suisse Warburg Pincus Municipal Trust Fund's 30-Day Yield Quotation

            The 30-day yield for each of the Credit Suisse Warburg Pincus Fixed Income II Fund and the Credit Suisse Warburg Pincus Municipal Trust Fund for the period ended October 31, 2000 was with respect to Class A shares, 5.49% and 3.66%, respectively; with respect to Class B shares, 5.01% and 3.11%, respectively; with respect to Class C shares, 4.86% and 2.61%, respectively; with respect to Common Class shares, 5.77% and 3.89%, respectively; and with respect to Class D shares, 6.02% for the Credit Suisse Warburg Pincus Fixed Income II Fund. The Fund's yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(a-b/cd+1)^6-1]

Where:      a =   dividends and interest earned during the period.

            b =   expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = the maximum offering price per share on the last day of the period.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

(a) Counsel and Auditors

            Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, serves as legal counsel for the Credit Suisse Warburg Pincus Capital Funds.

            Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for the Credit Suisse Warburg Pincus Capital Funds.

(b) Additional Information

            This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by Credit Suisse Warburg Pincus Capital Funds with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            The audited financial statements of the Funds for the fiscal year ended October 31, 2000 and the report of the Funds' independent auditors in connection therewith are included in the October 31, 2000 Annual Report to Shareholders. The audited financial statements included in the Annual Report are incorporated by reference into this Statement of Additional Information. You can obtain a copy of the Fund's Annual Report by writing the address or calling the telephone numbers set forth on the cover of this Statement of Additional Information.

--------------------------------------------------------------------------------
                  Appendix I - Description of Security Ratings
--------------------------------------------------------------------------------

Bond Ratings

            Municipal and Corporate Bonds. The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of high quality by all standards. Together with the Aa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A are judged by Moody's to possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The generic ratings Aa through Baa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

            Moody's highest ratings for short-term municipal loans is MIG-1. Moody's states that short-term municipal securities rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2 designation are judged to be of high quality, with margins of protection ample although not so large as in the MIG-1 group.

            The four highest ratings of Standard & Poor's Ratings Group ("S&P") for municipal and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation and indicate an extremely strong capacity to pay interest and repay principal. Bonds rated AA also qualify as high-quality debt obligations and have a very strong capacity to pay interest and repay principal and in the majority of instances differ from AAA issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. The BBB rating, which is the lowest "investment-grade" security rating of S&P, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The ratings AA through BBB may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within such rating categories.

            Notes rated SP-1 have a very strong capacity to pay principal and interest. Those issues determined by S&P to possess overwhelming safety characteristics are given an SP-1+ rating. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest. The rating scale for notes is closely related to long-term bond ratings; notes rated SP-1+ compare with bonds rated AAA, AA+, AA and AA-; notes rated SP-1 compare with bonds rated A+, A and A-; and notes rated SP-2 compare with bonds rated BBB+, BBB and BBB-.

Other Municipal Securities and Commercial Paper

            "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the numbers 1+, 1, 2 and 3 to denote relative strength within the highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins or support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most likely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is

A or better, the issuer has access to at least two additional channels of borrowing, the basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company, is in a well-established industry and has superior management.


                                      A-4